FIDELITY(REGISTERED TRADEMARK)
CAPITAL APPRECIATION
FUND

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  22  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 26  Notes to the financial
                          statements.

PROXY VOTING RESULTS  31

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CAPITAL APPRECIATION  23.59%         26.49%       170.30%       357.78%

S&P 500                        7.20%          10.13%       208.38%       459.05%

Capital Appreciation Funds     23.66%         33.58%       194.74%       377.57%
Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 303 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of the report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CAPITAL APPRECIATION    26.49%       22.00%        16.43%

S&P 500                          10.13%       25.26%        18.78%

Capital Appreciation Funds       33.58%       21.76%        15.06%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Capital Appreciation        S&P 500
             00307                       SP001
  1990/04/30      10000.00                    10000.00
  1990/05/31      10531.03                    10975.00
  1990/06/30      10435.06                    10900.37
  1990/07/31      10236.72                    10865.49
  1990/08/31       9168.27                     9883.25
  1990/09/30       8496.48                     9401.93
  1990/10/31       8221.37                     9361.51
  1990/11/30       8650.03                     9966.26
  1990/12/31       8970.77                    10244.32
  1991/01/31       9346.71                    10690.97
  1991/02/28      10072.67                    11455.37
  1991/03/31      10312.49                    11732.59
  1991/04/30      10351.38                    11760.75
  1991/05/31      10487.50                    12268.82
  1991/06/30      10176.38                    11706.91
  1991/07/31      10565.28                    12252.45
  1991/08/31      10558.80                    12542.83
  1991/09/30      10234.71                    12333.37
  1991/10/31      10033.78                    12498.63
  1991/11/30       9437.46                    11994.94
  1991/12/31       9867.31                    13367.16
  1992/01/31      10443.04                    13118.53
  1992/02/29      10874.83                    13289.07
  1992/03/31      10850.84                    13029.93
  1992/04/30      11162.70                    13413.01
  1992/05/31      11298.63                    13478.74
  1992/06/30      11290.64                    13277.90
  1992/07/31      11346.61                    13820.97
  1992/08/31      10890.83                    13537.64
  1992/09/30      10906.82                    13697.38
  1992/10/31      10970.79                    13745.33
  1992/11/30      11090.73                    14214.04
  1992/12/31      11482.46                    14388.87
  1993/01/31      11804.00                    14509.74
  1993/02/28      12057.90                    14707.07
  1993/03/31      12736.74                    15017.39
  1993/04/30      13347.70                    14653.97
  1993/05/31      13704.09                    15046.70
  1993/06/30      13746.52                    15090.33
  1993/07/31      14043.51                    15029.97
  1993/08/31      14230.19                    15599.61
  1993/09/30      13899.25                    15479.49
  1993/10/31      14713.86                    15799.92
  1993/11/30      14662.95                    15649.82
  1993/12/31      15319.22                    15839.18
  1994/01/31      16152.18                    16377.71
  1994/02/28      15804.65                    15933.88
  1994/03/31      15147.28                    15239.16
  1994/04/30      15239.86                    15434.22
  1994/05/31      15360.23                    15687.34
  1994/06/30      14851.00                    15303.00
  1994/07/31      15175.05                    15804.94
  1994/08/31      15776.87                    16452.94
  1994/09/30      15832.42                    16049.84
  1994/10/31      15739.83                    16410.97
  1994/11/30      15841.68                    15813.28
  1994/12/31      15705.27                    16047.79
  1995/01/31      16177.15                    16463.91
  1995/02/28      16474.63                    17105.51
  1995/03/31      16474.63                    17610.29
  1995/04/30      16936.25                    18128.91
  1995/05/31      17018.32                    18853.53
  1995/06/30      17408.13                    19291.49
  1995/07/31      18239.04                    19931.20
  1995/08/31      18782.72                    19981.23
  1995/09/30      19008.40                    20824.44
  1995/10/31      18167.23                    20750.09
  1995/11/30      18454.46                    21661.02
  1995/12/31      18652.80                    22078.21
  1996/01/31      19508.74                    22829.75
  1996/02/29      19430.93                    23041.39
  1996/03/31      19475.39                    23263.28
  1996/04/30      19797.76                    23606.18
  1996/05/31      20353.56                    24214.98
  1996/06/30      19742.18                    24307.24
  1996/07/31      18630.57                    23233.34
  1996/08/31      19253.07                    23723.34
  1996/09/30      20286.86                    25058.49
  1996/10/31      20309.10                    25749.60
  1996/11/30      21431.82                    27696.01
  1996/12/31      21473.08                    27147.35
  1997/01/31      22434.74                    28843.52
  1997/02/28      22130.42                    29069.65
  1997/03/31      21290.48                    27875.18
  1997/04/30      21740.88                    29539.33
  1997/05/31      23700.73                    31337.68
  1997/06/30      25015.41                    32741.61
  1997/07/31      26963.08                    35346.86
  1997/08/31      26488.33                    33366.73
  1997/09/30      28119.51                    35194.23
  1997/10/31      26366.60                    34018.74
  1997/11/30      26512.68                    35593.47
  1997/12/31      27167.07                    36204.61
  1998/01/31      26662.42                    36605.03
  1998/02/28      28919.33                    39244.98
  1998/03/31      29998.72                    41254.72
  1998/04/30      30713.65                    41669.74
  1998/05/31      29536.13                    40953.44
  1998/06/30      30223.01                    42616.97
  1998/07/31      30026.76                    42163.10
  1998/08/31      23732.64                    36067.16
  1998/09/30      25456.86                    38377.62
  1998/10/31      27040.91                    41499.25
  1998/11/30      28400.66                    44014.52
  1998/12/31      31771.48                    46550.64
  1999/01/31      34247.55                    48497.39
  1999/02/28      32419.29                    46990.09
  1999/03/31      33700.51                    48870.16
  1999/04/30      36190.98                    50762.90
  1999/05/31      35327.23                    49564.39
  1999/06/30      37299.45                    52315.21
  1999/07/31      36579.67                    50681.93
  1999/08/31      36550.87                    50431.06
  1999/09/30      35687.13                    49048.74
  1999/10/31      37040.33                    52152.55
  1999/11/30      40005.86                    53212.81
  1999/12/31      46336.54                    56347.04
  2000/01/31      44133.73                    53516.17
  2000/02/29      48027.43                    52503.11
  2000/03/31      49314.99                    57639.49
  2000/04/28      45778.08                    55905.11
IMATRL PRASUN   SHR__CHT 20000430 20000518 115042 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Capital Appreciation Fund on April 30, 1990. As the chart shows, by April 30, 2000, the value of the investment would have grown to $45,778 - a 357.78% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $55,905 - a 459.05% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF APRIL 30, 2000, THE SIX MONTH, ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI-CAP GROWTH FUNDS AVERAGE WERE, 32.28%, 47.70%, 247.92% AND 544.19%, RESPECTIVELY; AND THE ONE YEAR, FIVE YEAR AND 10 YEAR AVERAGE ANNUAL TOTAL RETURNS WERE 32.28%, 27.81% AND 20.05%, RESPECTIVELY. THE SIX MONTH, ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP AVERAGE WERE 15.56%, 19.03%, 167.28% AND 370.61%, RESPECTIVELY; AND THE ONE YEAR, FIVE YEAR AND 10 YEAR AVERAGE ANNUAL TOTAL RETURNS WERE 19.03%, 20.91% AND 16.13%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

A prolonged period of market
consistency that fostered seemingly
fixed expectations of rising
technology stocks reversed course
with a sudden change in investor
sentiment during the latter part of the
six-month period that ended April
30, 2000. To wit: After rising to a high of 5048 on March 10, the tech-heavy
NASDAQ Composite Index - the
benchmark for new economy stocks
that outperformed most other
domestic equity indexes in 1999 -
experienced a pullback in April.
Shortly after experiencing a
10% -20% correction in March, the
NASDAQ sank a full 25% during a
single week in mid-April, dropping
the index to 3321 and hampering its
30.28% return for the period. At the
same time, investors retreated to the
safety of larger companies, such as
those listed in the Standard & Poor's
500SM Index, which ended the
period with a 7.20% return. Another
index of well-established stocks - the
Dow Jones Industrial Average -
surged higher during the
NASDAQ's plummet, but the brief
rally wasn't enough to significantly
offset the blue-chip benchmark's poor
returns earlier in the period, as the
Dow eked out a 0.78% gain. Interest
in stocks of smaller companies
followed a similar pattern to the
NASDAQ, as the Russell 2000(registered trademark)
Index - a barometer of small-cap
stocks - returned a robust 18.72%,
but also experienced monthly
declines of more than 6% in both
March and April.

(photograph of Harry Lange)

An interview with Harry Lange, Portfolio Manager of Fidelity Capital Appreciation Fund

Q. HOW DID THE FUND PERFORM, HARRY?

A. For the six months that ended April 30, 2000, the fund returned 23.59%. This topped the Standard & Poor's 500 Index, which returned 7.20% during the same period, but slightly trailed the capital appreciation funds average, which returned 23.66% according to Lipper Inc. For the 12 months that ended April 30, 2000, the fund returned 26.49%, while the S&P 500 and Lipper group returned 10.13% and 33.58%, respectively.

Q. CAN YOU EXPLAIN WHY THE FUND EASILY BEAT THE S&P DURING THE PERIOD, YET TRAILED ITS PEER GROUP?

A. For different reasons, the answer to both is technology. Relative to the S&P 500, the fund benefited from a higher average exposure to technology stocks, as well as good individual stock selection within the sector. I kept the fund's technology exposure between 30%-35% throughout the period. Many of the fund's peers, however, maintained higher technology weightings and were able to benefit even more from the group's strong performance. Also, I made a tactical error by reducing the fund's technology exposure before the stocks actually peaked in February and March. Another key performance factor was my emphasis on Japanese stocks, particularly those in the finance and technology sectors.

Q. CAN YOU EXPLAIN YOUR STRATEGY WITH RESPECT TO THE FUND'S JAPANESE
HOLDINGS?

A. Six months ago, Japan was showing signs of waking up from its economic doldrums. As such, the fund held several investments that benefited from this, including Jafco, a venture capital firm, and Softbank, a leading creator and operator of Internet companies in Japan. Also, I added to the fund's positions in brokerage houses Nomura Securities and Daiwa Securities. With Japan in the process of deregulating its securities industry, I felt these companies would benefit from increased investing volumes. At the end of the period, these four stocks were among the fund's top-10 individual performers, with Jafco and Softbank leading the way. As we neared the end of 1999, though, I sensed some volatility on the horizon. I reacted by cutting back on some of these positions, and my decision to do so proved wise as the market showed signs of weakness in early 2000.

Q. YOU REDUCED THE FUND'S INVESTMENTS IN MEDIA AND LEISURE STOCKS FROM 18% SIX MONTHS AGO TO JUST UNDER 12% AT THE END OF APRIL. WHY THE FALL FROM GRACE?

A. The majority of the decrease stemmed from the cable TV group, an area that typically has been well-represented within the portfolio. As the period wore on, several trends within the group became too difficult to overlook. For example, I had expected revenues and cash flow from companies such as Comcast and Time Warner to increase with their rollout of digital and cable modem services. While these services did roll out on or ahead of plan, increased competition from satellite and digital subscriber line providers prevented the cash flows from accelerating as I had expected.

Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD? WHICH WERE
DISAPPOINTING?

A. Exodus Communications - a leading provider of Web hosting services
- gave the fund a nice performance boost. Companies are anxious to have a presence on the Web, and Exodus supplies the servers and other equipment they need to get up and running. The fund no longer owned a stake in Exodus at the end of the period, mainly due to valuation concerns. Other good stocks were Ciena Corp., a company involved in making telecommunications equipment, and Noble Drilling, which benefited when oil prices rebounded. Disappointments, meanwhile, included Playboy Enterprises and Pegasus Systems, a company specializing in online reservations systems. Playboy experienced weaker-than-expected cash flows within its entertainment division, and Pegasus made what the market perceived to be a questionable acquisition during the period.

Q. WHAT'S YOUR OUTLOOK, HARRY?

A. For the time being, all eyes should remain fixated on the technology sector. Some investors will resort to more defensive investments during the inevitable spurts of volatility, but technology should continue to drive the market. The fund had just over 35% of its investments in technology at the end of April, and I'm fairly comfortable with that number. I'll continue to look for opportunities, but my emphasis on technology will most likely remain less than that of many of the fund's competitors.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
primarily in common stocks

FUND NUMBER: 307

TRADING SYMBOL: FDCAX

START DATE: November 26,
1986

SIZE: as of April 30, 2000,
more than $3.7 billion

MANAGER: Harry Lange, since
1996; manager, various
Fidelity Select Portfolios,
1992-1996; research
director, Fidelity Investments
Far East, 1988-1992; joined
Fidelity in 1987

HARRY LANGE TALKS ABOUT
TECHNOLOGY STOCKS, MARKET
VOLATILITY AND THE NASDAQ,
AND WHAT IT ALL MEANS FOR
THE FUND:

"The market volatility we witnessed
in the technology sector in April
may have been new and shocking,
particularly to the many investors
who have known nothing but good
times. But the volatility isn't what's
new - prices were due to correct
and they eventually did. What's new
in all of this is that the NASDAQ -
the index that tracks the tech
sector - has cemented its place
among investors as a daily,
must-see gauge for market
performance.

"I know it has for me. When I'm
checking on Capital Appreciation's
performance, I look at the S&P 500.
That's the index the fund compares
itself to. But I also pay very close
attention to the NASDAQ. Since
many of the fund's peers have
higher technology weightings than
the fund, the peer group tends to
perform more in line with the
NASDAQ than the S&P 500. In
terms of seeing what the
competition is up to, the NASDAQ
gives me the most accurate
glimpse.

"As far as managing the fund
through extreme periods of
volatility, my strategy doesn't
change too much. During this
particular period, my only strategy
was waiting for a chance to get back
into technology after I sold some
off a bit too early. I like to keep a
fairly low portfolio turnover rate,
mainly because I'm always
conscious of keeping transaction
costs and taxes at a minimum."


INVESTMENT CHANGES





TOP TEN STOCKS BY ISSUER AS
OF APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Dell Computer Corp.             3.2                      0.8

Xerox Corp.                     2.5                      0.0

Viacom, Inc.                    2.5                      4.7

Daiwa Securities Group, Inc.    2.2                      1.8

Telefonos de Mexico SA de CV    2.2                      0.9

Ciena Corp.                     2.0                      0.0

Nomura Securities Co. Ltd.      1.9                      1.6

Newmont Mining Corp.            1.6                      1.7

QLogic Corp.                    1.6                      0.0

Noble Drilling Corp.            1.6                      1.6

                                21.3                     13.1

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Technology                      35.4                     23.7

Media & Leisure                 11.8                     18.0

Finance                         10.2                     10.5

Utilities                       7.7                      3.0

Energy                          6.6                      7.7



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000 *                                        AS OF OCTOBER 31, 1999 **

Stocks and Investment                                         Stocks and Investment
Companies                       97.6%                         Companies                              93.6%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 2.4%                         Net Other Assets                        6.4%

* FOREIGN INVESTMENTS           19.6%                         ** FOREIGN INVESTMENTS                 15.2%

Row: 1, Col: 1, Value: 97.59999999999999                      Row: 1, Col: 1, Value: 93.59999999999999
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.4                                    Row: 1, Col: 8, Value: 6.4







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets



COMMON STOCKS - 97.5%

                                 SHARES                     VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 1.7%

CHEMICALS & PLASTICS - 0.0%

Foamex International, Inc. (a)    100,000                   $ 531

IRON & STEEL - 0.2%

Bunka Shutter Co. Ltd.            135,000                    266

Chubu Steel Plate Co. Ltd.        60,000                     72

Tubos de Acero de Mexico SA       400,000                    5,975
sponsored ADR

                                                             6,313

METALS & MINING - 1.2%

Alcoa, Inc.                       200,000                    12,975

Cable Design Technology Corp.     500,000                    17,125
(a)

Martin Marietta Materials,        300,000                    15,900
Inc.

                                                             46,000

PACKAGING & CONTAINERS - 0.1%

Owens-Illinois, Inc. (a)          96,200                     1,299

PAPER & FOREST PRODUCTS - 0.2%

Mercer International, Inc.        909,800                    7,506
(SBI) (c)

TOTAL BASIC INDUSTRIES                                       61,649

CONSTRUCTION & REAL ESTATE -
5.4%

BUILDING MATERIALS - 0.3%

Masco Corp.                       482,000                    10,815

CONSTRUCTION - 2.2%

Beazer Homes USA, Inc. (a)        200,000                    3,825

D.R. Horton, Inc.                 200,000                    2,588

Daito Trust Construction Co.      884,900                    13,911

Engle Homes, Inc.                 250,000                    2,391

George Wimpey PLC                 1,000,000                  1,793

Higashi Nihon House Co. Ltd.      50,000                     194

Lennar Corp. (c)                  3,158,118                  58,820

                                                             83,522

ENGINEERING - 0.0%

Stolt Comex Seaway SA (a)         54,600                     659

Stolt Comex Seaway SA Class A     27,300                     287
sponsored ADR (a)

                                                             946

REAL ESTATE - 0.2%

Boardwalk Equities, Inc. (a)      81,600                     645

Excel Legacy Corp. (a)            401,900                    1,155

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE - CONTINUED

LNR Property Corp.                90,268                    $ 1,946

Mitsubishi Estate Co. Ltd.        200,000                    2,247

                                                             5,993

REAL ESTATE INVESTMENT TRUSTS
- 2.7%

Alexandria Real Estate            390,300                    12,490
Equities, Inc.

AMB Property Corp.                100,000                    2,206

Apartment Investment &            420,100                    16,699
Management Co. Class A

Avalonbay Communities, Inc.       26,000                     1,017

Duke-Weeks Realty Corp.           284,552                    6,171

Equity Office Properties Trust    725,000                    19,711

Equity Residential Properties     391,200                    17,800
Trust (SBI)

First Washington Realty           100,000                    2,081
Trust, Inc.

Glenborough Realty Trust,         133,000                    1,962
Inc.

Home Properties of New York,      235,426                    6,592
Inc.

LTC Properties, Inc.              875,800                    5,200

Public Storage, Inc.              385,300                    8,621

                                                             100,550

TOTAL CONSTRUCTION & REAL                                    201,826
ESTATE

DURABLES - 1.1%

AUTOS, TIRES, & ACCESSORIES -
0.1%

Wynn's International, Inc.        176,550                    2,450

CONSUMER DURABLES - 0.0%

CompX International, Inc.         83,600                     1,651
Class A

CONSUMER ELECTRONICS - 0.1%

Black & Decker Corp.              100,000                    4,206

HOME FURNISHINGS - 0.2%

HON Industries, Inc.              108,700                    2,711

Leggett & Platt, Inc.             300,000                    6,413

                                                             9,124

TEXTILES & APPAREL - 0.7%

Galey & Lord, Inc. (a)            378,500                    1,112

Kellwood Co.                      3,500                      60

Mohawk Industries, Inc. (a)       100,000                    2,481

Perry Ellis International,        380,000                    3,848
Inc. (a)(c)

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

TEXTILES & APPAREL - CONTINUED

Polymer Group, Inc.               1,300,250                 $ 15,115

Shaw Industries, Inc.             150,000                    2,372

                                                             24,988

TOTAL DURABLES                                               42,419

ENERGY - 6.6%

ENERGY SERVICES - 3.9%

ENSCO International, Inc.         1,566,970                  52,004

Nabors Industries, Inc. (a)       64,575                     2,547

Noble Drilling Corp. (a)          1,500,000                  59,906

R&B Falcon Corp. (a)              66,000                     1,370

Schlumberger Ltd.                 360,000                    27,563

Transocean Sedco Forex, Inc.      69,696                     3,276

                                                             146,666

OIL & GAS - 2.7%

Burlington Resources, Inc.        300,000                    11,794

Cabot Oil & Gas Corp. Class A     100,000                    1,856

Cooper Cameron Corp. (a)          150,000                    11,250

Newport Petroleum Corp. (a)(d)    310,000                    1,015

Sunoco, Inc.                      200,000                    6,063

The Coastal Corp.                 379,200                    19,031

Titan Exploration, Inc. (a)       198,000                    990

Vastar Resources, Inc.            600,000                    48,375

                                                             100,374

TOTAL ENERGY                                                 247,040

FINANCE - 10.2%

BANKS - 0.2%

Fuji International Finance        29                         653
Trust sponsored ADR (d)

National Bank of Canada           384,100                    5,395

                                                             6,048

CREDIT & OTHER FINANCE - 1.9%

Acom Co. Ltd.                     70,000                     6,738

American Express Co.              155,000                    23,260

Concord EFS, Inc. (a)             150,000                    3,356

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Household International, Inc.     32,700                    $ 1,365

JAFCO Co. Ltd.                    206,000                    36,194

                                                             70,913

FEDERAL SPONSORED CREDIT - 1.1%

Fannie Mae                        400,000                    24,125

Freddie Mac                       400,000                    18,375

                                                             42,500

INSURANCE - 0.4%

American International Group,     100,000                    10,969
Inc.

CIGNA Corp.                       50,000                     3,988

LIMIT PLC                         307,000                    408

                                                             15,365

SAVINGS & LOANS - 0.0%

Charter One Financial, Inc.       41,233                     838

SECURITIES INDUSTRY - 6.6%

Charles Schwab Corp.              500,000                    22,250

Daiwa Securities Group, Inc.      5,327,000                  81,279

E*Trade Group, Inc. (a)           1,520,900                  32,699

Knight/Trimark Group, Inc.        300,000                    11,306
Class A (a)

Morgan Stanley Dean Witter &      200,000                    15,350
Co.

Nikko Securities Co. Ltd.         1,000,000                  11,790

Nomura Securities Co. Ltd.        2,815,000                  70,805

                                                             245,479

TOTAL FINANCE                                                381,143

HEALTH - 5.1%

DRUGS & PHARMACEUTICALS - 4.8%

Allergan, Inc.                    300,000                    17,663

Biogen, Inc. (a)                  100,000                    5,881

Chirex, Inc. (a)                  120,000                    2,040

Eli Lilly & Co.                   50,000                     3,866

Genentech, Inc.                   300,000                    35,100

Merck & Co., Inc.                 100,000                    6,950

Millennium Pharmaceuticals,       400,000                    31,750
Inc. (a)

Sepracor, Inc. (a)                200,000                    18,400

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

SuperGen, Inc. (a)                1,100,000                 $ 36,438

Warner-Lambert Co.                200,000                    22,763

                                                             180,851

MEDICAL EQUIPMENT & SUPPLIES
- 0.2%

C.R. Bard, Inc.                   100,000                    4,356

Gehe AG                           50,000                     1,559

Varian Medical Systems, Inc.      11,900                     476

                                                             6,391

MEDICAL FACILITIES MANAGEMENT
- 0.1%

LTC Healthcare, Inc. (a)          87,580                     109

Wellpoint Health Networks,        50,000                     3,688
Inc. (a)

                                                             3,797

TOTAL HEALTH                                                 191,039

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.2%

ELECTRICAL EQUIPMENT - 2.3%

Energy Conversion Devices,        100,000                    1,925
Inc. (a)

Energy Conversion Devices,        400,000                    2,700
Inc. warrants 7/31/01 (a)

Furukawa Electric Co. Ltd.        1,849,000                  25,630

General Electric Co.              300,000                    47,175

Scientific-Atlanta, Inc.          150,000                    9,759

                                                             87,189

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.9%

PRI Automation, Inc. (a)          58,200                     4,649

THK Co. Ltd.                      650,200                    27,357

Varian Semiconductor              11,900                     800
Equipment Associates, Inc.
(a)

                                                             32,806

TOTAL INDUSTRIAL MACHINERY &                                 119,995
EQUIPMENT

MEDIA & LEISURE - 11.8%

BROADCASTING - 6.8%

AMFM, Inc. (a)                    99,100                     6,578

Capital Radio PLC                 211,900                    4,856

CBS Corp. (a)                     672,479                    39,508

Clear Channel Communications,     100,000                    7,200
Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Comcast Corp. Class A             458,600                   $ 18,373
(special) (a)

Grupo Televisa SA de CV           171,700                    10,892
sponsored ADR (a)

Hispanic Broadcasting Corp.       134,500                    13,593
(a)

Infinity Broadcasting Corp.       700,000                    23,756
Class A (a)

Radio One, Inc.                   401,600                    23,293

SBS Broadcasting SA (a)           41,000                     2,255

Time Warner, Inc.                 458,284                    41,217

Univision Communications,         500,000                    54,625
Inc. Class A (a)

USA Networks, Inc. (a)            200,000                    4,600

Wireless Facilities, Inc.         67,300                     3,895

                                                             254,641

ENTERTAINMENT - 2.6%

Royal Caribbean Cruises Ltd.      189,500                    3,944

Viacom, Inc.:

Class A (a)                       201,200                    11,028

Class B (non-vtg.) (a)            1,499,600                  81,541

                                                             96,513

LEISURE DURABLES & TOYS - 0.8%

Callaway Golf Co.                 744,900                    12,384

Coachmen Industries, Inc.         588,500                    9,085

Harley-Davidson, Inc.             200,000                    7,963

                                                             29,432

LODGING & GAMING - 0.0%

Interstate Hotels Corp. (a)       63,165                     166

PUBLISHING - 1.0%

Playboy Enterprises, Inc.:

Class A (a)                       25,000                     338

Class B (a)                       2,257,300                  36,399

                                                             36,737

RESTAURANTS - 0.6%

Big Buck Brew & Steakhouse,       522,500                    1,045
Inc. (a)(c)

Starbucks Corp. (a)               700,000                    21,164

                                                             22,209

TOTAL MEDIA & LEISURE                                        439,698

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

NONDURABLES - 1.6%

BEVERAGES - 1.5%

Canandaigua Brands, Inc.          1,032,100                 $ 51,992
Class A (a)(c)

Celestial Seasonings, Inc. (a)    100,000                    3,363

                                                             55,355

FOODS - 0.1%

Keebler Foods Co.                 100,000                    3,144

TOTAL NONDURABLES                                            58,499

PRECIOUS METALS - 1.6%

Newmont Mining Corp.              2,600,000                  60,938

RETAIL & WHOLESALE - 1.7%

APPAREL STORES - 0.2%

Charming Shoppes, Inc. (a)        200,000                    1,350

J. Baker, Inc.                    431,700                    2,806

TJX Companies, Inc.               129,554                    2,486

                                                             6,642

DRUG STORES - 0.3%

Walgreen Co.                      400,000                    11,250

GENERAL MERCHANDISE STORES -
0.5%

BJ's Wholesale Club, Inc. (a)     200,000                    7,088

Wal-Mart de Mexico SA de CV       1,100,000                  2,546
Series V (a)

Wal-Mart Stores, Inc.             200,000                    11,075

                                                             20,709

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.7%

Barbeques Galore Ltd.             235,000                    1,953
sponsored ADR (a)(c)

Best Buy Co., Inc. (a)            100,000                    8,075

Gadzooks, Inc. (a)                300,000                    6,619

Handleman Co. (a)                 100,000                    1,200

Oshmans Sporting Goods, Inc.      100,000                    250
(a)

Senshukai Co. Ltd.                582,000                    6,001

Takkt AG                          50,000                     456

Ventro Corp.                      32,500                     894

                                                             25,448

TOTAL RETAIL & WHOLESALE                                     64,049

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

SERVICES - 3.9%

ADVERTISING - 1.6%

DoubleClick, Inc. (a)             100,000                   $ 7,588

Interpublic Group of              400,000                    16,400
Companies, Inc.

Omnicom Group, Inc.               160,000                    14,570

United Internet AG (a)            81,400                     20,996

                                                             59,554

LEASING & RENTAL - 0.1%

Hertz Corp. Class A               100,000                    3,119

PRINTING - 0.7%

Valassis Communications, Inc.     700,000                    23,844
(a)

SERVICES - 1.5%

ACNielsen Corp. (a)               500,000                    11,531

Caremark Rx, Inc. (a)             5,766,300                  36,760

Crestline Capital Corp. (a)       125,950                    2,165

Gartner Group, Inc. Class B       13,020                     141
(a)

H&R Block, Inc.                   150,000                    6,272

                                                             56,869

TOTAL SERVICES                                               143,386

TECHNOLOGY - 35.4%

COMMUNICATIONS EQUIPMENT - 5.0%

Aiphone Co. Ltd.                  100,000                    1,290

Ciena Corp. (a)                   600,000                    74,175

Cisco Systems, Inc. (a)           600,000                    41,597

Comverse Technology, Inc. (a)     400,000                    35,675

Datacraft Asia Ltd.               300,000                    2,250

Filtronic PLC                     50,000                     1,344

Nortel Networks Corp.             200,000                    22,609

Telefonaktiebolaget LM            100,000                    8,844
Ericsson sponsored ADR

                                                             187,784

COMPUTER SERVICES & SOFTWARE
- 10.6%

Amazon.com, Inc. (a)              100,000                    5,519

America Online, Inc. (a)          230,000                    13,757

Art Technology Group, Inc.        400,000                    24,300

BEA Systems, Inc. (a)             200,000                    9,650

Catalyst International, Inc.      29,900                     237
(a)

Citrix Systems, Inc. (a)          400,000                    24,425

CMGI, Inc. (a)                    700,000                    49,875

Critical Path, Inc. (a)           100,000                    5,813

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Electronic Data Systems Corp.     869,100                   $ 59,751

Homestore.com, Inc.               300,000                    5,475

i2 Technologies, Inc. (a)         89,000                     11,503

InfoSpace.com, Inc. (a)           100,000                    7,181

Interact Commerce Corp.           215,500                    3,152

Internap Network Services         300,000                    11,550
Corp.

Jobs & Adverts AG (a)             9,044                      190

MERANT PLC sponsored ADR (a)      55,000                     681

Microsoft Corp. (a)               220,400                    15,373

NCR Corp. (a)                     148                        6

Novell, Inc. (a)                  200,000                    3,925

Nuance Communications, Inc.       1,800                      54

Pegasus Systems, Inc. (a)(c)      1,800,750                  31,963

Peregrine Systems, Inc. (a)       900,400                    21,666

Project Software &                66,800                     2,037
Development, Inc. (a)

Sabre Holdings Corp. Class A      789,100                    27,569

SAP AG sponsored ADR              135,000                    6,632

Scient Corp.                      200,000                    10,800

Sportsline USA, Inc. (a)          194,800                    3,738

Talk City, Inc.                   600                        2

Tumbleweed Communications         628,400                    19,166
Corp.

Yahoo!, Inc. (a)                  160,000                    20,840

                                                             396,830

COMPUTERS & OFFICE EQUIPMENT
- 8.2%

Brocade Communications            200,000                    24,800
Systems, Inc.

Dell Computer Corp. (a)           2,400,000                  120,281

Quantum Corp. - Hard Disk         50,000                     584
Drive Group (a)

Softbank Corp.                    79,800                     19,629

Softbank Corp. New                159,600                    39,258

Tech Data Corp. (a)               200,000                    8,388

Xerox Corp.                       3,600,000                  95,175

                                                             308,115

ELECTRONIC INSTRUMENTS - 1.4%

KLA-Tencor Corp. (a)              306,600                    22,957

Teradyne, Inc. (a)                200,000                    22,000

Thermo Electron Corp. (a)         100,000                    1,938

Thermoquest Corp. (a)             200,000                    3,363

Varian, Inc. (a)                  11,900                     433

                                                             50,691

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - 10.2%

Analog Devices, Inc. (a)          200,000                   $ 15,363

Applied Micro Circuits Corp.      100,000                    12,888
(a)

C.P. Clare Corp. (a)              60,000                     426

Fairchild Semiconduct             300,000                    14,250
International, Inc. Class A

Integrated Silicon Solution       400,000                    12,225
(a)

Intel Corp.                       220,000                    27,899

KEMET Corp. (a)                   799,955                    59,597

Micron Technology, Inc. (a)       250,000                    34,813

Motorola, Inc.                    200,000                    23,813

National Semiconductor Corp.      400,000                    24,300
(a)

Nichicon Corp.                    500,000                    13,409

Power-One, Inc. (a)               72,200                     4,928

QLogic Corp. (a)                  600,000                    60,188

Semtech Corp. (a)                 180,000                    12,274

Texas Instruments, Inc.           350,000                    57,006

Vitesse Semiconductor Corp.       91,600                     6,235
(a)

                                                             379,614

TOTAL TECHNOLOGY                                             1,323,034

TRANSPORTATION - 0.5%

AIR TRANSPORTATION - 0.2%

Deutsche Lufthansa AG:

(Reg.) (d)                        100,000                    2,083

(Reg.)                            100,000                    2,083

Travelocity.com, Inc. (a)         300,000                    5,288

                                                             9,454

RAILROADS - 0.2%

Burlington Northern Santa Fe      300,000                    7,238
Corp.

SHIPPING - 0.1%

Teekay Shipping Corp.             80,000                     2,625

TOTAL TRANSPORTATION                                         19,317

UTILITIES - 7.7%

CELLULAR - 2.2%

Cable & Wireless                  500,000                    7,457
Communications PLC (a)

Hikari Tsushin, Inc.              355,000                    51,211

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

CELLULAR - CONTINUED

Millicom International            200,000                   $ 10,700
Cellular SA (a)

Telesp Celular Participacoes      300,000                    13,238
SA ADR

                                                             82,606

ELECTRIC UTILITY - 0.7%

Entergy Corp.                     206,900                    5,263

Niagara Mohawk Holdings, Inc.     1,360,500                  18,877
(a)

                                                             24,140

GAS - 0.6%

Dynegy, Inc. Class A              338,000                    22,118

TELEPHONE SERVICES - 4.2%

AT&T Corp.                        341,450                    15,941

DDI Corp.                         739                        8,474

Embratel Participacoes SA ADR     1,800,000                  40,500

France Telecom SA                 8,300                      1,288

Telefonos de Mexico SA de CV      1,370,000                  80,573
Series L sponsored ADR

TeraBeam Networks (e)             2,900                      44

U.S. WEST, Inc.                   39,599                     2,819

WorldPages.com, Inc. (a)(c)       1,341,400                  8,803

                                                             158,442

TOTAL UTILITIES                                              287,306

TOTAL COMMON STOCKS                                          3,641,338
(Cost $2,704,113)

NONCONVERTIBLE PREFERRED
STOCKS - 0.0%



BASIC INDUSTRIES - 0.0%

METALS & MINING - 0.0%

Freeport-McMoRan Copper &         9,100                      102
Gold, Inc. depositary shares
representing 0.025 silver
denomination pfd.  (Cost
$155)

INVESTMENT COMPANIES - 0.1%



Taiwan Fund, Inc. (a) (Cost       100,000                    2,031
$2,625)

CASH EQUIVALENTS - 4.3%

                                 SHARES                     VALUE (NOTE 1)  (000S)

Central Cash Collateral Fund,     28,954,266                $ 28,954
5.94% (b)

Taxable Central Cash Fund,        132,422,485                132,422
5.77% (b)

TOTAL CASH EQUIVALENTS                                       161,376
(Cost $161,376)

TOTAL INVESTMENT PORTFOLIO -                                 3,804,847
101.9%
(Cost $2,868,269)

NET OTHER ASSETS - (1.9)%                                    (70,894)

NET ASSETS - 100%                                           $ 3,733,953


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,751,000 or 0.1% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY           ACQUISITION DATE  ACQUISITION COST (000S)

TeraBeam Networks  4/7/00            $ 44

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America     80.4%

Japan                        11.4

Mexico                        2.7

Brazil                        1.4

Canada                        1.0

Germany                       1.0

Others (individually less     2.1
than 1%)

                            100.0%

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $2,878,603,000. Net unrealized appreciation aggregated $926,244,000, of which $1,159,592,000 related to appreciated investment securities and $233,348,000 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                  APRIL 30,
                                   2000 (UNAUDITED)

ASSETS

Investment in securities, at            $ 3,804,847
value (cost $2,868,269) -
See accompanying schedule

Receivable for investments               2,550
sold

Receivable for fund shares               3,535
sold

Dividends receivable                     1,623

Interest receivable                      463

Other receivables                        110

 TOTAL ASSETS                            3,813,128

LIABILITIES

Payable to custodian bank      $ 17

Payable for investments         43,268
purchased

Payable for fund shares         4,084
redeemed

Accrued management fee          2,211

Other payables and accrued      641
expenses

Collateral on securities        28,954
loaned, at value

 TOTAL LIABILITIES                       79,175

NET ASSETS                              $ 3,733,953

Net Assets consist of:

Paid in capital                         $ 2,362,263

Distributions in excess of               (69,805)
net investment income

Accumulated undistributed net            505,042
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation              936,453
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 126,542                 $ 3,733,953
shares outstanding

NET ASSET VALUE, offering                $29.51
price and redemption price
per share ($3,733,953
(divided by) 126,542 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  SIX
MONTHS ENDED APRIL 30, 2000
(UNAUDITED)

INVESTMENT INCOME                          $ 11,912
Dividends

Special dividend from Sabre                 4,106
Holdings Corp. Class A

Interest                                    2,461

Security lending                            371

 TOTAL INCOME                               18,850

EXPENSES

Management fee Basic fee         $ 10,366

 Performance adjustment           1,848

Transfer agent fees               3,233

Accounting and security           355
lending fees

Non-interested trustees'          16
compensation

Custodian fees and expenses       110

Registration fees                 64

Audit                             30

Legal                             66

Reports to shareholders           180

Miscellaneous                     3

 Total expenses before            16,271
reductions

 Expense reductions               (298)     15,973

NET INVESTMENT INCOME                       2,877

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            515,331
(including realized gain
(loss) of   $(1,166) on
sales of investments in
affiliated issuers)

 Foreign currency transactions    123       515,454

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            169,919

 Assets and liabilities in        (127)     169,792
foreign currencies

NET GAIN (LOSS)                             685,246

NET INCREASE (DECREASE) IN                 $ 688,123
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999
                                 2000  (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 2,877                     $ 15,261
income

 Net realized gain (loss)         515,454                     213,335

 Change in net unrealized         169,792                     580,256
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       688,123                     808,852
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (2,876)                     (11,605)
From net investment income

 In excess of net investment      (62,053)                    -
income

 From net realized gain           (169,726)                   (52,122)

 TOTAL DISTRIBUTIONS              (234,655)                   (63,727)

Share transactions Net            736,016                     874,558
proceeds from sales of shares

 Reinvestment of distributions    225,584                     61,232

 Cost of shares redeemed          (616,801)                   (1,037,228)

 NET INCREASE (DECREASE) IN       344,799                     (101,438)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       798,267                     643,687
IN NET ASSETS

NET ASSETS

 Beginning of period              2,935,686                   2,291,999

 End of period (including        $ 3,733,953                 $ 2,935,686
under (over) distribution
of net investment income of
$(69,805) and  $9,989,
respectively)

OTHER INFORMATION
Shares

 Sold                             25,035                      36,795

 Issued in reinvestment of        8,496                       2,998
distributions

 Redeemed                         (21,101)                    (44,497)

 Net increase (decrease)          12,430                      (4,704)


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                               (UNAUDITED)                      1999                 1998       1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 25.73                          $ 19.29              $ 21.66    $ 18.27  $ 17.71  $ 17.00
period

Income from Investment
Operations

Net investment income           .02 D, E                         .13 D                .09 D, F   .08 D    .15      .36

Net realized  and unrealized    5.82                             6.86                 .47        4.97     1.81     1.98
gain (loss)

Total from investment           5.84                             6.99                 .56        5.05     1.96     2.34
operations

Less Distributions

 From net investment income     (.03)                            (.10)                (.08)      (.12)    (.40)    (.17)

In excess of  net investment    (.54)                            -                    -          -        -        -
income

From net  realized gain         (1.49)                           (.45)                (2.85)     (1.54)   (1.00)   (1.46)

Total distributions             (2.06)                           (.55)                (2.93)     (1.66)   (1.40)   (1.63)

Net asset value,  end of       $ 29.51                          $ 25.73              $ 19.29    $ 21.66  $ 18.27  $ 17.71
period

TOTAL RETURN B, C               23.59%                           36.98%               2.56%      29.83%   11.79%   15.42%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 3,734                          $ 2,936              $ 2,292    $ 2,049  $ 1,590  $ 1,660
millions)

Ratio of expenses to average    .92% A                           .67%                 .70%       .69%     .87%     1.09%
net assets

Ratio of expenses to average    .90% A, G                        .65% G               .67% G     .66% G   .80% G   1.06% G
net assets after expense
reductions

Ratio of net invest- ment       .16% A                           .56%                 .46%       .43%     1.24%    2.31%
income to average net assets

Portfolio turnover rate         80% A                            78%                  121%       176%     205%     87%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM SABRE HOLDINGS CORP. CLASS A WHICH AMOUNTED TO $.03 PER SHARE.
F INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Capital Appreciation Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT - CONTINUED

(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $44,000 or 0.0% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,580,676,000 and $1,371,245,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

 adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .69% of average net assets after the performance adjustment.

SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Prior to October 12, 1990, FDC received a deferred sales charge of up to 1%. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $115,000.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .18% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $119,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $28,228,000. The fund received cash collateral of $28,954,000 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $258,000 under this arrangement.

6. EXPENSES REDUCTIONS - CONTINUED

In addition, through an arrangement with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $40,000 under this arrangement.

7. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS               PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE
AFFILIATE

4Front Technologies, Inc.          $ -                $ 4,812         $ -                  $ -

Advanced Communications
 Group, Inc.                        -                  9,100           -                    -

Barbeques Galore Ltd.               -                  -               -                    1,953
sponsored ADR

Big Buck Brew & Steakhouse,         -                  -               -                    1,045
Inc.

Canandaigua Brands, Inc.            5,974              -               -                    51,992
Class A

Catalyst International, Inc.        -                  1,910           -                    -

Lennar Corp.                        8,316              -               -                    58,820

Mercer International, Inc.          -                  -               -                    7,506
(SBI)

Pegasus Systems, Inc.               708                -               -                    31,963

Perry Ellis International,          -                  -               -                    3,848
Inc.

Quaker Fabric Corp.                 -                  4,039           -                    -

WorldPages.com, Inc.                5,152              -               -                    8,803

TOTALS                             $ 20,150           $ 19,861        $ -                  $ 165,930


PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on March 15, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF               % OF
               VOTES CAST         VOTES CAST
RALPH F. COX
Affirmative    6,454,635,392.01   93.422

Withheld       454,474,349.21     6.578

TOTAL          6,909,109,741.22   100.000

PHYLLIS BURKE DAVIS
Affirmative    6,452,207,010.46   93.387

Withheld       456,902,730.76     6.613

TOTAL          6,909,109,741.22   100.000

ROBERT M. GATES
Affirmative    6,452,253,108.65   93.388

Withheld       456,856,632.57     6.612

TOTAL          6,909,109,741.22   100.000

EDWARD C. JOHNSON 3D
Affirmative    6,456,108,647.32   93.443

Withheld       453,001,093.90     6.557

TOTAL          6,909,109,741.22   100.000

NED C. LAUTENBACH
Affirmative    6,460,676,247.62   93.510

Withheld       448,433,493.60     6.490

TOTAL          6,909,109,741.22   100.000

DONALD J. KIRK
Affirmative    6,456,684,925.93   93.452

Withheld       452,424,815.29     6.548

TOTAL          6,909,109,741.22   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
PETER S. LYNCH
Affirmative    6,459,937,469.58   93.499

Withheld       449,172,271.64     6.501

TOTAL          6,909,109,741.22   100.000

WILLIAM O. MCCOY
Affirmative    6,457,044,561.35   93.457

Withheld       452,065,179.87     6.543

TOTAL          6,909,109,741.22   100.000

GERALD C. MCDONOUGH
Affirmative    6,447,556,799.89   93.320

Withheld       461,552,941.33     6.680

TOTAL          6,909,109,741.22   100.000

MARVIN L. MANN
Affirmative    6,458,028,797.63   93.471

Withheld       451,080,943.59     6.529

TOTAL          6,909,109,741.22   100.000

ROBERT C. POZEN
Affirmative    6,436,313,895.12   93.157

Withheld       472,795,846.10     6.843

TOTAL          6,909,109,741.22   100.000

THOMAS R. WILLIAMS
Affirmative    6,447,589,960.53   93.320

Withheld       461,519,780.69     6.680

TOTAL          6,909,109,741.22   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

              # OF                % OF
              VOTES CAST          VOTES CAST
Affirmative   1,719,342,954.36    92.714

Against        31,926,400.72      1.721

Abstain        103,196,276.87     5.565

TOTAL          1,854,465,631.95   100.000

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    5,992,780,995.57   86.740

Against        218,788,797.26     3.167

Abstain        697,326,989.54     10.093

TOTAL          6,908,896,782.37  100.000

Not  Voting    212,958.85

PROPOSAL 4

To approve an amended management contract for the fund.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    1,645,011,275.46   88.705

Against        58,383,587.99      3.149

Abstain        151,070,768.50     8.146

TOTAL          1,854,465,631.95   100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. for the fund.

              # OF               % OF
              VOTES CAST         VOTES CAST

Affirmative   1,637,659,053.57   88.309

Against        57,445,250.54     3.098

Abstain        159,361,327.84    8.593

TOTAL         1,854,465,631.95   100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East for the fund.

              # OF                % OF
              VOTES CAST          VOTES CAST
Affirmative   1,638,448,827.54    88.352

Against        56,850,045.51      3.065

Abstain        159,166,758.90     8.583

TOTAL          1,854,465,631.95   100.000

PROPOSAL 7

To approve a Distribution and Service Plan pursuant to rule 12b-1 for the fund.

              # OF                % OF
              VOTES CAST          VOTES CAST
Affirmative   1,609,479,462.76    86.789

Against        86,177,898.63      4.647

Abstain        158,808,270.56     8.564

TOTAL          1,854,465,631.95   100.000

PROPOSAL 8

To eliminate certain fundamental investment policies of the fund.

              # OF                % OF
              VOTES CAST          VOTES CAST
Affirmative   1,601,522,832.68    86.360

Against        89,976,520.46      4.852

Abstain        162,966,278.81     8.788

TOTAL          1,854,465,631.95   100.000

PROPOSAL 9

To amend the fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation for the fund.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    1,608,781,378.21   86.752

Against        87,937,943.55      4.742

Abstain        157,746,310.19     8.506

TOTAL          1,845,465,631.95   100.000

PROPOSAL 10

To amend the fund's fundamental investment limitation concerning concentration.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    1,614,178,372.68   87.043

Against        80,334,501.92      4.332

Abstain        159,952,757.35     8.625

TOTAL          1,845,465,631.95   100.000

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
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Merrimack, NH 03054-0500


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For directions and hours,
please call 1-800-544-9797.

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595 North Barker Road
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INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Harry W. Lange, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

*  INDEPENDENT TRUSTEES

CAF-SANN-0600  104114
1.703454.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
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Contrafund(registered trademark) II
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Growth Company Fund
Large Cap Stock Fund
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OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark) Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
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 and Account Assistance 1-800-544-6666
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 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
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 Telephone (FAST(registered trademark))  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
DISCIPLINED EQUITY
FUND

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  17  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 21  Notes to the financial
                          statements.

PROXY VOTING RESULTS  25

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY DISCIPLINED EQUITY     12.76%         18.92%       180.27%       466.75%

S&P 500 (registered trademark)  7.20%          10.13%       208.38%       459.05%

Growth Funds Average            16.99%         22.75%       192.81%       411.42%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1349 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY DISCIPLINED EQUITY     18.92%       22.89%        18.94%

S&P 500                         10.13%       25.26%        18.78%

Growth Funds Average            22.75%       23.27%        17.21%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Disciplined Equity          S&P 500
             00315                       SP001
  1990/04/30      10000.00                    10000.00
  1990/05/31      10921.66                    10975.00
  1990/06/30      11036.87                    10900.37
  1990/07/31      10998.46                    10865.49
  1990/08/31       9930.88                     9883.25
  1990/09/30       9362.52                     9401.93
  1990/10/31       9231.95                     9361.51
  1990/11/30       9969.28                     9966.26
  1990/12/31      10303.11                    10244.32
  1991/01/31      10908.25                    10690.97
  1991/02/28      11780.59                    11455.37
  1991/03/31      12063.52                    11732.59
  1991/04/30      12173.54                    11760.75
  1991/05/31      12645.08                    12268.82
  1991/06/30      11984.93                    11706.91
  1991/07/31      12582.21                    12252.45
  1991/08/31      12880.85                    12542.83
  1991/09/30      12833.70                    12333.37
  1991/10/31      13155.91                    12498.63
  1991/11/30      12660.80                    11994.94
  1991/12/31      14014.61                    13367.16
  1992/01/31      14301.15                    13118.53
  1992/02/29      14648.48                    13289.07
  1992/03/31      14466.13                    13029.93
  1992/04/30      14648.48                    13413.01
  1992/05/31      14674.52                    13478.74
  1992/06/30      14526.91                    13277.90
  1992/07/31      15221.56                    13820.97
  1992/08/31      14856.87                    13537.64
  1992/09/30      14952.39                    13697.38
  1992/10/31      14995.80                    13745.33
  1992/11/30      15534.16                    14214.04
  1992/12/31      15868.20                    14388.87
  1993/01/31      16174.96                    14509.74
  1993/02/28      16072.71                    14707.07
  1993/03/31      16565.40                    15017.39
  1993/04/30      16016.93                    14653.97
  1993/05/31      16509.62                    15046.70
  1993/06/30      16807.09                    15090.33
  1993/07/31      16723.43                    15029.97
  1993/08/31      17485.69                    15599.61
  1993/09/30      18034.16                    15479.49
  1993/10/31      18108.52                    15799.92
  1993/11/30      17550.77                    15649.82
  1993/12/31      18079.56                    15839.18
  1994/01/31      18964.64                    16377.71
  1994/02/28      18735.92                    15933.88
  1994/03/31      17801.11                    15239.16
  1994/04/30      18328.18                    15434.22
  1994/05/31      18218.79                    15687.34
  1994/06/30      17701.66                    15303.00
  1994/07/31      18139.23                    15804.94
  1994/08/31      19064.09                    16452.94
  1994/09/30      18517.13                    16049.84
  1994/10/31      18835.36                    16410.97
  1994/11/30      18268.51                    15813.28
  1994/12/31      18623.20                    16047.79
  1995/01/31      18332.54                    16463.91
  1995/02/28      19235.67                    17105.51
  1995/03/31      19713.19                    17610.29
  1995/04/30      20221.85                    18128.91
  1995/05/31      20844.70                    18853.53
  1995/06/30      21778.98                    19291.49
  1995/07/31      23097.34                    19931.20
  1995/08/31      23180.39                    19981.23
  1995/09/30      24125.04                    20824.44
  1995/10/31      23917.43                    20750.09
  1995/11/30      24270.37                    21661.02
  1995/12/31      24025.92                    22078.21
  1996/01/31      24444.98                    22829.75
  1996/02/29      24712.71                    23041.39
  1996/03/31      24829.12                    23263.28
  1996/04/30      25329.66                    23606.18
  1996/05/31      25993.16                    24214.98
  1996/06/30      25620.67                    24307.24
  1996/07/31      24188.89                    23233.34
  1996/08/31      24677.79                    23723.34
  1996/09/30      25853.48                    25058.49
  1996/10/31      26621.75                    25749.60
  1996/11/30      28123.37                    27696.01
  1996/12/31      27656.84                    27147.35
  1997/01/31      29250.50                    28843.52
  1997/02/28      28986.98                    29069.65
  1997/03/31      27995.65                    27875.18
  1997/04/30      29024.63                    29539.33
  1997/05/31      30881.80                    31337.68
  1997/06/30      32262.13                    32741.61
  1997/07/31      35361.61                    35346.86
  1997/08/31      33667.56                    33366.73
  1997/09/30      36039.22                    35194.23
  1997/10/31      34784.38                    34018.74
  1997/11/30      36014.13                    35593.47
  1997/12/31      36869.19                    36204.61
  1998/01/31      36897.70                    36605.03
  1998/02/28      39791.92                    39244.98
  1998/03/31      41901.99                    41254.72
  1998/04/30      42643.36                    41669.74
  1998/05/31      41616.84                    40953.44
  1998/06/30      42700.39                    42616.97
  1998/07/31      41673.87                    42163.10
  1998/08/31      35386.43                    36067.16
  1998/09/30      37111.56                    38377.62
  1998/10/31      39364.20                    41499.25
  1998/11/30      41374.47                    44014.52
  1998/12/31      44916.74                    46550.64
  1999/01/31      47107.43                    48497.39
  1999/02/28      45483.56                    46990.09
  1999/03/31      47122.75                    48870.16
  1999/04/30      47658.93                    50762.90
  1999/05/31      46755.08                    49564.39
  1999/06/30      49665.78                    52315.21
  1999/07/31      48991.72                    50681.93
  1999/08/31      49007.04                    50431.06
  1999/09/30      47873.40                    49048.74
  1999/10/31      50263.24                    52152.55
  1999/11/30      51350.92                    53212.81
  1999/12/31      54981.39                    56347.04
  2000/01/31      52314.31                    53516.17
  2000/02/29      53161.29                    52503.11
  2000/03/31      57576.38                    57639.49
  2000/04/28      56675.34                    55905.11
IMATRL PRASUN   SHR__CHT 20000430 20000518 115541 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Disciplined Equity Fund on April 30, 1990. As the chart shows, by April 30, 2000, the value of the investment would have grown to $56,675 - a 466.75% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $55,905 - a 459.05% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF APRIL 30, 2000, THE SIX MONTH, ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI-CAP CORE FUNDS AVERAGE WERE 13.64%, 15.59%, 160.86%, AND 365.85%, RESPECTIVELY; AND THE ONE YEAR, FIVE YEAR AND 10 YEAR AVERAGE ANNUAL TOTAL RETURNS WERE, 15.59%, 20.84%, AND 16.31%, RESPECTIVELY. THE SIX MONTH, ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP AVERAGE WERE, 15.56%, 19.03%, 167.28%, AND 370.61%, RESPECTIVELY; AND THE ONE YEAR, FIVE YEAR AND 10 YEAR AVERAGE ANNUAL TOTAL RETURNS WERE 19.03%, 20.91%, AND 16.13%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

A prolonged period of market
consistency that fostered seemingly
fixed expectations of rising
technology stocks reversed course
with a sudden change in investor
sentiment during the latter part of the
six-month period that ended April
30, 2000. To wit: After rising to a high of 5048 on March 10, the tech-heavy
NASDAQ Composite Index - the
benchmark for new economy stocks
that outperformed most other
domestic equity indexes in 1999 -
experienced a pullback in April.
Shortly after experiencing a
10%-20% correction in March, the
NASDAQ sank a full 25% during a
single week in mid-April, dropping
the index to 3321 and hampering its
30.28% return for the period. At the
same time, investors retreated to the
safety of larger companies, such as
those listed in the Standard & Poor's
500SM Index, which ended the period
with a 7.20% return. Another index
of well-established stocks - the Dow
Jones Industrial Average - surged
higher during the NASDAQ's
plummet, but the brief rally wasn't
enough to significantly offset the
blue-chip benchmark's poor returns
earlier in the period, as the Dow
eked out a 0.78% gain. Interest in
stocks of smaller companies followed
a similar pattern to the NASDAQ, as
the Russell 2000(Registered trademark) Index - a barometer of small-cap stocks - returned a robust 18.72%, but also experienced monthly declines of more than 6% in both March and April.

(photograph of Steven Snider)

NOTE TO SHAREHOLDERS: Steven Snider became Portfolio Manager of
Fidelity Disciplined Equity Fund on May 1, 2000, after the end of the period covered by this report.

Q. HOW DID THE FUND PERFORM, STEVE?

A. For the six months ending April 30, 2000, the fund returned 12.76%. Over the same time period, the Standard & Poor's 500 Index returned 7.20% and the growth funds average as tracked by Lipper Inc. returned 16.99%. For the 12 months ending April 30, 2000, the fund returned 18.92%, while the S&P gained 10.13% and the Lipper peer group average reported gains of 22.75%.

Q. WHY DID THE FUND OUTPERFORM THE S&P 500 INDEX AND NOT THE LIPPER
PEER GROUP?

A. The answer can be found by looking at the fund's technology holdings. Relative to the S&P 500 index, the fund's outperformance was due to superior stock selection, particularly among tech stocks, even though the fund's overall technology weighting matched the index throughout the period. Compared to its peers, the fund was significantly underweighted in technology stocks - the average growth fund in the Lipper peer group was 9% overweighted in tech stocks compared to the fund. The technology sector in general had extremely strong performance during most of the period, far outdistancing any other sector of the market, so funds with large technology positions received a considerable boost to performance, with a commensurate increase in risk. Disciplined Equity's objective is to outperform the S&P 500 consistently with minimal risk - over the long run I feel this is the way to outperform the majority of peer funds as well.

Q. WHY DIDN'T THE FUND HOLD MORE TECHNOLOGY STOCKS?

A. That isn't the way the fund is designed to work. Investors familiar with the fund know that, in general, the fund runs very tightly controlled sector weightings and doesn't make large sector deviations from its benchmark, or its risk profile. The quantitative models we use favor companies with strong earnings and revenue growth, reasonable valuations, and good business and profitability models. During the most recent technology stock boom, it didn't seem to matter if a company had good fundamentals. Most got swept along in the wave and performed well regardless of earnings.

Q. WHAT AREAS AFFECTED THE FUND'S PERFORMANCE, BOTH POSITIVELY AND
NEGATIVELY?

A. Technology stocks led the list in terms of both positive and negative impact on the fund. Companies such as Applied Materials, Texas Instruments and LSI Logic positively affected the fund's performance with returns of 125%, 82% and 135%, respectively, for the past six months. On the opposite side, Microsoft was the largest detractor from the fund's performance amid concerns about the company's future. Also hurting performance were the fund's underweighted positions in Oracle and Cisco Systems - both of which reported tremendous earnings during the period. Other contributors to performance were utilities stocks, particularly Qualcomm, a leading digital wireless communications company. An underweighting in the finance sector, chiefly among regional banks, also helped. Additional detractors were Royal Caribbean, the cruise ship operator, which suffered from increased competition and higher oil prices, and multinational oil company Atlantic Richfield, which sold off due to uncertainty that a proposed acquisition by British Petroleum would be blocked. However, the deal finally occurred in late April.

Q. DO YOU SEE YOURSELF MAKING ANY CHANGES TO THE WAY THE FUND HAS BEEN
MANAGED?

A. No, investors shouldn't be concerned that I'll make drastic changes in the fund. One of the benefits of having a quantitative fund, such as Disciplined Equity, is that the models are already in place, they've been tested and they will continue to run as they were designed. That doesn't mean that we don't continually look for ways to improve the models, it simply means that the management style of the fund will not change. I've been very fortunate to have had the opportunity to work closely with Brad Lewis, the fund's previous manager, for the past eight years. My goal is to make the transition as transparent as possible for shareholders.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND, STEVE?

A. My outlook for the fund is positive. The prospects for the U.S. economy continue to be bright and profit growth estimates are strong. In addition, we are seeing signs that the narrow market we've experienced over the past year or two is broadening. This should bring us back to a more normal market environment, where performance is not driven solely by one sector, and where the best-valued stocks should perform better across the board. This plays to the strength of funds like Disciplined Equity.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
mainly in a diversified
portfolio of common stocks
that the manager determines,
using quantitative and
fundamental research, to be
undervalued compared to
others in their industries

FUND NUMBER: 315

TRADING SYMBOL: FDEQX

START DATE: December 28,
1988

SIZE: as of April 30, 2000,
more than $3.6 billion

MANAGER: Steven Snider,
since May 2000; equity
subportfolio manager,
Fidelity VIP II: Asset Manager
Portfolio and VIP II: Asset
Manager Growth Portfolio,
since 1997; manager, various
equity portfolios for Fidelity
Management Trust Company,
since 1994; joined Fidelity in
1992

STEVE SNIDER DISCUSSES THE
FUND'S INVESTMENT PROCESS:

"The investment management
process for Disciplined Equity
relies on a series of proprietary
quantitative models, with input from
Fidelity's fundamental research
organization.  There are essentially
three steps in the process.

"The first is to forecast expected
returns for a universe of over
3,000 stocks.  We begin with an
extensive database, going back many
years, containing over 50 data items
on each stock, including ratios from
the balance sheet and income
statements, relative strength
measures, consensus earnings
estimates and other factors. A
variety of models evaluate the data,
identify combinations of inputs to best
predict stock performance, and
produce a score based on a stock's
attractiveness.

"The second step is to create a
well-diversified portfolio.  A program,
called an optimizer, takes the return
forecasts and calculates the best
combination of stocks to maximize
the fund's predicted return, subject to
certain restrictions - including
sector weights and trading costs.  I
use the output to decide which
stocks to buy, hold or sell on any
given day.

"The final step is trading the stocks.
In this component, I work with
Fidelity's sophisticated trading room
to obtain the best execution while
minimizing the impact of those
trades on the market.

"While the quantitative models
are crucial to the investment
management process, Fidelity's
extensive fundamental research
capabilities are an invaluable
resource, particularly in cases of
late-breaking news not yet captured
by the quantitative databases at
the core of Fidelity Disciplined
Equity Fund."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF APRIL
30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

General Electric Co.            4.4                     3.9

Applied Materials, Inc.         4.1                     2.0

Intel Corp.                     3.6                     1.2

LSI Logic Corp.                 3.2                     0.4

Wal-Mart Stores, Inc.           3.1                     2.5

Cisco Systems, Inc.             3.0                     2.0

Texas Instruments, Inc.         2.9                     2.4

Oracle Corp.                    2.8                     0.0

Quaker Oats Co.                 2.7                     1.7

Microsoft Corp.                 2.7                     2.0

                                32.5                    18.1

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Technology                      33.5                    25.5

Finance                         12.1                    13.0

Health                          9.1                     8.8

Utilities                       8.5                     9.7

Energy                          7.8                     6.8



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000 *                                        AS OF OCTOBER 31, 1999 **

Stocks                          94.2%                         Stocks                                 97.5%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 5.8%                         Net Other Assets                        2.5%

*  FOREIGN INVESTMENTS           2.6%                         ** FOREIGN INVESTMENTS                  0.9%

Row: 1, Col: 1, Value: 94.2                                   Row: 1, Col: 1, Value: 97.5
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.8                                    Row: 1, Col: 8, Value: 2.5







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets



COMMON STOCKS - 94.2%

                                 SHARES                     VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.0%

Advanced Aerodynamics &           143,200                   $ 618
Structures, Inc. Class A (a)

BASIC INDUSTRIES - 2.1%

CHEMICALS & PLASTICS - 1.0%

Avery Dennison Corp.              232,000                    15,225

Pharmacia Corp.                   210,630                    10,518

Praxair, Inc.                     227,000                    10,087

                                                             35,830

METALS & MINING - 0.2%

Alcoa, Inc.                       94,600                     6,137

PAPER & FOREST PRODUCTS - 0.9%

Champion International Corp.      149,000                    9,797

Kimberly-Clark Corp.              386,800                    22,459

                                                             32,256

TOTAL BASIC INDUSTRIES                                       74,223

DURABLES - 2.7%

AUTOS, TIRES, & ACCESSORIES -
0.5%

Delphi Automotive Systems         880,000                    16,830
Corp.

CONSUMER DURABLES - 2.0%

Minnesota Mining &                856,000                    74,044
Manufacturing Co.

CONSUMER ELECTRONICS - 0.2%

Whirlpool Corp.                   137,000                    8,922

TOTAL DURABLES                                               99,796

ENERGY - 7.8%

ENERGY SERVICES - 0.4%

BJ Services Co. (a)               127,500                    8,957

Noble Drilling Corp. (a)          200,000                    7,988

                                                             16,945

OIL & GAS - 7.4%

Amerada Hess Corp.                150,000                    9,544

BP Amoco PLC sponsored ADR        1,194,904                  60,940

Chevron Corp.                     986,000                    83,933

Exxon Mobil Corp.                 850,745                    66,092

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Kerr-McGee Corp.                  300,000                   $ 15,525

Royal Dutch Petroleum Co. (NY     600,000                    34,425
Shares)

                                                             270,459

TOTAL ENERGY                                                 287,404

FINANCE - 12.1%

BANKS - 2.3%

Chase Manhattan Corp.             1,016,000                  73,216

J.P. Morgan & Co., Inc.           99,800                     12,812

UnionBanCal Corp.                 1,059                      29

                                                             86,057

CREDIT & OTHER FINANCE - 2.1%

Citigroup, Inc.                   1,182,000                  70,255

Concord EFS, Inc. (a)             250,000                    5,594

                                                             75,849

FEDERAL SPONSORED CREDIT - 1.1%

Fannie Mae                        669,000                    40,349

INSURANCE - 3.7%

AFLAC, Inc.                       590,400                    28,819

AMBAC Financial Group, Inc.       72,400                     3,475

American International Group,     200,000                    21,938
Inc.

CIGNA Corp.                       900,700                    71,831

MGIC Investment Corp.             212,000                    10,136

                                                             136,199

SECURITIES INDUSTRY - 2.9%

AXA Financial, Inc.               621,700                    20,283

DLJ, Inc.                         80,000                     3,335

Lehman Brothers Holdings,         628,800                    51,601
Inc.

Morgan Stanley Dean Witter &      400,000                    30,700
Co.

                                                             105,919

TOTAL FINANCE                                                444,373

HEALTH - 9.1%

DRUGS & PHARMACEUTICALS - 5.9%

Allergan, Inc.                    878,400                    51,716

Amgen, Inc. (a)                   750,000                    42,000

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Chiron Corp. (a)                  334,000                   $ 15,114

Genzyme Corp. - General           250,000                    12,203
Division

Immunex Corp. (a)                 500,000                    19,688

IVAX Corp. (a)                    250,000                    6,844

Jones Pharma, Inc.                200,000                    5,763

Pfizer, Inc.                      376,943                    15,879

Schering-Plough Corp.             1,200,000                  48,375

                                                             217,582

MEDICAL EQUIPMENT & SUPPLIES
- 0.5%

Guidant Corp. (a)                 300,000                    17,213

MEDICAL FACILITIES MANAGEMENT
- 2.7%

Columbia/HCA Healthcare Corp.     310,600                    8,833

UnitedHealth Group, Inc.          893,000                    59,552

Wellpoint Health Networks,        400,000                    29,500
Inc. (a)

                                                             97,885

TOTAL HEALTH                                                 332,680

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.4%

ELECTRICAL EQUIPMENT - 5.0%

Energizer Holdings, Inc. (a)      110,166                    1,880

General Electric Co.              1,030,000                  161,960

Scientific-Atlanta, Inc.          300,000                    19,519

                                                             183,359

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

Dover Corp.                       157,000                    7,978

Pall Corp.                        150,000                    3,347

Parker-Hannifin Corp.             112,000                    5,208

                                                             16,533

TOTAL INDUSTRIAL MACHINERY &                                 199,892
EQUIPMENT

MEDIA & LEISURE - 2.4%

ENTERTAINMENT - 0.3%

Royal Caribbean Cruises Ltd.      404,000                    8,408

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

PUBLISHING - 2.1%

Gannett Co., Inc.                 181,500                   $ 11,593

McGraw-Hill Companies, Inc.       1,268,800                  66,612

                                                             78,205

TOTAL MEDIA & LEISURE                                        86,613

NONDURABLES - 4.7%

BEVERAGES - 1.3%

Anheuser-Busch Companies,         395,500                    27,907
Inc.

The Coca-Cola Co.                 400,000                    18,825

                                                             46,732

FOODS - 3.2%

Bestfoods                         99,000                     4,975

Quaker Oats Co.                   1,549,000                  100,975

Ralston Purina Co.                330,500                    5,846

Sysco Corp.                       187,000                    7,036

                                                             118,832

HOUSEHOLD PRODUCTS - 0.2%

Colgate-Palmolive Co.             151,300                    8,643

TOTAL NONDURABLES                                            174,207

RETAIL & WHOLESALE - 5.4%

APPAREL STORES - 0.4%

The Limited, Inc.                 350,000                    15,816

GENERAL MERCHANDISE STORES -
4.5%

BJ's Wholesale Club, Inc. (a)     200,000                    7,088

Target Corp.                      652,000                    43,399

Wal-Mart Stores, Inc.             2,083,700                  115,385

                                                             165,872

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.5%

Lowe's Companies, Inc.            152,500                    7,549

Tandy Corp.                       50,000                     2,850

Tiffany & Co., Inc.               100,000                    7,269

                                                             17,668

TOTAL RETAIL & WHOLESALE                                     199,356

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

SERVICES - 0.4%

ADVERTISING - 0.2%

Omnicom Group, Inc.               75,000                    $ 6,830

LEASING & RENTAL - 0.2%

Hertz Corp. Class A               287,500                    8,966

TOTAL SERVICES                                               15,796

TECHNOLOGY - 33.5%

COMMUNICATIONS EQUIPMENT - 4.0%

Cisco Systems, Inc. (a)           1,613,700                  111,875

Corning, Inc.                     191,800                    37,881

                                                             149,756

COMPUTER SERVICES & SOFTWARE
- 7.8%

Adobe Systems, Inc.               288,900                    34,939

America Online, Inc. (a)          137,100                    8,200

First Data Corp.                  505,000                    24,587

Microsoft Corp. (a)               1,407,200                  98,152

Nuance Communications, Inc.       1,700                      51

Oracle Corp. (a)                  1,296,700                  103,655

VERITAS Software Corp. (a)        161,100                    17,280

                                                             286,864

COMPUTERS & OFFICE EQUIPMENT
- 5.6%

Adaptec, Inc. (a)                 161,300                    4,355

EMC Corp. (a)                     400,000                    55,575

Hewlett-Packard Co.               300,000                    40,500

International Business            500,000                    55,813
Machines Corp.

Lexmark International Group,      230,900                    27,246
Inc. Class A (a)

Sun Microsystems, Inc. (a)        239,200                    21,991

                                                             205,480

ELECTRONIC INSTRUMENTS - 5.0%

Applied Materials, Inc. (a)       1,470,000                  149,664

KLA-Tencor Corp. (a)              439,800                    32,930

                                                             182,594

ELECTRONICS - 11.1%

Altera Corp. (a)                  290,700                    29,724

Integrated Device Technology,     200,000                    9,613
Inc. (a)

Intel Corp.                       1,033,700                  131,086

LSI Logic Corp. (a)               1,881,400                  117,588

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Texas Instruments, Inc.           661,500                   $ 107,742

Tyco International Ltd.           280,200                    12,872

                                                             408,625

TOTAL TECHNOLOGY                                             1,233,319

TRANSPORTATION - 0.1%

AIR TRANSPORTATION - 0.1%

Southwest Airlines Co.            100,000                    2,169

UTILITIES - 8.5%

CELLULAR - 0.2%

Nextel Communications, Inc.       50,000                     5,472
Class A (a)

QUALCOMM, Inc. (a)                9,400                      1,019

                                                             6,491

ELECTRIC UTILITY - 4.4%

Allegheny Energy, Inc.            300,000                    9,113

Energy East Corp.                 683,900                    14,276

FPL Group, Inc.                   367,000                    16,584

GPU, Inc.                         653,200                    18,330

PG&E Corp.                        500,000                    12,969

PPL Corp.                         831,400                    19,850

Public Service Enterprise         1,568,000                  56,252
Group, Inc.

Reliant Energy, Inc.              500,000                    13,313

                                                             160,687

GAS - 1.7%

El Paso Energy Corp.              142,000                    6,035

Enron Corp.                       500,000                    34,844

KeySpan Corp.                     200,000                    5,875

Kinder Morgan, Inc.               300,000                    9,094

Sempra Energy                     450,000                    8,353

                                                             64,201

TELEPHONE SERVICES - 2.2%

BellSouth Corp.                   1,642,200                  79,955

TOTAL UTILITIES                                              311,334

TOTAL COMMON STOCKS                                          3,461,780
(Cost $2,952,445)

CASH EQUIVALENTS - 5.8%

                                 SHARES                     VALUE (NOTE 1)  (000S)

Taxable Central Cash Fund,        213,220,358               $ 213,220
5.77% (b) (Cost $213,220)

TOTAL INVESTMENT PORTFOLIO -                                 3,675,000
100.0%
(Cost $3,165,665)

NET OTHER ASSETS - 0.0%                                      (1,425)

NET ASSETS - 100%                                           $ 3,673,575


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $3,168,469,000. Net unrealized appreciation aggregated $506,531,000, of which $625,886,000 related to appreciated investment securities and $119,355,000 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                   APRIL 30,
                                    2000 (UNAUDITED)

ASSETS

Investment in securities, at             $ 3,675,000
value (cost $3,165,665) -
See accompanying schedule

Receivable for fund shares                3,651
sold

Dividends receivable                      1,803

Interest receivable                       901

Other receivables                         610

 TOTAL ASSETS                             3,681,965

LIABILITIES

Payable for fund shares         $ 5,700
redeemed

Accrued management fee           2,042

Other payables and accrued       648
expenses

 TOTAL LIABILITIES                        8,390

NET ASSETS                               $ 3,673,575

Net Assets consist of:

Paid in capital                          $ 2,637,135

Undistributed net investment              7,601
income

Accumulated undistributed net             519,504
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               509,335
(depreciation) on investments

NET ASSETS, for 116,809                  $ 3,673,575
shares outstanding

NET ASSET VALUE, offering                 $31.45
price and redemption price
per share ($3,673,575
(divided by) 116,809 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS    SIX
                        MONTHS ENDED APRIL 30, 2000
                                        (UNAUDITED)

INVESTMENT INCOME                          $ 19,845
Dividends

Interest                                    4,800

Security lending                            1

 TOTAL INCOME                               24,646

EXPENSES

Management fee Basic fee         $ 10,159

 Performance adjustment           (798)

Transfer agent fees               3,353

Accounting and security           351
lending fees

Non-interested trustees'          8
compensation

Custodian fees and expenses       34

Registration fees                 148

Audit                             25

Legal                             73

Reports to shareholders           133

Miscellaneous                     4

 Total expenses before            13,490
reductions

 Expense reductions               (576)     12,914

NET INVESTMENT INCOME                       11,732

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            523,139

 Foreign currency transactions    3         523,142

Change in net unrealized                    (113,509)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             409,633

NET INCREASE (DECREASE) IN                 $ 421,365
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31,  1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 11,732                    $ 25,422
income

 Net realized gain (loss)         523,142                     539,184

 Change in net unrealized         (113,509)                   188,380
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       421,365                     752,986
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (27,471)                    (22,198)
From net investment income

 From net realized gain           (498,429)                   (183,652)

 TOTAL DISTRIBUTIONS              (525,900)                   (205,850)

Share transactions Net            482,303                     599,096
proceeds from sales of shares

 Reinvestment of distributions    503,449                     198,151

 Cost of shares redeemed          (529,859)                   (823,238)

 NET INCREASE (DECREASE) IN       455,893                     (25,991)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       351,358                     521,145
IN NET ASSETS

NET ASSETS

 Beginning of period              3,322,217                   2,801,072

 End of period (including        $ 3,673,575                 $ 3,322,217
undistributed net investment
income of $7,601 and
$23,340, respectively)

OTHER INFORMATION
Shares

 Sold                             15,743                      19,580

 Issued in reinvestment of        17,171                      7,237
distributions

 Redeemed                         (17,361)                    (27,001)

 Net increase (decrease)          15,553                      (184)


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                               (UNAUDITED)                      1999                    1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 32.81                          $ 27.61                 $ 27.72  $ 22.87  $ 23.04  $ 18.94
period

Income from Investment
Operations

Net investment income           .10 D                            .25 D                   .31 D    .32 D    .26      .30

Net realized  and unrealized    3.71                             6.99                    3.13     6.25     2.10     4.57
gain (loss)

Total from investment           3.81                             7.24                    3.44     6.57     2.36     4.87
operations

Less Distributions

 From net investment income     (.27)                            (.22)                   (.25)    (.23)    (.30)    (.25)

From net  realized gain         (4.90)                           (1.82)                  (3.30)   (1.49)   (2.23)   (.52)

Total distributions             (5.17)                           (2.04)                  (3.55)   (1.72)   (2.53)   (.77)

Net asset value,  end of       $ 31.45                          $ 32.81                 $ 27.61  $ 27.72  $ 22.87  $ 23.04
period

TOTAL RETURN B, C               12.76%                           27.69%                  13.17%   30.66%   11.31%   26.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period     $ 3,674                          $ 3,322                 $ 2,801  $ 2,358  $ 2,146  $ 2,088
(in millions)

Ratio of expenses  to average   .78% A                           .65%                    .67%     .69%     .81%     .96%
 net assets

Ratio of expenses  to average   .74% A, E                        .62% E                  .64% E   .64% E   .75% E   .93% E
 net assets  after expense
reductions

Ratio of net investment         .68% A                           .80%                    1.10%    1.28%    1.22%    1.81%
income to average net assets

Portfolio turnover rate         175% A                           113%                    125%     127%     297%     221%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Disciplined Equity Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $2,903,920,000 and $3,091,504,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .54% of average net assets after the performance adjustment.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .19% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $94,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $520,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $55,000, respectively, under these arrangements.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on March 15, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF               % OF
               SHARES VOTED       SHARES VOTED
PHYLLIS BURKE DAVIS
Affirmative    6,452,207,010.46   93.387

Withheld       456,902,730.76     6.613

TOTAL          6,909,109,741.22   100.000

RALPH F. COX
Affirmative    6,454,635,392.01   93.422

Withheld       454,474,349.21     6.578

TOTAL          6,909,109,741.22   100.000

ROBERT M. GATES
Affirmative    6,452,253,108.65   93.388

Withheld       456,856,632.57     6.612

TOTAL          6,909,109,741.22   100.000

EDWARD C. JOHNSON 3D
Affirmative    6,456,108,647.32   93.443

Withheld       453,001,093.90     6.557

TOTAL          6,909,109,741.22   100.000

DONALD J. KIRK
Affirmative    6,456,684,925.93   93.452

Withheld       452,424,815.29     6.548

TOTAL          6,909,109,741.22   100.000

NED C. LAUTENBACH
Affirmative    6,460,676,247.62   93.510

Withheld       448,433,493.60     6.490

TOTAL          6,909,109,741.22   100.000

               # OF               % OF
               SHARES VOTED       SHARES VOTED
PETER S. LYNCH
Affirmative    6,459,937,469.58   93.499

Withheld       449,172,271.64     6.501

TOTAL          6,909,109,741.22   100.000

WILLIAM O. MCCOY
Affirmative    6,457,044,561.35   93.457

Withheld       452,065,179.87     6.543

TOTAL          6,909,109,741.22   100.000

GERALD C. MCDONOUGH
Affirmative    6,447,556,799.89   93.320

Withheld       461,552,941.33     6.680

TOTAL          6,909,109,741.22   100.000

MARVIN L. MANN
Affirmative    6,458,028,797.63   93.471

Withheld       451,080,943.59     6.529

TOTAL          6,909,109,741.22   100.000

ROBERT C. POZEN
Affirmative    6,436,313,895.12   93.157

Withheld       472,795,846.10     6.843

TOTAL          6,909,109,741.22   100.000

THOMAS R. WILLIAMS
Affirmative    6,447,589,960.53   93.320

Withheld       461,519,780.69     6.680

TOTAL          6,909,109,741.22   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

               # OF               % OF
               SHARES VOTED       SHARES VOTED
Affirmative    1,646,733,530.11   92.027

Against        26,554,295.23      1.484

Abstain        116,111,400.57     6.489

TOTAL          1,789,399,225.91   100.000

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF               % OF
                    SHARES VOTED       SHARES VOTED
Affirmative         5,992,780,995.57   86.740

Against             218,788,797.26     3.167

Abstain             697,326,989.54     10.093

TOTAL               6,908,896,782.37   100.000

Broker Non-Votes    212,958.85

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act, and would modify the performance adjustment calculation to calculate the fund's investment performance and that of its comparative index to the nearest 0.01%.

               # OF               % OF
               SHARES VOTED       SHARES VOTED
Affirmative    1,555,758,832.67   86.943

Against        51,063,496.89      2.854

Abstain        182,576,896.35     10.203

TOTAL          1,789,399,225.91   100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the 1940 Act.

               # OF               % OF
               SHARES VOTED       SHARES VOTED
Affirmative    1,543,358,508.02   86.250

Against        50,459,273.95      2.820

Abstain        195,581,443.94     10.930

TOTAL          1,789,399,225.91   100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the 1940 Act.

               # OF               % OF
               SHARES VOTED       SHARES VOTED
Affirmative    1,537,205,996.35   85.906

Against        55,130,464.05      3.081

Abstain        197,062,765.51     11.013

TOTAL          1,789,399,225.91   100.000

PROPOSAL 7

To eliminate a fundamental investment policy of the fund.

               # OF               % OF
               SHARES VOTED       SHARES VOTED
Affirmative    1,472,977,902.69   82.317

Against        115,687,394.44     6.465

Abstain        200,733,928.78     11.218

TOTAL          1,789,399,225.91   100.000

PROPOSAL 8

To amend the fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation.

               # OF               % OF
               SHARES VOTED       SHARES VOTED
Affirmative    1,495,428,281.25   83.572

Against        98,600,873.71      5.510

Abstain        195,370,070.95     10.918

TOTAL          1,789,399,225.91   100.000

* DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500


TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
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1400 Civic Drive
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6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
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DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
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90 Alhambra Plaza
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4090 N. Ocean Boulevard
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1907 West State Road 434
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8880 Tamiami Trail, North
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GEORGIA

3445 Peachtree Road, N.E.
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1000 Abernathy Road
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ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

Three Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72nd Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

RHODE ISLAND

47 Providence Place
Providence, RI

TENNESSEE

6150 Poplar Avenue
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

1861 International Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Steven Snider, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

*INDEPENDENT TRUSTEES

FDE-SANN-0600  103940
1.703636.102

CUSTODIAN
State Street Bank and Trust
North Quincy, MA

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THE FIDELITY TELEPHONE CONNECTION
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(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
STOCK SELECTOR

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  17  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 21  Notes to the financial
                          statements.

PROXY VOTING RESULTS  25

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY STOCK SELECTOR         12.98%         17.38%       171.88%       547.47%

S&P 500 (registered trademark)  7.20%          10.13%       208.38%       494.61%

Growth Funds Average            16.99%         22.75%       192.81%       n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 28, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1349 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY STOCK SELECTOR         17.38%       22.14%        21.52%

S&P 500                         10.13%       25.26%        20.45%

Growth Funds Average            22.75%       23.27%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Stock Selector              S&P 500
             00320                       SP001
  1990/09/28      10000.00                    10000.00
  1990/10/31       9800.00                     9957.00
  1990/11/30      10660.00                    10600.22
  1990/12/31      11150.69                    10895.97
  1991/01/31      12313.89                    11371.03
  1991/02/28      13376.82                    12184.06
  1991/03/31      13948.39                    12478.92
  1991/04/30      14179.02                    12508.87
  1991/05/31      14800.74                    13049.25
  1991/06/30      13988.50                    12451.59
  1991/07/31      14640.29                    13031.84
  1991/08/31      14921.07                    13340.69
  1991/09/30      14870.93                    13117.90
  1991/10/31      15231.92                    13293.68
  1991/11/30      14670.38                    12757.95
  1991/12/31      16273.85                    14217.46
  1992/01/31      16763.21                    13953.01
  1992/02/29      17408.75                    14134.40
  1992/03/31      17065.16                    13858.78
  1992/04/30      16940.21                    14266.23
  1992/05/31      17002.68                    14336.13
  1992/06/30      16721.56                    14122.52
  1992/07/31      17398.34                    14700.13
  1992/08/31      16940.21                    14398.78
  1992/09/30      17127.63                    14568.69
  1992/10/31      17460.81                    14619.68
  1992/11/30      18210.47                    15118.21
  1992/12/31      18783.92                    15304.16
  1993/01/31      19306.58                    15432.72
  1993/02/28      19263.92                    15642.60
  1993/03/31      19957.25                    15972.66
  1993/04/30      19338.58                    15586.12
  1993/05/31      19882.58                    16003.83
  1993/06/30      20277.25                    16050.24
  1993/07/31      20234.58                    15986.04
  1993/08/31      21119.91                    16591.91
  1993/09/30      21706.57                    16464.15
  1993/10/31      21493.24                    16804.96
  1993/11/30      20767.91                    16645.32
  1993/12/31      21408.36                    16846.72
  1994/01/31      22447.38                    17419.51
  1994/02/28      22344.62                    16947.44
  1994/03/31      21339.85                    16208.54
  1994/04/30      21945.00                    16416.00
  1994/05/31      21750.89                    16685.23
  1994/06/30      21088.66                    16276.44
  1994/07/31      21408.36                    16810.31
  1994/08/31      22607.23                    17499.53
  1994/09/30      21785.15                    17070.79
  1994/10/31      22207.60                    17454.88
  1994/11/30      21134.33                    16819.18
  1994/12/31      21574.27                    17068.60
  1995/01/31      20851.51                    17511.19
  1995/02/28      22176.56                    18193.60
  1995/03/31      22995.69                    18730.50
  1995/04/30      23814.81                    19282.11
  1995/05/31      24212.33                    20052.82
  1995/06/30      26091.49                    20518.64
  1995/07/31      28091.12                    21199.04
  1995/08/31      28295.90                    21252.25
  1995/09/30      29645.04                    22149.10
  1995/10/31      29211.39                    22070.02
  1995/11/30      30006.42                    23038.90
  1995/12/31      29442.18                    23482.63
  1996/01/31      29813.69                    24281.98
  1996/02/29      30211.73                    24507.07
  1996/03/31      30463.83                    24743.07
  1996/04/30      31472.21                    25107.79
  1996/05/31      31949.87                    25755.32
  1996/06/30      31445.68                    25853.44
  1996/07/31      30092.32                    24711.24
  1996/08/31      30662.85                    25232.40
  1996/09/30      32321.38                    26652.48
  1996/10/31      33157.28                    27387.55
  1996/11/30      35174.05                    29457.78
  1996/12/31      34481.90                    28874.22
  1997/01/31      36303.59                    30678.28
  1997/02/28      35942.14                    30918.80
  1997/03/31      34684.31                    29648.35
  1997/04/30      35985.52                    31418.35
  1997/05/31      38067.44                    33331.10
  1997/06/30      39961.42                    34824.33
  1997/07/31      43344.55                    37595.31
  1997/08/31      41363.82                    35489.22
  1997/09/30      44313.22                    37432.96
  1997/10/31      42505.99                    36182.70
  1997/11/30      43648.16                    37857.60
  1997/12/31      44439.65                    38507.61
  1998/01/31      44308.61                    38933.51
  1998/02/28      47453.62                    41741.39
  1998/03/31      50418.45                    43878.97
  1998/04/30      51073.66                    44320.39
  1998/05/31      49517.53                    43558.52
  1998/06/30      50631.39                    45327.87
  1998/07/31      49026.13                    44845.13
  1998/08/31      40704.95                    38361.42
  1998/09/30      42572.30                    40818.85
  1998/10/31      44374.13                    44139.06
  1998/11/30      46978.59                    46814.33
  1998/12/31      50954.05                    49511.77
  1999/01/31      53527.49                    51582.35
  1999/02/28      51202.52                    49979.17
  1999/03/31      53190.28                    51978.84
  1999/04/30      55160.29                    53991.98
  1999/05/31      53633.97                    52717.23
  1999/06/30      57183.54                    55643.03
  1999/07/31      57201.29                    53905.86
  1999/08/31      56846.33                    53639.02
  1999/09/30      55178.03                    52168.78
  1999/10/31      57307.78                    55470.02
  1999/11/30      58496.88                    56597.72
  1999/12/31      64324.92                    59931.33
  2000/01/31      59842.28                    56920.38
  2000/02/29      62174.06                    55842.88
  2000/03/31      66737.11                    61305.99
  2000/04/28      64747.06                    59461.29
IMATRL PRASUN   SHR__CHT 20000430 20000518 120753 R00000000000118

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Stock Selector on September 28, 1990, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $64,747 - a 547.47% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $59,461 - a 494.61% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF APRIL 30, 2000, THE SIX MONTH, ONE YEAR AND FIVE YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI-CAP GROWTH FUNDS AVERAGE WERE, 32.28%, 47.70% AND 247.92%, RESPECTIVELY; AND THE ONE YEAR AND FIVE YEAR AVERAGE ANNUAL TOTAL RETURNS WERE 47.70% AND 27.81%, RESPECTIVELY. THE SIX MONTH, ONE YEAR AND FIVE YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP AVERAGE WERE, 15.56%, 19.03% AND 167.28%, RESPECTIVELY; AND THE ONE YEAR AND FIVE YEAR AVERAGE ANNUAL TOTAL RETURNS WERE 19.03% AND 20.91%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

A prolonged period of market
consistency that fostered seemingly
fixed expectations of rising
technology stocks reversed course
with a sudden change in investor
sentiment during the latter part of the
six-month period that ended April
30, 2000. To wit: After rising to a high of 5048 on March 10, 2000, the tech-heavy NASDAQ Composite
Index - the benchmark for new
economy stocks that outperformed
most other domestic equity indexes in
1999 - experienced a pullback in
April. Shortly after experiencing a
10%-20% correction in March, the
NASDAQ sank a full 25% during a
single week in mid-April, dropping
the index to 3321 and hampering its
30.28% return for the period. At the
same time, investors retreated to the
safety of larger companies, such as
those listed in the Standard & Poor's
500SM Index, which ended the period
with a 7.20% return. Another index
of well-established stocks - the Dow
Jones Industrial Average - surged
higher during the NASDAQ's
plummet, but the brief rally wasn't
enough to significantly offset the
blue-chip benchmark's poor returns
earlier in the period, as the Dow
eked out a 0.78% gain. Interest in
stocks of smaller companies followed
a similar pattern to the NASDAQ, as
the Russell 2000(registered trademark) Index - a barometer of small-cap stocks - returned a robust 18.72%, but also experienced monthly declines of more than 6% in both March and April.

(photograph of Bob Kuo)

NOTE TO SHAREHOLDERS: Bob Kuo became Portfolio Manager of Fidelity Stock Selector Fund on May 1, 2000, after the end of the period covered by this report.

Q. HOW DID THE FUND PERFORM, BOB?

A. For the six months ending April 30, 2000, the fund returned 12.98%. During the same time period, the Standard & Poor's 500 Index returned 7.20% and the growth funds average as tracked by Lipper Inc. returned 16.99%. For the 12 months ending April 30, 2000, the fund returned 17.38%, while the S&P 500 gained 10.13% and the Lipper peer group average reported gains of 22.75%.

Q. WHY DID THE FUND'S PERFORMANCE SURPASS THE S&P 500 INDEX BUT NOT THE LIPPER PEER GROUP?

A. The answer to that question lies in the fund's technology holdings. Relative to the S&P 500 index, the fund's outperformance was due to superior stock selection, particularly among tech stocks, as well as an overweighted position in technology relative to the index throughout the period. Compared to its peers, however, the fund was underweighted in technology stocks - the average growth fund in the Lipper peer group was 9% overweighted in tech stocks compared to the index. Some of the top Lipper performers allocated as much as 60% of their funds to technology, about twice the S&P 500 weighting. While the fund does make sector bets, a 60% weighting in one sector is much too risky for Stock Selector. The technology sector was the place to be over the past six months, and while the fund did position itself to take advantage of the tech sector's strength, it was unwilling to bet the farm on it.

Q. WHICH STOCKS HAD A POSITIVE EFFECT ON THE FUND'S PERFORMANCE?

A. Qualcomm, a leading digital wireless communications company, made the largest contribution to the fund's performance, gaining 216% in the last two months of 1999 alone. At that point, its valuation became uncomfortably high, so the fund lightened its position considerably, missing much of the stock's decline during the rest of the period. Applied Materials, a semiconductor equipment company, was another key contributor, as orders for its products remained extremely strong. Texas Instruments benefited from growth in both wireless and broadband communications. The company has a dominant two-thirds worldwide market share in supplying microchips for wireless handsets, and it's poised to capture a large share of the broadband market as Web-hungry consumers demand faster digital subscriber line (DSL) and cable modems. Rounding out the top contributors was Apple Computer, which completed its turnaround by naming Steve Jobs to be its permanent CEO. He's done a great job revamping its product line, and Apple's market share is finally increasing after years of decline. Also adding to the positive performance of the fund was an underweighted position in non-durables, as some of the large S&P constituents, such as Procter & Gamble and Coca-Cola, performed poorly.

Q. WHAT STOCKS HAD A NEGATIVE IMPACT ON THE FUND?

A. Microsoft was the largest detractor from the fund's performance, as the company continued to be dogged by the federal government's antitrust case against it. Initial sales of its new Windows 2000 operating system also were slower than expected, which caused the company to miss its revenue and earnings forecasts. Another detractor was Nike, whose stock suffered after warnings that profit estimates would not be met because of weak U.S. sales and the weak euro. Finally, Bristol-Myers Squibb hurt performance as some of its key products faced threats of competition from generic drug equivalents.

Q. WHAT'S YOUR OUTLOOK, BOB?

A. The economy continues to grow strongly and unemployment remains at record lows, but there are signs that inflation may be ticking upward. The Federal Reserve Board has been steadily raising interest rates over the past year, and it doesn't seem inclined to stop in the near future. Generally, this is a bad sign for the market, as stocks tend to do poorly in a rising interest-rate environment. Also, we are entering a seasonally slow period for stocks over the next six months. Thus, I think the road ahead will be a challenging environment for equities, and I'll position the fund accordingly. On a positive note, it seems that some rationality has finally returned to the market after a period in which companies with no earnings became superstar performers. This is a good sign for our models, which tend to work better when markets are "rational."

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
mainly in a diversified
portfolio of common stocks
that the manager determines,
using quantitative and
fundamental research, to be
undervalued compared to
others in their industries

FUND NUMBER: 320

TRADING SYMBOL: FDSSX

START DATE: September 28,
1990

SIZE: as of April 30, 2000,
more than $1.7 billion

MANAGER: Bob Kuo, since
May 2000; subportfolio
manager, U.S. equities,
1998-2000; quantitative
analyst, 1994-1998; joined
Fidelity in 1994

BOB KUO TALKS ABOUT THE
QUANTITATIVE INVESTMENT
PROCESS FOR FIDELITY STOCK
SELECTOR FUND:

"Funds that are managed
quantitatively, as Stock Selector
is, use computer programs to
determine the attractiveness of a
stock. Our programs model
various factors that contribute to
a given stock's return, such as
earnings growth, balance sheet
information and momentum
indicators. Data for over 3000
stocks are collected and
processed daily by our programs.
The resulting outputs are then
combined to produce a rating for
each stock. Using these ratings, I
can create a portfolio that has the
characteristics I want under the
current market conditions.

"After a fund manager change,
investors may be concerned that
the fund will be run differently. A
key advantage of a quantitatively
managed fund is that the
investment process and the
know-how - in this instance, the
computer models developed by
our group - stay with the fund. I
will continue to use the same
models to run Stock Selector that
were used by Brad Lewis, the
previous manager. Thus, the
transition should be very smooth.
Having said that, our group is
continually searching for new
variables and new ways of
processing data to create better
models. Research and development
is a crucial part of the quantitative
process, and we intend to
continue our efforts in this area."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF APRIL
30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

General Electric Co.            4.4                     0.7

Intel Corp.                     3.8                     0.0

Microsoft Corp.                 2.9                     1.9

Texas Instruments, Inc.         2.9                     1.3

Cisco Systems, Inc.             2.5                     0.9

Exxon Mobil Corp.               2.5                     0.0

Applied Materials, Inc.         2.4                     1.1

Morgan Stanley Dean Witter &    2.3                     0.6
Co.

Royal Dutch Petroleum Co. (NY   2.3                     0.0
Shares)

Merrill Lynch & Co., Inc.       2.1                     0.5

                                28.1                    7.0

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Technology                      37.8                    26.3

Finance                         13.8                    11.0

Energy                          13.1                    6.0

Retail & Wholesale              7.0                     14.4

Industrial Machinery &          5.7                     6.8
Equipment



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000 *                                        AS OF OCTOBER 31, 1999 **

Stocks and Investment                                         Stocks and Investment
Companies                       93.7%                         Companies                             99.3%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 6.3%                         Net Other Assets                       0.7%

* FOREIGN  INVESTMENTS           5.5%                         ** FOREIGN INVESTMENTS                 3.7%

Row: 1, Col: 1, Value: 93.7                                   Row: 1, Col: 1, Value: 99.3
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.3                                    Row: 1, Col: 8, Value: 0.7000000000000001







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.6%

                                 SHARES                VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.2%

United Technologies Corp.         50,000               $ 3,109

BASIC INDUSTRIES - 3.0%

CHEMICALS & PLASTICS - 1.5%

Avery Dennison Corp.              155,000               10,172

Pharmacia Corp.                   300,000               14,981

                                                        25,153

METALS & MINING - 0.8%

Alcoa, Inc.                       144,300               9,361

CommScope, Inc. (a)               100,000               4,750

                                                        14,111

PAPER & FOREST PRODUCTS - 0.7%

Champion International Corp.      155,600               10,231

Westvaco Corp.                    36,400                1,124

                                                        11,355

TOTAL BASIC INDUSTRIES                                  50,619

CONSTRUCTION & REAL ESTATE -
0.2%

BUILDING MATERIALS - 0.2%

Sherwin-Williams Co.              158,000               3,930

DURABLES - 2.1%

CONSUMER DURABLES - 2.0%

Minnesota Mining &                397,000               34,341
Manufacturing Co.

TEXTILES & APPAREL - 0.1%

Brown Shoe Co., Inc.              80,000                820

TOTAL DURABLES                                          35,161

ENERGY - 13.1%

ENERGY SERVICES - 1.9%

BJ Services Co. (a)               68,000                4,777

Noble Drilling Corp. (a)          136,000               5,432

Rowan Companies, Inc. (a)         270,000               7,543

Smith International, Inc. (a)     100,000               7,600

Transocean Sedco Forex, Inc.      128,800               6,054

                                                        31,406

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - 11.2%

Amerada Hess Corp.                149,970              $ 9,542

Apache Corp.                      75,000                3,633

BP Amoco PLC sponsored ADR        568,960               29,017

Chesapeake Energy Corp. (a)       100,000               375

Chevron Corp.                     100,000               8,513

Exxon Mobil Corp.                 550,000               42,728

Kerr-McGee Corp.                  350,000               18,113

Murphy Oil Corp.                  30,000                1,770

Occidental Petroleum Corp.        171,000               3,666

Ocean Energy, Inc. (a)            130,000               1,682

Phillips Petroleum Co.            400,000               18,975

Royal Dutch Petroleum Co. (NY     680,000               39,015
Shares)

Tom Brown, Inc. (a)               50,000                950

Union Pacific Resources           268,800               5,158
Group, Inc.

USX - Marathon Group              261,000               6,085

Vintage Petroleum, Inc.           100,000               1,988

                                                        191,210

TOTAL ENERGY                                            222,616

FINANCE - 13.8%

BANKS - 2.9%

Chase Manhattan Corp.             377,900               27,232

FleetBoston Financial Corp.       100,000               3,544

J.P. Morgan & Co., Inc.           149,700               19,218

UnionBanCal Corp.                 2                     0

                                                        49,994

CREDIT & OTHER FINANCE - 2.0%

Citigroup, Inc.                   560,000               33,285

INSURANCE - 2.7%

AFLAC, Inc.                       348,100               16,992

CIGNA Corp.                       319,300               25,464

MGIC Investment Corp.             76,900                3,677

                                                        46,133

SECURITIES INDUSTRY - 6.2%

Charles Schwab Corp.              205,000               9,123

DLJ, Inc.                         135,000               5,628

Lehman Brothers Holdings,         97,900                8,034
Inc.

Merrill Lynch & Co., Inc.         344,000               35,067

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Morgan Stanley Dean Witter &      522,200              $ 40,079
Co.

PaineWebber Group, Inc.           183,000               8,029

                                                        105,960

TOTAL FINANCE                                           235,372

HEALTH - 3.0%

DRUGS & PHARMACEUTICALS - 2.3%

Allergan, Inc.                    360,000               21,195

Cytyc Corp. (a)                   114,000               5,102

Pfizer, Inc.                      253,040               10,659

Rexall Sundown, Inc. (a)          118,000               2,272

                                                        39,228

MEDICAL FACILITIES MANAGEMENT
- 0.7%

Columbia/HCA Healthcare Corp.     131,800               3,748

Hooper Holmes, Inc.               133,000               2,311

UnitedHealth Group, Inc.          84,300                5,622

                                                        11,681

TOTAL HEALTH                                            50,909

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.7%

ELECTRICAL EQUIPMENT - 4.7%

American Power Conversion         141,000               4,979
Corp. (a)

General Electric Co.              477,000               75,001

                                                        79,980

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.0%

Dover Corp.                       252,000               12,805

Varian Semiconductor              73,000                4,909
Equipment Associates, Inc.
(a)

                                                        17,714

TOTAL INDUSTRIAL MACHINERY &                            97,694
EQUIPMENT

MEDIA & LEISURE - 2.0%

BROADCASTING - 0.2%

Pegasus Communications Corp.      39,000                4,256
(a)

ENTERTAINMENT - 0.1%

MGM Grand, Inc.                   66,000                1,947

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

PUBLISHING - 1.3%

Dow Jones & Co., Inc.             130,000              $ 8,434

McGraw-Hill Companies, Inc.       174,400               9,156

Reader's Digest Association,      126,000               4,032
Inc. Class A (non-vtg.)

                                                        21,622

RESTAURANTS - 0.4%

Darden Restaurants, Inc.          375,000               6,914

TOTAL MEDIA & LEISURE                                   34,739

NONDURABLES - 2.4%

BEVERAGES - 1.5%

Adolph Coors Co. Class B          77,200                3,937

Anheuser-Busch Companies,         308,200               21,747
Inc.

                                                        25,684

FOODS - 0.7%

Bestfoods                         113,000               5,678

Quaker Oats Co.                   105,000               6,845

                                                        12,523

HOUSEHOLD PRODUCTS - 0.2%

Colgate-Palmolive Co.             62,500                3,570

TOTAL NONDURABLES                                       41,777

RETAIL & WHOLESALE - 7.0%

APPAREL STORES - 0.6%

The Limited, Inc.                 220,000               9,941

GENERAL MERCHANDISE STORES -
4.3%

Kohls Corp. (a)                   300,000               14,400

Target Corp.                      450,800               30,006

Wal-Mart Stores, Inc.             519,000               28,740

                                                        73,146

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.1%

Best Buy Co., Inc. (a)            100,000               8,075

Home Depot, Inc.                  255,000               14,296

Lowe's Companies, Inc.            161,900               8,014

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Tiffany & Co., Inc.               50,000               $ 3,634

Zale Corp. (a)                    49,200                2,030

                                                        36,049

TOTAL RETAIL & WHOLESALE                                119,136

SERVICES - 0.4%

ADVERTISING - 0.4%

Omnicom Group, Inc.               76,000                6,921

TECHNOLOGY - 37.8%

COMMUNICATIONS EQUIPMENT - 5.1%

Cisco Systems, Inc. (a)           629,000               43,607

Comverse Technology, Inc. (a)     100,000               8,919

Corning, Inc.                     100,000               19,750

Nortel Networks Corp.             145,000               16,392

                                                        88,668

COMPUTER SERVICES & SOFTWARE
- 7.2%

Adobe Systems, Inc.               170,000               20,559

America Online, Inc. (a)          94,900                5,676

First Data Corp.                  315,000               15,337

Microsoft Corp. (a)               700,700               48,874

Nuance Communications, Inc.       800                   24

Oracle Corp. (a)                  400,000               31,975

                                                        122,445

COMPUTERS & OFFICE EQUIPMENT
- 6.9%

Adaptec, Inc. (a)                 68,300                1,844

Apple Computer, Inc. (a)          243,200               30,172

Dell Computer Corp. (a)           135,000               6,767

EMC Corp. (a)                     130,000               18,062

International Business            100,000               11,163
Machines Corp.

Lexmark International Group,      200,100               23,612
Inc. Class A (a)

SanDisk Corp. (a)                 25,000                2,291

Sun Microsystems, Inc. (a)        256,600               23,591

                                                        117,502

ELECTRONIC INSTRUMENTS - 5.4%

Applied Materials, Inc. (a)       404,000               41,132

KLA-Tencor Corp. (a)              292,000               21,864

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS -
CONTINUED

LAM Research Corp. (a)            150,000              $ 6,881

Teradyne, Inc. (a)                200,000               22,000

                                                        91,877

ELECTRONICS - 13.2%

Analog Devices, Inc. (a)          256,000               19,664

Intel Corp.                       510,000               64,674

LSI Logic Corp. (a)               548,200               34,263

Motorola, Inc.                    100,000               11,906

PMC-Sierra, Inc. (a)              150,000               28,781

Texas Instruments, Inc.           298,900               48,683

Tyco International Ltd.           209,600               9,629

Vishay Intertechnology, Inc.      90,000                7,549
(a)

                                                        225,149

TOTAL TECHNOLOGY                                        645,641

TRANSPORTATION - 0.2%

TRUCKING & FREIGHT - 0.2%

USFreightways Corp.               57,200                2,667

UTILITIES - 2.7%

CELLULAR - 0.0%

QUALCOMM, Inc. (a)                8,100                 878

ELECTRIC UTILITY - 0.8%

Calpine Corp. (a)                 63,000                5,765

Energy East Corp.                 356,700               7,446

                                                        13,211

GAS - 1.5%

Dynegy, Inc. Class A              122,700               8,029

Enron Corp.                       182,000               12,683

KeySpan Corp.                     138,000               4,054

                                                        24,766

TELEPHONE SERVICES - 0.4%

SBC Communications, Inc.          160,000               7,010

TOTAL UTILITIES                                         45,865

TOTAL COMMON STOCKS                                     1,596,156
(Cost $1,326,607)

INVESTMENT COMPANIES - 0.1%

                                 SHARES                VALUE (NOTE 1) (000S)

Kemper International Research     112,634              $ 1,723
Fund Class A  (Cost $1,237)

CASH EQUIVALENTS - 7.7%



Central Cash Collateral Fund,     28,289,500             28,290
5.94% (b)

Taxable Central Cash Fund,        103,118,164            103,118
5.77% (b)

TOTAL CASH EQUIVALENTS                                   131,408
(Cost $131,408)

TOTAL INVESTMENT PORTFOLIO -                             1,729,287
101.4%
(Cost $1,459,252)

NET OTHER ASSETS - (1.4)%                                 (23,782)

NET ASSETS - 100%                                      $ 1,705,505

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,459,690,000. Net unrealized appreciation aggregated $269,597,000, of which $317,532,000 related to appreciated investment securities and $47,935,000 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                   APRIL 30,
                                    2000 (UNAUDITED)

ASSETS

Investment in securities, at             $ 1,729,287
value (cost $1,459,252) -
See accompanying schedule

Receivable for investments                88,295
sold

Receivable for fund shares                745
sold

Dividends receivable                      591

Interest receivable                       446

Other receivables                         238

 TOTAL ASSETS                             1,819,602

LIABILITIES

Payable for investments        $ 83,503
purchased

Payable for fund shares         1,556
redeemed

Accrued management fee          519

Other payables and accrued      229
expenses

Collateral on securities        28,290
loaned, at value

 TOTAL LIABILITIES                        114,097

NET ASSETS                               $ 1,705,505

Net Assets consist of:

Paid in capital                          $ 1,136,852

Undistributed net investment              4,311
income

Accumulated undistributed net             294,273
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               270,069
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 52,951 shares            $ 1,705,505
outstanding

NET ASSET VALUE, offering                 $32.21
price and redemption price
per share ($1,705,505
(divided by) 52,951 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS   SIX
                       MONTHS ENDED APRIL 30, 2000
                                        (UNAUDITED)

INVESTMENT INCOME                           $ 7,424
Dividends

Interest                                     1,930

Security lending                             31

 TOTAL INCOME                                9,385

EXPENSES

Management fee Basic fee         $ 4,886

 Performance adjustment           (1,713)

Transfer agent fees               1,570

Accounting and security           216
lending fees

Non-interested trustees'          4
compensation

Custodian fees and expenses       22

Registration fees                 23

Audit                             20

Legal                             15

Reports to shareholders           87

Miscellaneous                     2

 Total expenses before            5,132
reductions

 Expense reductions               (387)      4,745

NET INVESTMENT INCOME                        4,640

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            294,468

 Foreign currency transactions    12         294,480

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (93,456)

 Assets and liabilities in        34         (93,422)
foreign currencies

NET GAIN (LOSS)                              201,058

NET INCREASE (DECREASE) IN                  $ 205,698
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 4,640                     $ 11,194
income

 Net realized gain (loss)         294,480                     239,295

 Change in net unrealized         (93,422)                    178,971
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       205,698                     429,460
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (6,090)                     (17,339)
From net investment income

 From net realized gain           (194,930)                   (111,551)

 TOTAL DISTRIBUTIONS              (201,020)                   (128,890)

Share transactions Net            127,332                     271,759
proceeds from sales of shares

 Reinvestment of distributions    190,868                     122,322

 Cost of shares redeemed          (271,488)                   (650,854)

 NET INCREASE (DECREASE) IN       46,712                      (256,773)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       51,390                      43,797
IN NET ASSETS

NET ASSETS

 Beginning of period              1,654,115                   1,610,318

 End of period (including        $ 1,705,505                 $ 1,654,115
undistributed net investment
income of $4,311 and $6,875,
respectively)

OTHER INFORMATION
Shares

 Sold                             4,005                       8,955

 Issued in reinvestment of        6,392                       4,580
distributions

 Redeemed                         (8,680)                     (21,746)

 Net increase (decrease)          1,717                       (8,211)


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                               (UNAUDITED)                      1999                   1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 32.29                          $ 27.09              $ 29.40  $ 24.99  $ 24.25  $ 19.45
period

Income from Investment
Operations

Net investment income           .09 D                            .20 D                  .32 D    .33 D    .24      .19

Net realized  and unrealized    3.79                             7.23                   1.02     6.23     2.78     5.57
gain (loss)

Total from investment           3.88                             7.43                   1.34     6.56     3.02     5.76
operations

Less Distributions

 From net investment income     (.12)                            (.30)                  (.33)    (.23)    (.20)    (.15)

From net  realized gain         (3.84)                           (1.93)                 (3.32)   (1.92)   (2.08)   (.81)

Total distributions             (3.96)                           (2.23)                 (3.65)   (2.15)   (2.28)   (.96)

Net asset value,  end of       $ 32.21                          $ 32.29                $ 27.09  $ 29.40  $ 24.99  $ 24.25
period

TOTAL RETURN B, C               12.98%                           29.15%                 4.40%    28.20%   13.51%   31.54%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period     $ 1,706                          $ 1,654                $ 1,610  $ 1,827  $ 1,586  $ 1,135
(in millions)

Ratio of expenses  to average   .61% A                           .62%                   .68%     .74%     .89%     1.03%
 net assets

Ratio of expenses  to average   .57% A, E                        .59% E                 .64% E   .69% E   .84% E   1.00% E
 net assets after expense
reductions

Ratio of net invest- ment       .56% A                           .67%                   1.10%    1.24%    1.07%    .99%
income to average net assets

Portfolio turnover rate         190% A                           106%                   122%     117%     247%     220%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Stock Selector (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS - CONTINUED

interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,537,619,000 and $1,781,972,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .38% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .19% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES - CONTINUED

lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $42,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $27,070,000. The fund received cash collateral of $28,290,000 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $369,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $17,000 and $1,000, respectively, under these arrangements.

7. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended October 31, 2000. During the two most recent fiscal years and through January 20, 2000, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PricewaterhouseCoopers LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on March 15, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF               % OF
               SHARES VOTED       SHARES VOTED
PHYLLIS BURKE DAVIS
Affirmative    6,452,207,010.46   93.387

Withheld       456,902,730.76     6.613

TOTAL          6,909,109,741.22   100.000

RALPH F. COX
Affirmative    6,454,635,392.01   93.422

Withheld       454,474,349.21     6.578

TOTAL          6,909,109,741.22   100.000

ROBERT M. GATES
Affirmative    6,452,253,108.65   93.388

Withheld       456,856,632.57     6.612

TOTAL          6,909,109,741.22   100.000

EDWARD C. JOHNSON 3D
Affirmative    6,456,108,647.32   93.443

Withheld       453,001,093.90     6.557

TOTAL          6,909,109,741.22   100.000

DONALD J. KIRK
Affirmative    6,456,684,925.93   93.452

Withheld       452,424,815.29     6.548

TOTAL          6,909,109,741.22   100.000

NED C. LAUTENBACH
Affirmative    6,460,676,247.62   93.510

Withheld       448,433,493.60     6.490

TOTAL          6,909,109,741.22   100.000

               # OF               % OF
               SHARES VOTED       SHARES VOTED
PETER S. LYNCH
Affirmative    6,459,937,469.58   93.499

Withheld       449,172,271.64     6.501

TOTAL          6,909,109,741.22   100.000

WILLIAM O. MCCOY
Affirmative    6,457,044,561.35   93.457

Withheld       452,065,179.87     6.543

TOTAL          6,909,109,741.22   100.000

GERALD C. MCDONOUGH
Affirmative    6,447,556,799.89   93.320

Withheld       461,552,941.33     6.680

TOTAL          6,909,109,741.22   100.000

MARVIN L. MANN
Affirmative    6,458,028,797.63   93.471

Withheld       451,080,943.59     6.529

TOTAL          6,909,109,741.22   100.000

ROBERT C. POZEN
Affirmative    6,436,313,895.12   93.157

Withheld       472,795,846.10     6.843

TOTAL          6,909,109,741.22   100.000

THOMAS R. WILLIAMS
Affirmative    6,447,589,960.53   93.320

Withheld       461,519,780.69     6.680

TOTAL          6,909,109,741.22   100.000

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

               # OF             % OF
               SHARES VOTED     SHARES VOTED
Affirmative    775,350,487.41   89.179

Against        11,727,022.02    1.349

Abstain        82,349,730.33    9.472

TOTAL          869,427,239.76   100.000

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF               % OF
                    SHARES VOTED       SHARES VOTED
Affirmative         5,992,780,995.57   86.740

Against             218,788,797.26     3.167

Abstain             697,326,989.54     10.093

TOTAL               6,908,896,782.37   100.000

Broker Non-Votes    212,958.85

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act, and would modify the performance adjustment calculation to calculate the fund's investment performance and that of its comparative index to the nearest 0.01%.

               # OF             % OF
               SHARES VOTED     SHARES VOTED
Affirmative    729,908,916.91   83.953

Against        29,954,374.72    3.445

Abstain        109,563,948.13   12.602

TOTAL          869,427,239.76   100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the 1940 Act.

               # OF             % OF
               SHARES VOTED     SHARES VOTED
Affirmative    728,889,903.82   83.836

Against        27,393,671.87    3.150

Abstain        113,143,664.07   13.014

TOTAL          869,427,239.76   100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the 1940 Act.

               # OF             % OF
               SHARES VOTED     SHARES VOTED
Affirmative    727,431,894.87   83.668

Against        27,821,616.67    3.200

Abstain        114,173,728.22   13.132

TOTAL          869,427,239.76   100.000

PROPOSAL 7

To eliminate a fundamental investment policy of the fund.

               # OF             % OF
               SHARES VOTED     SHARES VOTED
Affirmative    703,101,438.97   80.869

Against        51,102,832.35    5.878

Abstain        115,222,968.44   13.253

TOTAL          869,427,239.76   100.000

PROPOSAL 8
To amend the fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation.

               # OF             % OF
               SHARES VOTED     SHARES VOTED
Affirmative    714,867,427.94   82.223

Against        42,999,391.37    4.946

Withheld       111,560,420.45   12.831

TOTAL          869,427,239.76   100.000

* DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500


TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
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527 North Brand Boulevard
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10100 Santa Monica Blvd.
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251 University Avenue
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1760 Challenge Way
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7676 Hazard Center Drive
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950 Northgate Drive
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1400 Civic Drive
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6300 Canoga Avenue
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COLORADO

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CONNECTICUT

48 West Putnam Avenue
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DELAWARE

222 Delaware Avenue
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FLORIDA

4400 N. Federal Highway
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1907 West State Road 434
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8880 Tamiami Trail, North
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8065 Beneva Road
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GEORGIA

3445 Peachtree Road, N.E.
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1000 Abernathy Road
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ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
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1700 East Golf Road
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3232 Lake Avenue
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INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

Three Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
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44 Mall Road
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416 Belmont Street
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MICHIGAN

280 Old N. Woodward Ave.
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29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
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MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

NEW JERSEY

150 Essex Street
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56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

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New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
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28699 Chagrin Boulevard
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OREGON

16850 SW 72nd Avenue
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PENNSYLVANIA

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RHODE ISLAND

47 Providence Place
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TENNESSEE

6150 Poplar Avenue
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TEXAS

10000 Research Boulevard
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4017 Northwest Parkway
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1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
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400 East Las Colinas Blvd.
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14100 San Pedro
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19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

1861 International Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

FSS-SANN-0600  103561
1.703466.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
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Contrafund (registered trademark) II
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Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
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Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark)  Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
SMALL CAP SELECTOR

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy, and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  23  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 27  Notes to the financial
                          statements.

PROXY VOTING RESULTS  31

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000  PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY SMALL CAP SELECTOR   24.88%         29.23%       104.19%       124.67%

Russell 2000 (registered      18.72%         18.42%       103.62%       140.64%
trademark)

Small Cap Funds Average       25.27%         36.64%       141.49%       n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on June 28, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 843 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY SMALL CAP SELECTOR   29.23%       15.35%        12.56%

Russell 2000                  18.42%       15.28%        13.69%

Small Cap Funds Average       36.64%       18.48%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Small Cap Selector          Russell 2000
             00336                       RS002
  1993/06/28      10000.00                    10000.00
  1993/06/30      10000.00                    10089.85
  1993/07/31      10070.00                    10229.16
  1993/08/31      10440.00                    10671.07
  1993/09/30      10660.00                    10972.21
  1993/10/31      10740.00                    11254.62
  1993/11/30      10440.00                    10884.20
  1993/12/31      10881.65                    11256.33
  1994/01/31      11153.19                    11609.25
  1994/02/28      11243.70                    11567.27
  1994/03/31      10499.49                    10956.54
  1994/04/30      10670.46                    11021.67
  1994/05/31      10388.86                    10897.91
  1994/06/30       9875.95                    10527.85
  1994/07/31       9956.41                    10700.82
  1994/08/31      10660.40                    11297.10
  1994/09/30      10600.06                    11259.27
  1994/10/31      10801.20                    11214.84
  1994/11/30      10288.29                    10761.90
  1994/12/31      10519.89                    11051.05
  1995/01/31      10127.28                    10911.62
  1995/02/28      10479.62                    11365.53
  1995/03/31      10761.49                    11561.27
  1995/04/30      11003.10                    11818.34
  1995/05/31      11214.50                    12021.54
  1995/06/30      12458.89                    12645.17
  1995/07/31      13744.25                    13373.56
  1995/08/31      13936.55                    13650.22
  1995/09/30      14290.79                    13893.99
  1995/10/31      13551.96                    13272.62
  1995/11/30      13734.13                    13830.26
  1995/12/31      13321.13                    14195.16
  1996/01/31      13095.35                    14179.95
  1996/02/29      13407.14                    14621.86
  1996/03/31      13654.43                    14919.50
  1996/04/30      14933.86                    15717.27
  1996/05/31      15439.18                    16336.65
  1996/06/30      14567.99                    15665.81
  1996/07/31      13496.32                    14297.50
  1996/08/31      14132.62                    15127.62
  1996/09/30      14735.44                    15718.79
  1996/10/31      14288.91                    15476.54
  1996/11/30      14880.56                    16114.23
  1996/12/31      15137.31                    16536.55
  1997/01/31      15204.29                    16867.03
  1997/02/28      14992.19                    16458.06
  1997/03/31      14434.03                    15681.47
  1997/04/30      14579.15                    15725.18
  1997/05/31      15862.92                    17474.60
  1997/06/30      16939.24                    18223.48
  1997/07/31      18067.76                    19071.46
  1997/08/31      18193.15                    19507.84
  1997/09/30      19424.27                    20935.70
  1997/10/31      18945.50                    20016.02
  1997/11/30      18865.71                    19886.56
  1997/12/31      19262.60                    20234.63
  1998/01/31      19057.04                    19915.30
  1998/02/28      20629.00                    21387.89
  1998/03/31      21547.99                    22269.98
  1998/04/30      21898.66                    22393.21
  1998/05/31      20677.37                    21187.18
  1998/06/30      20717.48                    21231.75
  1998/07/31      19108.35                    19512.96
  1998/08/31      15072.97                    15723.94
  1998/09/30      15638.68                    16954.46
  1998/10/31      15852.39                    17645.92
  1998/11/30      16719.81                    18570.43
  1998/12/31      17838.65                    19719.61
  1999/01/31      17574.66                    19981.66
  1999/02/28      16229.53                    18363.25
  1999/03/31      16342.67                    18649.93
  1999/04/30      17386.09                    20321.11
  1999/05/31      17310.66                    20617.94
  1999/06/30      18331.75                    21550.27
  1999/07/31      18243.31                    20958.95
  1999/08/31      17561.08                    20183.28
  1999/09/30      17978.00                    20187.69
  1999/10/31      17990.64                    20269.45
  1999/11/30      18799.20                    21479.73
  1999/12/31      20354.56                    23911.23
  2000/01/31      19595.54                    23527.25
  2000/02/29      21758.76                    27412.44
  2000/03/31      22770.80                    25605.12
  2000/04/28      22467.19                    24064.33
IMATRL PRASUN   SHR__CHT 20000430 20000518 120654 R00000000000086

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Small Cap Selector on June 28, 1993 when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $22,467 - a 124.67% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown $24,064 - a 140.64% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER SMALL-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER SMALL-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF APRIL 30 2000, THE SIX MONTH, ONE YEAR, AND FIVE YEAR CUMULATIVE TOTAL RETURNS FOR THE SMALL-CAP CORE FUNDS AVERAGE ARE 25.43%, 34.59%, AND 117.64%, RESPECTIVELY. THE ONE YEAR AND FIVE YEAR AVERAGE ANNUAL TOTAL RETURNS ARE 34.59% AND 16.37%, RESPECTIVELY. THE SIX MONTH, ONE YEAR, AND FIVE YEAR CUMULATIVE TOTAL RETURNS FOR THE SMALL-CAP SUPERGROUP AVERAGE ARE 24.34%, 34.42%, AND 125.51%, RESPECTIVELY. THE ONE YEAR AND FIVE YEAR AVERAGE ANNUAL TOTAL RETURNS ARE 34.42% AND 16.95%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

A prolonged period of market
consistency that fostered seemingly
fixed expectations of rising
technology stocks reversed course
with a sudden change in investor
sentiment during the latter part of the
six-month period that ended April
30, 2000. To wit: After rising to a high of 5048 on March 10, the tech-heavy
NASDAQ Composite Index - the
benchmark for new economy stocks
that outperformed most other
domestic equity indexes in 1999 -
experienced a pullback in April.
Shortly after experiencing a
10%-20% correction in March, the
NASDAQ sank a full 25% during a
single week in mid-April, dropping
the index to 3321 and hampering its
30.28% return for the period. At the
same time, investors retreated to the
safety of larger companies, such as
those listed in the Standard & Poor's
500SM Index, which ended the period
with a 7.20% return. Another index
of well-established stocks - the Dow
Jones Industrial Average - surged
higher during the NASDAQ's
plummet, but the brief rally wasn't
enough to significantly offset the
blue-chip benchmark's poor returns
earlier in the period, as the Dow
eked out a 0.78% gain. Interest in
stocks of smaller companies followed
a similar pattern to the NASDAQ, as
the Russell 2000(registered trademark) Index - a barometer of small-cap stocks - returned a robust 18.72%, but also experienced monthly declines of more than 6% in both March and April.

(photograph of Tim Krochuk)

NOTE TO SHAREHOLDERS: Tim Krochuk became Portfolio Manager of Fidelity Small Cap Selector on April 1, 2000.

Q. HOW DID THE FUND PERFORM, TIM?

A. For the six months that ended April 30, 2000, the fund returned 24.88%, while the Russell 2000 Index returned 18.72%. The small cap funds average tracked by Lipper Inc. returned 25.27% for the same time period. For the year that ended April 30, 2000, the fund returned 29.23%, while the Russell 2000 and the Lipper peer group returned 18.42% and 36.64%, respectively.

Q. WHY DID THE FUND OUTPERFORM THE RUSSELL 2000, WHILE UNDERPERFORMING ITS LIPPER PEER GROUP DURING THE PERIOD?

A. The fund outperformed the Russell 2000 by virtue of the portfolio's larger exposure to market-leading sectors, such as the technology and Internet sectors. Conversely, the fund fell behind its peer group in response to a relatively smaller proportion of the portfolio's assets invested in the same technology and Internet stocks. In other words, the fund was more concentrated than the broad market, but more diversified than the Lipper peer group in which many funds maintained
- or even increased - their exposure to the top-performing, high-growth technology/Internet and communication sectors.

Q. AS THE FUND'S NEW MANAGER, HAVE YOU ALTERED THE INVESTMENT
STRATEGY?

A. Although I have no plans to alter the fund's core strategy, I have begun incorporating several technical models that I believe will enhance the stock selection process. Technical models provide information about short-term price volatility that can't always be identified by traditional, fundamental models. This is particularly important because many small-cap stocks exhibit tremendous price volatility unrelated to changes in fundamental investment characteristics, such as sales or earnings. For example, between 1985 and 1998, unprofitable stocks in the Russell 2000 returned, on average, 21.7% less than those stocks that were profitable. However, in 1999 this pattern reversed itself - unprofitable stocks, including many Internet stocks, generated a 13.1% return premium. A typical fundamental model would have suggested avoiding such stocks. However, technical models that analyze the price and volume data that contribute to a stock's trading momentum identified this shift and adapted their buying strategies, despite the earnings conundrum.

Q. WHICH HOLDINGS CONTRIBUTED TO THE FUND'S TOTAL RETURN?

A. Several technology stocks generated strong returns, including the fund's third largest holding, SanDisk Corporation. SanDisk manufactures data storage products and memory chips that are used in PCs and cellular telephones. Other large technology holdings, such as Cypress Semiconductor and Integrated Device Technology, also performed well. In addition to strong performance by technology holdings, the portfolio's underweighted position in financial stocks helped returns. In general, financials performed poorly in response to an unfavorable interest-rate environment.

Q. WHAT INVESTMENTS WERE DISAPPOINTING?

A. The portfolio's exposure to the specialty retail sector, including two relatively large holdings - AnnTaylor Stores and Ross Stores - held back returns as a result of rising interest rates and their potential for restraining consumer spending. Both positions were sold during the period. In addition, the portfolio was underweighted in the top-performing technology sector for part of the period, so the fund missed part of the sector's price run-up despite the strong gains in several tech holdings that I discussed earlier.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I expect price volatility to continue, which could benefit active portfolio managers. Recent price corrections, particularly in the technology sector, are teaching investors to realize that they need to pick the right stock - not just any stock - in a sector. Speculation regarding the Federal Reserve Board's intentions may create additional market uncertainty. Five interest-rate hikes since June 1999, combined with the potential for further increases, could create an unfavorable environment for the large, high price-to-earnings stocks that have led the market over the past year. Under these circumstances, I expect that actively managed, well-diversified portfolios have the potential to outperform more highly concentrated or indexed portfolios.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: capital appreciation by
investing mainly in equity
securities of companies with
small market capitalizations,
chosen in part by using
computer-aided quantitative
analysis

FUND NUMBER: 336

TRADING SYMBOL: FDSCX

START DATE: June 28, 1993

SIZE: as of April 30, 2000,
more than $685 million

MANAGER: Tim Krochuk, since
April 2000; manager,
Fidelity TechnoQuant Growth
Fund, since 1996;
quantitative analyst,
1994-1996; equity research
associate, 1992-1994;
joined Fidelity in 1992

TIM KROCHUK ON USING
TECHNICAL DATA TO ANALYZE
INVESTORS' DECISIONS:

"Investors face many choices in the
stock market, just as consumers face
many choices in the supermarket.
Both investors and shoppers make
purchase decisions based on
preferences for quality and cost.
The reasons underlying these
choices may be unknown, but we do
know the ultimate purchase price
and volume. Collecting such data
from the stock market is called
technical analysis, and every trade
leaves behind a trail of data. In
aggregate, this data provides a
mathematical way of analyzing the
market's `mind.' Technical data
also is very useful because - unlike
fundamental data - it is available
daily.

"Over the past year, technical
analysis was very successful. I
believe investors may be relying more
heavily on technical data to support
shorter investment holding periods.
Last year, on average, the largest
NASDAQ stocks were held for less
than 30 days and Internet stocks
were held for only 15 days. The
infrequency of new fundamental
information, such as earnings,
suggests that investors placed
greater emphasis on technical
indicators, such as price and
volume. As technical analysis
becomes more widespread, it should
achieve greater prominence as a
tool for shorter-term investment
decisions."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF APRIL
30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Cypress Semiconductor Corp.     3.1                      1.9

Integrated Device Technology,   2.5                      1.3
Inc.

SanDisk Corp.                   2.3                      0.9

Valassis Communications, Inc.   1.7                      2.7

Lucent Technologies, Inc.       1.5                      0.0

ENSCO International, Inc.       1.5                      0.0

CommScope, Inc.                 1.4                      1.5

Metris Companies, Inc.          1.4                      0.0

Semtech Corp.                   1.3                      0.3

Suiza Foods Corp.               1.3                      1.5

                                18.0                     10.1

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Technology                      37.3                     27.7

Industrial Machinery &          6.9                      6.1
Equipment

Finance                         6.9                      6.0

Energy                          6.7                      2.4

Media & Leisure                 4.9                      9.5



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000  *                                       AS OF OCTOBER 31, 1999 **

Stocks and Investment                                         Stocks and Investment
Companies                       92.2%                         Companies                             97.8%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 7.8%                         Net Other Assets                       2.2%

* FOREIGN INVESTMENTS            1.4%                         ** FOREIGN INVESTMENTS                 2.0%

Row: 1, Col: 1, Value: 92.2                                   Row: 1, Col: 1, Value: 97.8
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.8                                    Row: 1, Col: 8, Value: 2.2







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 91.1%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.2%

AEROSPACE & DEFENSE - 0.0%

Advanced Aerodynamics &           15,900                     $ 68,569
Structures, Inc. Class A (a)

DEFENSE ELECTRONICS - 0.2%

Alpha Industries, Inc. (a)        32,000                      1,664,000

TOTAL AEROSPACE & DEFENSE                                     1,732,569

BASIC INDUSTRIES - 4.7%

CHEMICALS & PLASTICS - 0.7%

Cabot Microelectronics Corp.      200                         6,500

H.B. Fuller Co.                   13,164                      505,991

Spartech Corp.                    47,000                      1,633,250

W.R. Grace & Co. (a)              209,000                     2,717,000

                                                              4,862,741

IRON & STEEL - 0.4%

Mueller Industries, Inc. (a)      76,700                      2,526,306

METALS & MINING - 2.3%

Amcol International Corp.         19,000                      311,125

Belden, Inc.                      155,000                     4,601,563

Cable Design Technology Corp.     7,000                       239,750
(a)

Century Aluminum Co.              50,000                      700,000

CommScope, Inc. (a)               207,000                     9,832,500

                                                              15,684,938

PACKAGING & CONTAINERS - 0.7%

Ball Corp.                        276                         8,694

Gaylord Container Corp. Class     128,000                     656,000
A (a)

Longview Fibre Co.                60,000                      765,000

Tupperware Corp.                  178,000                     3,359,750

U.S. Can Corp. (a)                20,000                      367,500

                                                              5,156,944

PAPER & FOREST PRODUCTS - 0.6%

Buckeye Technologies, Inc. (a)    55,000                      1,051,875

Pope & Talbot, Inc.               153,100                     3,243,806

                                                              4,295,681

TOTAL BASIC INDUSTRIES                                        32,526,610

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
4.0%

BUILDING MATERIALS - 0.6%

Centex Construction Products,     61,100                     $ 1,886,463
Inc.

Shaw Group (a)                    65,000                      2,311,563

                                                              4,198,026

CONSTRUCTION - 0.3%

M/I Schottenstein Homes, Inc.     35,000                      560,000

Pulte Corp.                       60,000                      1,290,000

                                                              1,850,000

ENGINEERING - 1.2%

DSP Group, Inc. (a)               90,000                      6,401,250

Quanta Services, Inc. (a)         45,000                      2,089,688

                                                              8,490,938

REAL ESTATE - 0.4%

Fairfield Communities, Inc.       42,400                      384,250
(a)

LNR Property Corp.                40,000                      862,500

Trammell Crow Co. (a)             48,900                      635,700

Trendwest Resorts, Inc. (a)       36,000                      837,000

                                                              2,719,450

REAL ESTATE INVESTMENT TRUSTS
- 1.5%

Alexandria Real Estate            86,300                      2,761,600
Equities, Inc.

American Residential              25,000                      134,375
Investment Trust, Inc.

Camden Property Trust (SBI)       239,600                     6,798,650

Capital Automotive                40,000                      557,500

Mid-Atlantic Realty Trust         25,000                      237,500

                                                              10,489,625

TOTAL CONSTRUCTION & REAL                                     27,748,039
ESTATE

DURABLES - 2.4%

AUTOS, TIRES, & ACCESSORIES -
0.4%

EOTT Energy Partners LP           25,000                      350,000

MarineMax, Inc. (a)               30,000                      292,500

Superior Industries               60,000                      1,931,250
International, Inc.

                                                              2,573,750

CONSUMER DURABLES - 0.2%

Simpson Manufacturing Co.         30,000                      1,357,500
Ltd. (a)

CONSUMER ELECTRONICS - 0.2%

Universal Electronics, Inc.       58,800                      1,205,400
(a)

HOME FURNISHINGS - 0.4%

Furniture Brands                  66,000                      1,233,375
International, Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

DURABLES - CONTINUED

HOME FURNISHINGS - CONTINUED

Haverty Furniture Companies,      60,000                     $ 675,000
Inc.

La-Z-Boy, Inc.                    59,000                      925,563

                                                              2,833,938

TEXTILES & APPAREL - 1.2%

McNaughton Apparel Group,         15,000                      128,438
Inc. (a)

Pacific Sunwear of                237,000                     8,072,813
California, Inc. (a)

                                                              8,201,251

TOTAL DURABLES                                                16,171,839

ENERGY - 6.7%

ENERGY SERVICES - 4.7%

Atwood Oceanics, Inc. (a)         62,000                      3,758,750

BJ Services Co. (a)               85,000                      5,971,250

ENSCO International, Inc.         300,000                     9,956,250

Key Energy Group, Inc. (a)        200,000                     1,950,000

Patterson Energy, Inc. (a)        99,000                      2,796,750

Rowan Companies, Inc. (a)         150,000                     4,190,625

UTI Energy Corp. (a)              94,000                      3,266,500

                                                              31,890,125

OIL & GAS - 2.0%

Bellwether Exploration Co. (a)    170,800                     992,775

Chesapeake Energy Corp. (a)       956,300                     3,586,125

Howell Corp.                      20,000                      141,250

Meridian Resource Corp. (a)       345,000                     1,250,625

Patina Oil & Gas Corp.            119,000                     1,651,125

Pogo Producing Co.                111,200                     2,849,500

Prima Energy Corp. (a)            25,000                      715,625

Remington Oil & Gas Corp. (a)     12,900                      56,438

Titan Exploration, Inc. (a)       54,000                      270,000

Vintage Petroleum, Inc.           124,100                     2,466,488

                                                              13,979,951

TOTAL ENERGY                                                  45,870,076

FINANCE - 6.9%

BANKS - 1.1%

Advanta Corp.                     50,000                      850,000

East West Bancorp, Inc.           30,000                      375,000

First State Bancorp.              12,900                      167,700

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

FINANCE - CONTINUED

BANKS - CONTINUED

Greater Bay Bancorp               32,000                     $ 1,360,500

Silicon Valley Bancshares (a)     65,000                      4,013,750

Whitney Holding Corp.             25,000                      871,875

                                                              7,638,825

CREDIT & OTHER FINANCE - 2.2%

AmeriCredit Corp. (a)             304,000                     5,681,000

Metris Companies, Inc.            257,800                     9,667,500

                                                              15,348,500

INSURANCE - 2.3%

Amerus Life Holdings, Inc.        43,000                      857,313

Arthur J. Gallagher & Co.         46,000                      1,713,500

E.W. Blanch Holdings, Inc.        39,000                      867,750

Financial Security Assurance      105,000                     7,750,313
Holdings Ltd.

Liberty Corp. (The)               25,000                      820,313

Medical Assurance, Inc.           17,616                      233,412

MONY Group, Inc.                  60,000                      1,856,250

Presidential Life Corp.           50,000                      796,094

Radian Group, Inc.                9,300                       473,719

                                                              15,368,664

SAVINGS & LOANS - 0.9%

Alliance Bancorp                  20,000                      331,250

BankUnited Financial Corp.        10,800                      66,150
Class A (a)

California Federal Savings
Bank of Los Angeles:

contingent litigation             24,640                      36,960
recovery participation
interest rights (a)

secondary contingent              38,540                      40,949
litigation recovery
participation interest
rights 1/1/15 (a)

Downey Financial Corp.            131,400                     3,925,575

FirstFed Financial Corp. (a)      18,300                      228,750

Richmond County Financial         55,000                      941,875
Corp.

Staten Island Bancorp, Inc.       50,000                      859,375

                                                              6,430,884

SECURITIES INDUSTRY - 0.4%

Affiliated Managers Group,        62,000                      2,487,750
Inc. (a)

TOTAL FINANCE                                                 47,274,623

HEALTH - 4.4%

DRUGS & PHARMACEUTICALS - 2.8%

Accredo Health, Inc.              48,000                      1,350,000

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Carter-Wallace, Inc.              34,900                     $ 776,525

Cytyc Corp. (a)                   170,000                     7,607,500

Exelixis, Inc.                    1,100                       20,969

Human Genome Sciences, Inc.       20,000                      1,531,250
(a)

Intermune Pharmaceuticals,        400                         6,900
Inc.

IntraBiotics Pharmaceuticals,     400                         4,650
Inc.

Jones Pharma, Inc.                37,500                      1,080,469

Millennium Pharmaceuticals,       29,800                      2,365,375
Inc. (a)

Miravant Medical Technologies     70,000                      1,172,500
(a)

Tanox, Inc.                       1,200                       35,100

Titan Pharmaceuticals, Inc.       60,000                      1,920,000
(a)

Vical, Inc. (a)                   30,000                      540,000

XOMA Ltd. (a)                     90,300                      366,844

                                                              18,778,082

MEDICAL EQUIPMENT & SUPPLIES
- 1.2%

Cooper Companies, Inc.            50,000                      1,681,250

Datascope Corp.                   74,000                      2,451,250

Luminex Corp.                     1,000                       18,625

Mentor Corp.                      39,000                      689,813

ORATEC Interventions, Inc.        200                         6,813

Techne Corp. (a)                  50,000                      3,556,250

Young Innovations, Inc. (a)       400                         6,550

                                                              8,410,551

MEDICAL FACILITIES MANAGEMENT
- 0.4%

RehabCare Group, Inc. (a)         30,000                      894,375

Syncor International Corp. (a)    50,000                      2,062,500

                                                              2,956,875

TOTAL HEALTH                                                  30,145,508

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.9%

ELECTRICAL EQUIPMENT - 4.0%

Adtran, Inc. (a)                  55,000                      3,715,938

Anixter International, Inc.       19,800                      667,013
(a)

C-COR.net Corp. (a)               80,000                      3,130,000

Cymer, Inc. (a)                   70,000                      2,734,375

Glenayre Technologies, Inc.       260,800                     3,439,300
(a)

Littelfuse, Inc. (a)              14,000                      497,000

Powerwave Technologies, Inc.      38,000                      7,906,375
(a)

Sensormatic Electronics Corp.     253,000                     4,221,938
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

ELECTRICAL EQUIPMENT -
CONTINUED

ViaSat, Inc. (a)                  21,000                     $ 983,063

Vyyo, Inc.                        1,000                       21,125

                                                              27,316,127

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.9%

Briggs & Stratton Corp.           111,000                     4,259,625

Donaldson Co., Inc.               97,200                      2,259,900

Exide Corp.                       100,000                     962,500

FSI International, Inc. (a)       120,000                     1,792,500

Gehl Co. (a)                      40,000                      780,000

Manitowoc Co., Inc.               111,200                     3,690,450

Mattson Technology, Inc. (a)      80,700                      3,964,388

Robotic Vision Systems, Inc.      80,000                      1,195,000
(a)

Toro Co.                          45,000                      1,383,750

                                                              20,288,113

TOTAL INDUSTRIAL MACHINERY &                                  47,604,240
EQUIPMENT

MEDIA & LEISURE - 4.9%

ENTERTAINMENT - 1.2%

Bally Total Fitness Holding       155,000                     3,468,125
Corp. (a)

MGM Grand, Inc.                   40,000                      1,180,000

Zomax, Inc. (a)                   79,900                      3,780,269

                                                              8,428,394

LEISURE DURABLES & TOYS - 0.3%

Arctic Cat, Inc.                  28,000                      281,750

National R.V. Holdings, Inc.      20,000                      245,000
(a)

Rexhall Industries, Inc.          10,000                      67,500

Winnebago Industries, Inc.        66,000                      1,122,000

                                                              1,716,250

LODGING & GAMING - 0.4%

Argosy Gaming Co. (a)             74,000                      1,184,000

Aztar Corp. (a)                   84,000                      1,002,750

Choice Hotels International,      46,000                      606,625
Inc. (a)

                                                              2,793,375

PUBLISHING - 0.3%

Reader's Digest Association,      70,000                      2,240,000
Inc. Class A (non-vtg.)

RESTAURANTS - 2.7%

Applebee's International,         100,000                     3,643,750
Inc.

CEC Entertainment, Inc. (a)       225,000                     6,750,000

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - CONTINUED

Jack in the Box, Inc. (a)         170,300                    $ 4,172,350

Krispy Kreme Doughnuts, Inc.      200                         9,200

Rare Hospitality                  56,000                      1,732,500
International, Inc. (a)

Ryan's Family Steak Houses,       198,000                     1,936,688
Inc. (a)

                                                              18,244,488

TOTAL MEDIA & LEISURE                                         33,422,507

NONDURABLES - 2.3%

BEVERAGES - 0.4%

Canandaigua Brands, Inc.          55,800                      2,810,925
Class A (a)

FOODS - 1.4%

Del Monte Foods Co. (a)           400                         3,550

International Home Foods,         38,600                      562,113
Inc. (a)

Suiza Foods Corp. (a)             224,000                     8,722,000

                                                              9,287,663

HOUSEHOLD PRODUCTS - 0.5%

Brady Corp. Class A               44,000                      1,292,500

Church & Dwight Co., Inc.         137,000                     2,448,875

                                                              3,741,375

TOTAL NONDURABLES                                             15,839,963

PRECIOUS METALS - 0.0%

Coeur d'Alene Mines Corp. (a)     60,000                      150,000

RETAIL & WHOLESALE - 3.6%

APPAREL STORES - 1.3%

Braun's Fashions Corp. (a)        15,000                      343,125

Factory 2-U Stores, Inc. (a)      75,000                      2,507,813

Genesco, Inc. (a)                 45,000                      582,188

Talbots, Inc.                     110,000                     5,561,875

                                                              8,995,001

GENERAL MERCHANDISE STORES -
0.6%

Cost Plus, Inc. (a)               74,150                      2,266,209

Hot Topic, Inc. (a)               60,000                      1,845,000

                                                              4,111,209

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.7%

Brookstone Co., Inc. (a)          19,000                      318,250

Gadzooks, Inc. (a)                45,000                      992,813

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

InterTAN, Inc. (a)                70,000                     $ 966,875

PC Connection, Inc.               31,000                      1,484,125

PETCO Animal Supplies, Inc.       164,500                     1,902,031
(a)

SCP Pool Corp. (a)                35,000                      1,288,438

Whitehall Jewellers, Inc. (a)     25,000                      429,688

Zale Corp. (a)                    100,000                     4,125,000

                                                              11,507,220

TOTAL RETAIL & WHOLESALE                                      24,613,430

SERVICES - 4.1%

EDUCATIONAL SERVICES - 0.1%

Career Education Corp. (a)        11,000                      415,938

LEASING & RENTAL - 0.6%

Dollar Thrifty Automotive         110,000                     2,310,000
Group, Inc. (a)

Rent-A-Center, Inc. (a)           80,000                      1,630,000

                                                              3,940,000

PRINTING - 1.9%

John H. Harland Co.               80,000                      1,230,000

Valassis Communications, Inc.     343,500                     11,700,469
(a)

                                                              12,930,469

SERVICES - 1.5%

Forrester Research, Inc. (a)      65,000                      2,945,313

FYI, Inc. (a)                     111,000                     2,976,188

i3 Mobile, Inc.                   700                         13,125

Learning Tree International,      78,000                      3,739,125
Inc. (a)

Right Management Consultants,     22,000                      250,250
Inc. (a)

SITEL Corp. (a)                   100,000                     687,500

                                                              10,611,501

TOTAL SERVICES                                                27,897,908

TECHNOLOGY - 37.3%

COMMUNICATIONS EQUIPMENT - 4.2%

Advanced Fibre                    108,700                     4,966,231
Communications, Inc. (a)

Brooktrout, Inc. (a)              120,000                     3,240,000

Davox Corp. (a)                   70,000                      1,785,000

Lucent Technologies, Inc.         169,290                     10,527,722

Nortel Networks Corp.             13,000                      1,469,611

Tollgrade Communications,         55,200                      3,643,200
Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMMUNICATIONS EQUIPMENT -
CONTINUED

Ulticom, Inc.                     100                        $ 3,300

Westell Technologies, Inc.        39,600                      1,126,125
Class A (a)

Xircom, Inc. (a)                  58,700                      2,314,981

                                                              29,076,170

COMPUTER SERVICES & SOFTWARE
- 4.8%

ARTISTdirect, Inc.                300                         1,425

Aspen Technology, Inc. (a)        40,000                      1,415,000

Avant! Corp. (a)                  100,000                     1,800,000

Black Box Corp. (a)               53,000                      4,077,688

Blaze Software, Inc.              200                         2,588

Breezecom Ltd.                    200                         5,500

BroadVision, Inc. (a)             60,000                      2,636,250

Caldera Systems, Inc.             100                         1,300

CyberOptics Corp. (a)             25,000                      956,250

Eprise Corp.                      200                         1,988

Etinuum, Inc.                     200                         1,163

Go2Net, Inc. (a)                  77,300                      4,599,350

Healtheon/Web Maryland Corp.      51,100                      1,076,294
(a)

HearMe, Inc.                      12,000                      87,563

Improvenet, Inc.                  200                         806

Integrated Information            200                         1,363
Systems, Inc.

JDA Software Group, Inc. (a)      220,000                     4,097,500

Loudeye Technologies, Inc.        200                         3,525

Mapics, Inc. (a)                  150,000                     993,750

MapInfo Corp. (a)                 70,000                      2,073,750

Mercury Interactive Corp. (a)     15,000                      1,350,000

Nuance Communications, Inc.       300                         9,056

Numerical Technologies, Inc.      300                         12,525

Partsbase.com, Inc.               100                         506

Pharmacopeia, Inc. (a)            50,000                      2,056,250

Progress Software Corp. (a)       65,000                      1,300,000

Project Software &                50,000                      1,525,000
Development, Inc. (a)

Proxicom, Inc.                    20,000                      683,750

Remedy Corp. (a)                  40,000                      2,125,000

Saba Software, Inc. (a)           200                         5,688

Snowball.com, Inc.                200                         725

ValueClick, Inc.                  200                         2,563

Websense, Inc.                    100                         3,250

                                                              32,907,366

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- 6.3%

Adaptec, Inc. (a)                 1,100                      $ 29,700

Copper Mountain Networks,         42,400                      3,535,100
Inc.

Cybex Corp. (a)                   100,000                     2,737,500

Digital Lightwave, Inc. (a)       66,200                      4,534,700

Emulex Corp. (a)                  28,000                      1,270,500

FileNET Corp. (a)                 100,000                     2,937,500

GoAmerica, Inc. (a)               900                         8,944

Kronos, Inc. (a)                  40,000                      1,285,000

MICROS Systems, Inc. (a)          50,000                      2,012,500

Netpliance, Inc.                  200                         1,800

Proxim, Inc. (a)                  70,000                      5,385,625

SanDisk Corp. (a)                 174,000                     15,942,750

ScanSource, Inc. (a)              19,000                      655,500

Zebra Technologies Corp.          54,000                      3,078,000
Class A (a)

                                                              43,415,119

ELECTRONIC INSTRUMENTS - 3.9%

Aclara Biosciences, Inc.          500                         19,063

Anadigics, Inc. (a)               15,000                      1,128,750

Cognex Corp. (a)                  33,000                      1,876,875

Electro Scientific                60,000                      3,783,750
Industries, Inc. (a)

Helix Technology, Inc.            73,500                      3,753,094

LAM Research Corp. (a)            66,000                      3,027,750

LTX Corp. (a)                     152,000                     6,954,000

Meade Instruments Corp. (a)       15,000                      1,096,875

Nanometrics, Inc. (a)             25,000                      959,375

PerkinElmer, Inc.                 30,000                      1,642,500

Sawtek, Inc. (a)                  45,000                      2,151,563

                                                              26,393,595

ELECTRONICS - 17.6%

Actel Corp. (a)                   119,000                     4,380,688

Advanced Energy Industries,       24,000                      1,656,000
Inc. (a)

Altera Corp. (a)                  18,900                      1,932,525

Amkor Technology, Inc. (a)        120,000                     7,342,500

Amphenol Corp. Class A (a)        20,000                      1,275,000

Applied Micro Circuits Corp.      28,900                      3,724,488
(a)

Arrow Electronics, Inc. (a)       87,400                      3,829,213

ArrowPoint Communications,        200                         19,600
Inc.

Burr-Brown Corp. (a)              79,500                      5,415,938

C-Cube Microsystems, Inc. (a)     30,000                      1,927,500

Cirrus Logic, Inc. (a)            416,000                     6,812,000

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

CTS Corp.                         87,100                     $ 5,492,744

Cypress Semiconductor Corp.       414,000                     21,502,100
(a)

Dallas Semiconductor Corp.        44,000                      1,889,250

Exar Corp. (a)                    49,500                      3,968,508

Hadco Corp. (a)                   48,000                      3,951,000

Insilicon Corp.                   100                         963

Integrated Device Technology,     358,000                     17,206,375
Inc. (a)

Kent Electronics Corp. (a)        100,000                     2,918,750

Kopin Corp. (a)                   20,000                      1,548,750

Parlex Corp. (a)                  12,100                      282,838

Richardson Electronics Ltd.       10,000                      126,875

Semtech Corp. (a)                 131,000                     8,932,563

Silicon Laboratories, Inc.        100                         8,700

Technitrol, Inc.                  15,000                      1,020,000

Transwitch Corp. (a)              20,000                      1,761,250

Triquint Semiconductor, Inc.      82,000                      8,430,625

Zoran Corp. (a)                   61,000                      3,046,188

                                                              120,402,931

PHOTOGRAPHIC EQUIPMENT - 0.5%

Imation Corp. (a)                 50,000                      1,403,125

In Focus Systems, Inc. (a)        60,000                      1,796,250

                                                              3,199,375

TOTAL TECHNOLOGY                                              255,394,556

TRANSPORTATION - 1.7%

AIR TRANSPORTATION - 0.5%

UAL Corp. (a)                     55,600                      3,217,850

TRUCKING & FREIGHT - 1.2%

American Freightways Corp. (a)    50,000                      931,250

Arkansas Best Corp. (a)           34,000                      439,875

Landstar System, Inc. (a)         70,000                      4,007,500

Roadway Express, Inc.             96,000                      2,256,000

USFreightways Corp.               11,700                      545,513

                                                              8,180,138

TOTAL TRANSPORTATION                                          11,397,988

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UTILITIES - 1.0%

CELLULAR - 0.4%

Powertel, Inc. (a)                20,000                     $ 1,345,000

VoiceStream Wireless Corp. (a)    11,441                      1,132,659

                                                              2,477,659

GAS - 0.6%

Equitable Resources, Inc.         62,000                      2,875,250

Southwest Gas Corp.               72,000                      1,372,500

                                                              4,247,750

TOTAL UTILITIES                                               6,725,409

TOTAL COMMON STOCKS                                           624,515,265
(Cost $481,521,886)

INVESTMENT COMPANIES - 1.1%



Asia Tigers Fund, Inc.            100,000                     881,250

Emerging Markets                  227,737                     2,604,742
Infrastructure Fund, Inc.

Emerging Markets                  140,000                     2,161,250
Telecommunication Fund, Inc.

Kemper International Research     17,634                      269,798
Fund Class A

Morgan Stanley Dean Witter        65,000                      690,625
Asia-Pacific Fund, Inc.

Singapore Fund, Inc. (a)          83,000                      601,750

TOTAL INVESTMENT COMPANIES                                    7,209,415
(Cost $6,956,504)

CASH EQUIVALENTS - 8.1%



Central Cash Collateral Fund,     12,763,300                  12,763,300
5.94% (b)

Taxable Central Cash Fund,        42,778,066                  42,778,066
5.77% (b)

TOTAL CASH EQUIVALENTS                                        55,541,366
(Cost $55,541,366)

TOTAL INVESTMENT PORTFOLIO -                                  687,266,046
100.3%
(Cost $544,019,756)

NET OTHER ASSETS - (0.3)%                                     (1,886,743)

NET ASSETS - 100%                                           $ 685,379,303

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $544,265,457. Net unrealized appreciation aggregated $143,000,589, of which $177,977,770 related to appreciated investment securities and $34,977,181 related to depreciated investment securities.

The fund hereby designates approximately $5,338,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At October 31, 1999, the fund had a capital loss carryforward of approximately $40,200,000, all of which will expire on October 31, 2006.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                  $ 687,266,046
value (cost $544,019,756) -
See accompanying schedule

Receivable for investments                     31,065,786
sold

Receivable for fund shares                     1,525,224
sold

Dividends receivable                           33,025

Interest receivable                            195,435

Redemption fees receivable                     5,721

Other receivables                              388,858

 TOTAL ASSETS                                  720,480,095

LIABILITIES

Payable for investments         $ 19,567,410
purchased

Payable for fund shares          2,219,459
redeemed

Accrued management fee           383,658

Other payables and accrued       166,965
expenses

Collateral on securities         12,763,300
loaned, at value

 TOTAL LIABILITIES                             35,100,792

NET ASSETS                                    $ 685,379,303

Net Assets consist of:

Paid in capital                               $ 502,877,639

Distributions in excess of                     (658,852)
net investment income

Accumulated undistributed net                  39,914,226
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    143,246,290
(depreciation) on investments

NET ASSETS, for 38,599,125                    $ 685,379,303
shares outstanding

NET ASSET VALUE, offering                      $17.76
price and redemption price
per share ($685,379,303
(divided by) 38,599,125
shares)

STATEMENT OF OPERATIONS
                             SIX MONTHS ENDED APRIL 30,
                                       2000 (UNAUDITED)

INVESTMENT INCOME                             $ 940,364
Dividends

Interest                                       1,259,678

Security lending                               38,570

 TOTAL INCOME                                  2,238,612

EXPENSES

Management fee Basic fee         $ 1,934,377

 Performance adjustment           (436,494)

Transfer agent fees               923,393

Accounting and security           109,926
lending fees

Non-interested trustees'          1,180
compensation

Custodian fees and expenses       12,659

Registration fees                 21,305

Audit                             16,734

Legal                             10,025

Reports to shareholders           91,605

Miscellaneous                     805

 Total expenses before            2,685,515
reductions

 Expense reductions               (74,749)     2,610,766

NET INVESTMENT INCOME                          (372,154)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            79,935,813

 Foreign currency transactions    (1,783)      79,934,030

Change in net unrealized                       54,319,150
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                134,253,180

NET INCREASE (DECREASE) IN                    $ 133,881,026
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED APRIL 30,  SIX MONTHS ENDED OCTOBER 31,  YEAR ENDED  APRIL 30, 1999
                                 2000 (UNAUDITED)            1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ (372,154)                 $ 455,890                     $ 3,353,386
income

 Net realized gain (loss)         79,934,030                  56,445,085                    (95,016,980)

 Change in net unrealized         54,319,150                  (37,100,153)                  (95,805,403)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       133,881,026                 19,800,822                    (187,468,997)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (480,924)                   (2,935,264)                   (1,778,107)
From net investment income        -                           -                             (30,938,619)
From net realized gain

 In excess of net investment      (286,698)                   -                             -
income

Total distributions               (767,622)                   (2,935,264)                   (32,716,726)

Share transactions Net            137,251,366                 64,140,263                    332,647,409
proceeds from sales of shares

 Reinvestment of distributions    750,509                     2,869,601                     32,481,558

 Cost of shares redeemed          (142,305,693)               (119,146,239)                 (473,182,473)

 NET INCREASE (DECREASE) IN       (4,303,818)                 (52,136,375)                  (108,053,506)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   638,688                     150,786                       718,292

  TOTAL INCREASE (DECREASE)       129,448,274                 (35,120,031)                  (327,520,937)
IN   NET ASSETS

NET ASSETS

 Beginning of period              555,931,029                 591,051,060                   918,571,997

 End of period (including        $ 685,379,303               $ 555,931,029                 $ 591,051,060
under (over) distribution of
net investment  income of
$(658,852), $480,924 and
$3,718,168, respectively)

OTHER INFORMATION
Shares

 Sold                             8,343,102                   4,525,388                     24,088,575

 Issued in reinvestment of        49,213                      204,096                       1,980,592
distributions

 Redeemed                         (8,833,406)                 (8,438,204)                   (34,043,312)

 Net increase (decrease)          (441,091)                   (3,708,720)                   (7,974,145)



FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1999 F                   1999 G     1998 G     1997 G

Net asset value, beginning of    $ 14.24                          $ 13.83                  $ 18.11    $ 13.06    $ 13.89
period

Income from Investment
Operations

Net investment income (loss)      (.01) D                          .01 D                    .07 D      .10 D      .06 D

Net realized and unrealized       3.53                             .47                      (3.71)     6.20       (.39)
gain (loss)

Total from investment             3.52                             .48                      (3.64)     6.30       (.33)
operations

Less Distributions

 From net investment income       (.01)                            (.07)                    (.04)      (.13)      (.01)

In excess of net investment       (.01)                            -                        -          -          -
income

From net realized gain            -                                -                        (.61)      (1.14)     (.51)

Total distributions               (.02)                            (.07)                    (.65)      (1.27)     (.52)

Redemption fees added to paid     .02                              -                        .01        .02        .02
in capital

Net asset value, end of period   $ 17.76                          $ 14.24                  $ 13.83    $ 18.11    $ 13.06

TOTAL RETURN B, C                 24.88%                           3.48%                    (20.61)%   50.21%     (2.38)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 685,379                        $ 555,931                $ 591,051  $ 918,572  $ 450,666
(000 omitted)

Ratio of expenses to average      .88% A                           .86% A                   .89%       1.01%      .95%
net assets

Ratio of expenses to average      .86% A, E                        .82% A, E                .85% E     .97% E     .90% E
net assets after  expense
reductions

Ratio of net investment           (.12)% A                         .15% A                   .48%       .63%       .41%
income to average net assets

Portfolio turnover rate           122% A                           173% A                   96%        88%        176%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          1996 G     1995 G

Net asset value, beginning of    $ 10.93    $ 10.61
period

Income from Investment
Operations

Net investment income (loss)      .07        .05

Net realized and unrealized       3.74       .28
gain (loss)

Total from investment             3.81       .33
operations

Less Distributions

 From net investment income       (.08)      (.01)

In excess of net investment       -          -
income

From net realized gain            (.77)      -

Total distributions               (.85)      (.01)

Redemption fees added to paid     -          -
in capital

Net asset value, end of period   $ 13.89    $ 10.93

TOTAL RETURN B, C                 35.72%     3.12%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 554,573  $ 562,736
(000 omitted)

Ratio of expenses to average      1.01%      .97%
net assets

Ratio of expenses to average      .99% E     .90% E
net assets after  expense
reductions

Ratio of net investment           .39%       .40%
income to average net assets

Portfolio turnover rate           192%       182%


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F SIX MONTHS ENDED OCTOBER 31
G YEAR ENDED APRIL 30

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Small Cap Selector (the fund) is a fund of Fidelity Capital Trust (the trust) (formerly a fund of Fidelity Commonwealth Trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

information regarding income taxes under the caption "Income Tax
Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distribution in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT - CONTINUED

of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts.
These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $348,219,033 and $393,753,027, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .49% of average net assets after the performance adjustment.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .30% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $27,987 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $12,703,806. The fund received cash collateral of $12,763,300 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $54,052 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,588 and $19,109, respectively, under these arrangements.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on March 15, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF               % OF
               VOTES CAST         VOTES CAST
PHYLLIS BURKE DAVIS
Affirmative    6,452,207,010.46   93.387

Withheld       456,902,730.76     6.613

TOTAL          6,909,109,741.22   100.000

RALPH F. COX
Affirmative    6,454,635,392.01   93.422

Withheld       454,474,349.21     6.578

TOTAL          6,909,109,741.22   100.000

ROBERT M. GATES
Affirmative    6,452,253,108.65   93.388

Withheld       456,856,632.57     6.612

TOTAL          6,909,109,741.22   100.000

EDWARD C. JOHNSON 3D
Affirmative    6,456,108,647.32   93.443

Withheld       453,001,093.90     6.557

TOTAL          6,909,109,741.22   100.000

DONALD J. KIRK
Affirmative    6,456,684,925.93   93.452

Withheld       452,424,815.29     6.548

TOTAL          6,909,109,741.22   100.000

NED C. LAUTENBACH
Affirmative    6,460,676,247.62   93.510

Withheld       448,433,493.60     6.490

TOTAL          6,909,109,741.22   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
PETER S. LYNCH
Affirmative    6,459,937,469.58   93.499

Withheld       449,172,271.64     6.501

TOTAL          6,909,109,741.22   100.000

WILLIAM O. MCCOY
Affirmative    6,457,044,561.35   93.457

Withheld       452,065,179.87     6.543

TOTAL          6,909,109,741.22   100.000

GERALD C. MCDONOUGH
Affirmative    6,447,556,799.89   93.320

Withheld       461,552,941.33     6.680

TOTAL          6,909,109,741.22   100.000

MARVIN L. MANN
Affirmative    6,458,028,797.63   93.471

Withheld       451,080,943.59     6.529

TOTAL          6,909,109,741.22   100.000

ROBERT C. POZEN
Affirmative    6,436,313,895.12   93.157

Withheld       472,795,846.10     6.843

TOTAL          6,909,109,741.22   100.000

THOMAS R. WILLIAMS
Affirmative    6,447,589,960.53   93.320

Withheld       461,519,780.69     6.680

TOTAL          6,909,109,741.22   100.000

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         257,826,119.25   84.624

Against             5,935,935.20     1.948

Abstain             40,910,652.12    13.428

TOTAL               304,672,706.57   100.000

Broker Non-Votes

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF               % OF
                    VOTES CAST         VOTES CAST
Affirmative         5,992,780,995.57   86.740

Against             218,788,797.26     3.167

Abstain             697,326,989.54     10.093

TOTAL               6,908,896,782.37   100.000

Broker Non-Votes    212,958.85

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    247,823,592.57   81.341

Against        9,096,067.41     2.985

Abstain        47,753,046.59    15.674

TOTAL          304,672,706.57   100.000

* DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.


TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

Three Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72nd Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

RHODE ISLAND

47 Providence Place
Providence, RI

TENNESSEE

6150 Poplar Avenue
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

1861 International Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (Far East) Inc.
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Investments Japan Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Tim Krochuk, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

SCS-SANN-0600  103972
1.538515.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund (registered trademark)
Contrafund (registered trademark) II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund (registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark)  Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
TECHNOQUANT(REGISTERED TRADEMARK) GROWTH
FUND

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  19  Statements of assets and
                          liabilities, operations, and
                          changes in net assets, as
                          well as financial highlights.

NOTES                 23  Notes to the financial
                          statements.

PROXY VOTING RESULTS  27

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000    PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY TECHNOQUANT GROWTH     19.36%         27.62%       96.41%

S&P 500 (registered trademark)  7.20%          10.13%       109.71%

Capital Appreciation Funds      23.66%         33.58%       n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 12, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 303 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.* The fund's 3% sales charge was eliminated on January 31, 2000.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000  PAST 1 YEAR  LIFE OF FUND

FIDELITY TECHNOQUANT GROWTH   27.62%       21.50%

S&P 500                       10.13%       23.82%

Capital Appreciation Funds    33.58%       n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             TechnoQuant Growth          S&P 500
             00333                       SP001
  1996/11/12      10000.00                    10000.00
  1996/11/30      10240.00                    10389.23
  1996/12/31      10330.00                    10183.42
  1997/01/31      10970.00                    10819.68
  1997/02/28      10230.00                    10904.51
  1997/03/31       9720.00                    10456.44
  1997/04/30       9850.00                    11080.69
  1997/05/31      10730.00                    11755.28
  1997/06/30      11260.00                    12281.92
  1997/07/31      12410.00                    13259.19
  1997/08/31      12470.00                    12516.41
  1997/09/30      13250.00                    13201.94
  1997/10/31      12620.00                    12760.99
  1997/11/30      12370.00                    13351.70
  1997/12/31      12181.83                    13580.95
  1998/01/31      12002.69                    13731.15
  1998/02/28      12982.72                    14721.44
  1998/03/31      13657.14                    15475.33
  1998/04/30      13604.45                    15631.01
  1998/05/31      12940.56                    15362.31
  1998/06/30      13119.71                    15986.33
  1998/07/31      12993.25                    15816.08
  1998/08/31      11296.65                    13529.39
  1998/09/30      12076.46                    14396.08
  1998/10/31      12677.12                    15567.06
  1998/11/30      13372.62                    16510.58
  1998/12/31      14379.70                    17461.92
  1999/01/31      15799.38                    18192.17
  1999/02/28      14627.07                    17626.76
  1999/03/31      15595.03                    18332.01
  1999/04/30      15390.68                    19042.01
  1999/05/31      15014.25                    18592.42
  1999/06/30      15928.44                    19624.30
  1999/07/31      15670.32                    19011.63
  1999/08/31      15681.08                    18917.53
  1999/09/30      15433.71                    18399.00
  1999/10/31      16455.45                    19563.28
  1999/11/30      17133.03                    19961.01
  1999/12/31      19383.71                    21136.71
  2000/01/31      18305.48                    20074.80
  2000/02/29      19653.27                    19694.78
  2000/03/31      20780.51                    21621.53
  2000/04/28      19641.02                    20970.93
IMATRL PRASUN   SHR__CHT 20000430 20000518 121100 R00000000000045

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity TechnoQuant Growth Fund on November 12, 1996, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $19,641 - a 96.41% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,971 - a 109.71% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF APRIL 30, 2000, THE SIX MONTH AND ONE YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI-CAP CORE FUNDS AVERAGE WERE 13.64%, AND 15.59%, RESPECTIVELY; AND THE ONE YEAR AVERAGE ANNUAL TOTAL RETURN WAS 15.59%. THE SIX MONTH AND ONE YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP AVERAGE WERE 15.56% AND 19.03%, RESPECTIVELY; AND THE ONE YEAR AVERAGE ANNUAL TOTAL RETURN WAS 19.03%.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

A prolonged period of market
consistency that fostered seemingly
fixed expectations of rising
technology stocks reversed course
with a sudden change in investor
sentiment during the latter part of the
six-month period that ended April
30, 2000. To wit: After rising to a high of 5048 on March 10, the tech-heavy
NASDAQ Composite Index - the
benchmark for new economy stocks
that outperformed most other
domestic equity indexes in 1999 -
experienced a pullback in April.
Shortly after experiencing a
10%-20% correction in March, the
NASDAQ sank a full 25% during a
single week in mid-April, dropping
the index to 3321 and hampering its
30.28% return for the period. At the
same time, investors retreated to the
safety of larger companies, such as
those listed in the Standard & Poor's
500SM Index, which ended the period
with a 7.20% return. Another index
of well-established stocks - the Dow
Jones Industrial Average - surged
higher during the NASDAQ's
plummet, but the brief rally wasn't
enough to significantly offset the
blue-chip benchmark's poor returns
earlier in the period, as the Dow
eked out a 0.78% gain. Interest in
stocks of smaller companies followed
a similar pattern to the NASDAQ, as
the Russell 2000(registered trademark) Index - a barometer of small-cap stocks - returned a robust 18.72%, but also experienced monthly declines of more than 6% in both March and April.

(photograph of Tim Krochuk)

An interview with Tim Krochuk, Portfolio Manager of Fidelity
TechnoQuant Growth Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. For the six months that ended April 30, 2000, the fund returned 19.36%, while the Standard & Poor's 500 Index returned 7.20%. The capital appreciation funds average tracked by Lipper Inc. returned 23.66% for the same time period. For the year that ended April 30, 2000, the fund returned 27.62%, while the S&P 500 and the Lipper peer group returned 10.13% and 33.58%, respectively.

Q. WHY DID THE FUND OUTPERFORM THE S&P 500 YET TRAIL ITS PEER GROUP DURING THE SIX-MONTH PERIOD?

A. The fund outperformed the S&P 500 primarily because of the portfolio's higher concentration in sectors with strong market momentum, such as technology and Internet services. On the other hand, the fund lagged its peer group because a relatively smaller proportion of the portfolio's assets were invested in the same technology and Internet sectors. Although my quantitative models suggested a portfolio that was more concentrated than the broad market, they also suggested a more diversified portfolio than the peer group, in which many funds maintained or increased their investments in technology/Internet and communication stocks - the only two sectors that experienced overall positive returns during the period.

Q. WHAT FACTORS DID YOUR QUANTITATIVE MODELS INCORPORATE DURING THE
PERIOD?

A. Narrow market breadth remained a critical factor. For example, between October 1998 - when the NASDAQ index emerged from its last price correction - and December 1999, only 65 of the index's 4,770 stocks contributed to its gain of 241%. Of that return, fully half of it came from just five stocks. In response to weak market leadership, I relaxed some of my models' constraints to emphasize those technical factors that had demonstrated a good success rate in the current environment. These included tests of market momentum, money flows, size and industry sector. Concentrating my models' criteria set served to reduce the risk of being underweighted in sectors and stocks experiencing positive market action, including large technology and Internet stocks. At the same time, my models suggested retaining a core holding of defensive stocks, such as food and consumer product companies that could stabilize returns during weak market periods.

Q. WHICH HOLDINGS BENEFITED THE FUND'S PERFORMANCE?

A. The portfolio's top performers reflected my models' emphasis on market leadership qualities. For example, Cisco, Intel, Oracle and Texas Instruments - all well-established, large-cap technology stocks
- had attractive technical, as well as fundamental, characteristics. Large money inflows, strong price and trading volume relationships and positive market momentum all contributed to substantial returns for these stocks. The fund's total return also benefited from more limited investments in several small-cap technology stocks, such as Rambus and Inktomi. Rambus develops high-speed interface technology, and Inktomi generates software applications linked to network performance and intelligence.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. The biggest disappointment was Microsoft. Although the fund was only market-weighted in the stock, the company's sheer size in the S&P 500 index translated into a relatively large position in the portfolio. Despite generally positive technical factors, the stock took an exceptionally heavy hit in response to antitrust concerns and a late-spring sell-off of new economy stocks. The portfolio's core holdings of defensive stocks, such as Philip Morris, Bristol-Myers Squibb and Wal-Mart, underperformed for much of the period as technology stocks held reign. However, they did live up to their defensive billing as they helped cushion the portfolio's performance during the tech sector sell-off in April.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I expect market volatility to continue, which could benefit active portfolio managers. Recent market activity, particularly in the technology sector, is teaching investors to realize that they need to pick the right stock - not just any stock - in an industry. The market's focus on the Federal Reserve Board's actions lends additional uncertainty to the environment. Five interest-rate hikes since June 1999, combined with the potential for additional increases, could create an unfavorable climate for the large, high price-to-earnings stocks that have been leading the market. Given these circumstances, I expect that actively managed, well-diversified portfolios have the potential to outperform more highly concentrated or indexed portfolios.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: long-term capital
appreciation by investing
primarily in common stocks,
using a quantitative approach
that emphasizes technical
factors

FUND NUMBER: 333

TRADING SYMBOL: FTQGX

START DATE: November 12,
1996

SIZE: as of April 30,2000,
more than $68 million

MANAGER: Tim Krochuk, since
inception; manager, Fidelity
Small Cap Selector, since
April 2000; Fidelity Advisor
TechnoQuant Growth Fund,
since 1996; quantitative
analyst, 1994-1996; equity
research associate,
1992-1994; joined Fidelity in
1992

TIM KROCHUK ON USING
TECHNICAL DATA TO ANALYZE
INVESTORS' DECISIONS:

"Investors face many choices in
the stock market, just as consumers
face many choices in the
supermarket. Both investors and
shoppers make purchase decisions
based on preferences for quality and
cost. The reasons underlying these
choices may be unknown, but we do
know the ultimate purchase price
and volume. Collecting such data
from the stock market is called
technical analysis, and every trade
leaves behind a trail of data. In
aggregate, this data provides a
mathematical way of analyzing the
market's `mind.' Technical data also
is very useful because - unlike
fundamental data - it is available
daily.

"Over the past year, technical
analysis was very successful. I
believe investors may be relying
more heavily on technical data to
support shorter investment
holding periods. Last year, on
average, the largest NASDAQ
stocks were held for less than 30
days and Internet stocks were
held for only 15 days. The
infrequency of new fundamental
information, such as earnings,
suggests that investors placed
greater emphasis on technical
indicators, such as price and
volume. As technical analysis
becomes more widespread, it
should achieve greater
prominence as a tool for
shorter-term investment
decisions."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF APRIL
30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

General Electric Co.            4.2                      4.3

Intel Corp.                     2.9                      1.8

Cisco Systems, Inc.             2.9                      2.0

Microsoft Corp.                 2.8                      4.2

Exxon Mobil Corp.               2.3                      0.0

Citigroup, Inc.                 2.3                      1.9

Wal-Mart Stores, Inc.           1.9                      2.8

Oracle Corp.                    1.7                      0.0

Nortel Networks Corp.           1.7                      0.0

JDS Uniphase Corp.              1.6                      0.0

                                24.3                     17.0

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Technology                      34.2                     29.4

Energy                          9.4                      9.7

Health                          8.4                      6.7

Finance                         7.1                      7.0

Industrial Machinery &          6.4                      7.2
Equipment



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000 *                                        AS OF OCTOBER 31, 1999 **

Stocks                          94.5%                         Stocks                                95.7%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 5.5%                         Net Other Assets                       4.3%

* FOREIGN INVESTMENTS            5.3%                         ** FOREIGN INVESTMENTS                 2.8%

Row: 1, Col: 1, Value: 94.5                                   Row: 1, Col: 1, Value: 95.7
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.5                                    Row: 1, Col: 8, Value: 4.3







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 94.5%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.8%

Advanced Aerodynamics &           68,500                   $ 295,406
Structures, Inc. Class A (a)

Boeing Co.                        5,300                     210,344

Honeywell International, Inc.     6,200                     347,200

Lockheed Martin Corp.             14,500                    360,688

                                                            1,213,638

BASIC INDUSTRIES - 4.2%

CHEMICALS & PLASTICS - 1.4%

Dow Chemical Co.                  4,600                     519,800

E.I. du Pont de Nemours and       5,100                     241,931
Co.

Praxair, Inc.                     4,800                     213,300

                                                            975,031

METALS & MINING - 1.0%

Alcoa, Inc.                       6,000                     389,250

Century Aluminum Co.              19,500                    273,000

                                                            662,250

PAPER & FOREST PRODUCTS - 1.8%

Boise Cascade Corp.               6,800                     221,425

Georgia-Pacific Corp.             4,800                     176,400

International Paper Co.           2,900                     106,575

Kimberly-Clark Corp.              7,100                     412,244

Willamette Industries, Inc.       7,700                     294,044

                                                            1,210,688

TOTAL BASIC INDUSTRIES                                      2,847,969

DURABLES - 1.0%

AUTOS, TIRES, & ACCESSORIES -
0.8%

AutoZone, Inc. (a)                6,800                     155,975

General Motors Corp.              4,100                     383,863

                                                            539,838

CONSUMER DURABLES - 0.2%

Minnesota Mining &                2,000                     173,000
Manufacturing Co.

TOTAL DURABLES                                              712,838

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

ENERGY - 9.4%

ENERGY SERVICES - 2.1%

Baker Hughes, Inc.                6,600                    $ 209,963

ENSCO International, Inc.         10,800                    358,425

Halliburton Co.                   5,700                     251,869

Schlumberger Ltd.                 3,900                     298,594

Tidewater, Inc.                   8,500                     252,875

Transocean Sedco Forex, Inc.      755                       35,485

                                                            1,407,211

OIL & GAS - 7.3%

Amerada Hess Corp.                8,000                     509,000

Apache Corp.                      11,000                    532,813

Burlington Resources, Inc.        4,300                     169,044

Chevron Corp.                     4,100                     349,013

EOG Resources, Inc.               4,300                     106,963

Exxon Mobil Corp.                 20,300                    1,577,056

Kerr-McGee Corp.                  4,000                     207,000

Texaco, Inc.                      4,100                     202,950

The Coastal Corp.                 5,200                     260,975

Tosco Corp.                       12,100                    387,956

Union Pacific Resources           26,700                    512,306
Group, Inc.

USX - Marathon Group              7,400                     172,513

                                                            4,987,589

TOTAL ENERGY                                                6,394,800

FINANCE - 7.1%

BANKS - 3.3%

Bank of America Corp.             12,500                    612,500

Chase Manhattan Corp.             4,600                     331,488

First Union Corp.                 5,500                     175,313

Firstar Corp.                     14,800                    368,150

J.P. Morgan & Co., Inc.           1,000                     128,375

Northern Trust Corp.              4,500                     288,563

SunTrust Banks, Inc.              3,100                     157,325

Wells Fargo & Co.                 4,500                     184,781

                                                            2,246,495

CREDIT & OTHER FINANCE - 3.0%

American Express Co.              2,200                     330,138

Citigroup, Inc.                   26,500                    1,575,094

MBNA Corp.                        4,600                     122,188

                                                            2,027,420

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - 0.8%

Legg Mason, Inc.                  3,200                    $ 121,000

Morgan Stanley Dean Witter &      6,000                     460,500
Co.

                                                            581,500

TOTAL FINANCE                                               4,855,415

HEALTH - 8.4%

DRUGS & PHARMACEUTICALS - 5.4%

Advanced Magnetics, Inc. (a)      21,100                    141,106

Allergan, Inc.                    4,400                     259,050

Alpharma, Inc. Class A            7,400                     285,825

Amgen, Inc. (a)                   9,800                     548,800

Antigenics, Inc.                  2,700                     44,550

Bristol-Myers Squibb Co.          10,800                    566,325

Incyte Pharmaceuticals, Inc.      1,400                     107,800
(a)

IVAX Corp. (a)                    13,950                    381,881

Jones Pharma, Inc.                5,100                     146,944

Millennium Pharmaceuticals,       2,100                     166,688
Inc. (a)

QIAGEN NV (a)                     1,100                     159,638

Regeneron Pharmaceuticals,        6,400                     182,800
Inc. (a)

Vertex Pharmaceuticals, Inc.      3,400                     177,650
(a)

Warner-Lambert Co.                4,500                     512,156

                                                            3,681,213

MEDICAL EQUIPMENT & SUPPLIES
- 2.7%

Biomet, Inc.                      7,200                     256,950

Johnson & Johnson                 10,300                    849,750

Medtronic, Inc.                   9,800                     508,988

Resmed, Inc. (a)                  6,600                     224,400

                                                            1,840,088

MEDICAL FACILITIES MANAGEMENT
- 0.3%

Columbia/HCA Healthcare Corp.     8,400                     238,875

TOTAL HEALTH                                                5,760,176

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.4%

ELECTRICAL EQUIPMENT - 5.7%

Excel Technology, Inc. (a)        3,800                     119,225

General Electric Co.              18,500                    2,909,109

Powerwave Technologies, Inc.      900                       187,256
(a)

Scientific-Atlanta, Inc.          5,400                     351,338

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

ELECTRICAL EQUIPMENT -
CONTINUED

SonicWALL, Inc.                   3,100                    $ 187,550

Suess MicroTec AG (a)             4,300                     170,095

                                                            3,924,573

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.7%

Ingersoll-Rand Co.                3,800                     178,363

Metron Technology NV              100                       2,088

Robotic Vision Systems, Inc.      19,200                    286,800
(a)

                                                            467,251

TOTAL INDUSTRIAL MACHINERY &                                4,391,824
EQUIPMENT

MEDIA & LEISURE - 5.4%

BROADCASTING - 2.0%

AMFM, Inc. (a)                    1,700                     112,838

CBS Corp. (a)                     5,427                     318,836

Time Warner, Inc.                 8,000                     719,500

Univision Communications,         1,900                     207,575
Inc. Class A (a)

                                                            1,358,749

ENTERTAINMENT - 1.1%

Walt Disney Co.                   16,800                    727,650

LEISURE DURABLES & TOYS - 0.3%

Callaway Golf Co.                 13,400                    222,775

LODGING & GAMING - 0.3%

Starwood Hotels & Resorts         6,100                     173,469
Worldwide, Inc. unit

PUBLISHING - 0.3%

Gannett Co., Inc.                 3,600                     229,950

RESTAURANTS - 1.4%

McDonald's Corp.                  8,200                     312,625

Outback Steakhouse, Inc. (a)      11,100                    363,525

Starbucks Corp. (a)               9,000                     272,109

                                                            948,259

TOTAL MEDIA & LEISURE                                       3,660,852

NONDURABLES - 3.2%

BEVERAGES - 0.6%

Anheuser-Busch Companies,         5,600                     395,150
Inc.

FOODS - 1.0%

ConAgra, Inc.                     5,400                     101,925

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - CONTINUED

Sara Lee Corp.                    19,900                   $ 298,500

Sysco Corp.                       7,600                     285,950

                                                            686,375

HOUSEHOLD PRODUCTS - 1.0%

Colgate-Palmolive Co.             3,400                     194,225

Procter & Gamble Co.              8,000                     477,000

                                                            671,225

TOBACCO - 0.6%

Philip Morris Companies, Inc.     18,900                    413,438

TOTAL NONDURABLES                                           2,166,188

PRECIOUS METALS - 0.2%

Newmont Mining Corp.              6,000                     140,625

RETAIL & WHOLESALE - 5.8%

APPAREL STORES - 0.5%

Gap, Inc.                         5,400                     198,450

The Limited, Inc.                 3,500                     158,156

                                                            356,606

DRUG STORES - 0.5%

CVS Corp.                         7,700                     334,950

GENERAL MERCHANDISE STORES -
1.9%

Wal-Mart Stores, Inc.             23,600                    1,306,850

GROCERY STORES - 1.0%

Kroger Co. (a)                    8,400                     155,925

Safeway, Inc. (a)                 11,300                    498,613

                                                            654,538

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.9%

Best Buy Co., Inc. (a)            4,200                     339,150

Home Depot, Inc.                  14,600                    818,513

Staples, Inc. (a)                 6,300                     120,094

                                                            1,277,757

TOTAL RETAIL & WHOLESALE                                    3,930,701

SERVICES - 1.3%

ADVERTISING - 1.1%

Omnicom Group, Inc.               3,100                     282,294

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SERVICES - CONTINUED

ADVERTISING - CONTINUED

TMP Worldwide, Inc. (a)           5,000                    $ 326,875

United Internet AG (a)            600                       154,764

                                                            763,933

LEASING & RENTAL - 0.2%

Ryder System, Inc.                6,300                     139,781

TOTAL SERVICES                                              903,714

TECHNOLOGY - 34.2%

COMMUNICATIONS EQUIPMENT - 7.1%

Cabletron Systems, Inc. (a)       7,200                     164,700

Cisco Systems, Inc. (a)           28,204                    1,955,330

Corning, Inc.                     3,700                     730,750

Lucent Technologies, Inc.         5,300                     329,594

Nokia AB sponsored ADR            8,600                     489,125

Nortel Networks Corp.             10,000                    1,130,470

                                                            4,799,969

COMPUTER SERVICES & SOFTWARE
- 8.0%

Affymetrix, Inc. (a)              1,100                     148,569

America Online, Inc. (a)          2,900                     173,456

Breezecom Ltd.                    100                       2,750

CMGI, Inc. (a)                    3,500                     249,375

CyberOptics Corp. (a)             4,400                     168,300

Healtheon/Web Maryland Corp.      7,000                     147,438
(a)

Inktomi Corp. (a)                 1,400                     215,513

Internet Pictures Corp.           7,940                     125,055

Microsoft Corp. (a)               27,100                    1,890,225

Oracle Corp. (a)                  14,600                    1,167,088

Rational Software Corp. (a)       3,700                     314,963

TIBCO Software, Inc.              5,700                     507,656

VERITAS Software Corp. (a)        2,100                     225,258

Vignette Corp. (a)                2,300                     110,831

                                                            5,446,477

COMPUTERS & OFFICE EQUIPMENT
- 3.9%

Apple Computer, Inc. (a)          1,300                     161,281

Brocade Communications            2,000                     248,000
Systems, Inc.

EMC Corp. (a)                     4,300                     597,431

Juniper Networks, Inc.            1,200                     255,225

Lexmark International Group,      2,300                     271,400
Inc. Class A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

SanDisk Corp. (a)                 4,900                    $ 448,963

Sun Microsystems, Inc. (a)        7,200                     661,950

                                                            2,644,250

ELECTRONIC INSTRUMENTS - 1.7%

KLA-Tencor Corp. (a)              3,200                     239,600

Kulicke & Soffa Industries,       4,200                     328,913
Inc. (a)

LTX Corp. (a)                     3,100                     141,825

Teradyne, Inc. (a)                4,500                     495,000

                                                            1,205,338

ELECTRONICS - 13.5%

Altera Corp. (a)                  1,600                     163,600

Analog Devices, Inc. (a)          3,300                     253,481

Applied Micro Circuits Corp.      2,900                     373,738
(a)

AVX Corp.                         4,000                     389,750

Broadcom Corp. Class A (a)        1,500                     258,563

Celestica, Inc. (sub. vtg.)       7,900                     426,263
(a)

Cree Research, Inc. (a)           1,700                     247,350

Flextronics International         11,200                    786,800
Ltd. (a)

Intel Corp.                       15,700                    1,990,956

JDS Uniphase Corp. (a)            10,820                    1,121,899

Linear Technology Corp.           2,200                     125,675

Micron Technology, Inc. (a)       1,700                     236,725

Motorola, Inc.                    4,240                     504,825

Rambus, Inc. (a)                  1,000                     230,000

Sanmina Corp. (a)                 3,600                     216,225

Texas Instruments, Inc.           4,300                     700,363

Tyco International Ltd.           12,900                    592,594

Viasystems Group, Inc.            10,800                    172,125

Vishay Intertechnology, Inc.      5,150                     431,956
(a)

                                                            9,222,888

TOTAL TECHNOLOGY                                            23,318,922

TRANSPORTATION - 0.6%

AIR TRANSPORTATION - 0.4%

SkyWest, Inc.                     5,700                     240,113

TRUCKING & FREIGHT - 0.2%

USFreightways Corp.               2,900                     135,213

TOTAL TRANSPORTATION                                        375,326

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UTILITIES - 5.5%

CELLULAR - 0.6%

QUALCOMM, Inc. (a)                3,800                    $ 412,063

ELECTRIC UTILITY - 1.8%

AES Corp. (a)                     1,900                     170,881

American Electric Power Co.,      5,800                     212,425
Inc.

Consolidated Edison, Inc.         4,100                     144,269

Duke Energy Corp.                 6,700                     385,250

Entergy Corp.                     5,700                     144,994

Southern Co.                      7,900                     197,006

                                                            1,254,825

GAS - 0.4%

Questar Corp.                     5,400                     101,588

Williams Companies, Inc.          3,800                     141,788

                                                            243,376

TELEPHONE SERVICES - 2.7%

AT&T Corp.                        17,700                    826,369

Bell Atlantic Corp.               4,900                     290,325

SBC Communications, Inc.          17,200                    753,575

                                                            1,870,269

TOTAL UTILITIES                                             3,780,533

TOTAL COMMON STOCKS                                         64,453,521
(Cost $52,271,795)

CASH EQUIVALENTS - 6.4%



Central Cash Collateral Fund,     461,500                   461,500
5.94% (b)

Taxable Central Cash Fund,        3,870,511                 3,870,511
5.77% (b)

TOTAL CASH EQUIVALENTS                                      4,332,011
(Cost $4,332,011)

TOTAL INVESTMENT PORTFOLIO -                                68,785,532
100.9%
(Cost $56,603,806)

NET OTHER ASSETS - (0.9)%                                   (604,201)

NET ASSETS - 100%                                          $ 68,181,331

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $56,726,696. Net unrealized appreciation aggregated $12,058,836, of which $14,835,499 related to appreciated investment securities and $2,776,663 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at               $ 68,785,532
value (cost $56,603,806) -
See accompanying schedule

Receivable for investments                  139,930
sold

Receivable for fund shares                  85,189
sold

Dividends receivable                        26,317

Interest receivable                         13,909

Other receivables                           13,730

 TOTAL ASSETS                               69,064,607

LIABILITIES

Payable for investments         $ 302,652
purchased

Payable for fund shares          41,947
redeemed

Accrued management fee           41,451

Other payables and accrued       35,726
expenses

Collateral on securities         461,500
loaned, at value

 TOTAL LIABILITIES                          883,276

NET ASSETS                                 $ 68,181,331

Net Assets consist of:

Paid in capital                            $ 48,832,373

Distributions in excess of                  (32,493)
net investment income

Accumulated undistributed net               7,199,725
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 12,181,726
(depreciation) on investments

NET ASSETS, for 4,253,241                  $ 68,181,331
shares outstanding

NET ASSET VALUE, offering                   $16.03
price and redemption price
per share ($68,181,331
(divided by) 4,253,241
shares)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED APRIL 30,
                                      2000 (UNAUDITED)

INVESTMENT INCOME                            $ 251,805
Dividends

Interest                                      77,522

Security lending                              3,457

 TOTAL INCOME                                 332,784

EXPENSES

Management fee Basic fee         $ 176,723

 Performance adjustment           (5,058)

Transfer agent fees               85,452

Accounting and security           30,087
lending fees

Non-interested trustees'          86
compensation

Custodian fees and expenses       8,146

Registration fees                 11,040

Audit                             14,062

Legal                             559

Reports to shareholders           5,648

Miscellaneous                     83

 Total expenses before            326,828
reductions

 Expense reductions               (3,662)     323,166

NET INVESTMENT INCOME                         9,618

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            7,324,605

 Foreign currency transactions    598         7,325,203

Change in net unrealized                      2,548,149
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               9,873,352

NET INCREASE (DECREASE) IN                   $ 9,882,970
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 9,618                     $ 110,205
income

 Net realized gain (loss)         7,325,203                   7,901,300

 Change in net unrealized         2,548,149                   5,053,117
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       9,882,970                   13,064,622
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (102,933)                   (76,650)
From net investment income

 In excess of net investment      (32,493)                    -
income

 From net realized gain           (6,734,005)                 (919,712)

 TOTAL DISTRIBUTIONS              (6,869,431)                 (996,362)

Share transactions Net            20,086,617                  9,062,326
proceeds from sales of shares

 Reinvestment of distributions    6,673,904                   966,965

 Cost of shares redeemed          (11,881,204)                (19,839,456)

 NET INCREASE (DECREASE) IN       14,879,317                  (9,810,165)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   15,742                      12,082

  TOTAL INCREASE (DECREASE)       17,908,598                  2,270,177
IN NET ASSETS

NET ASSETS

 Beginning of period              50,272,733                  48,002,556

 End of period (including        $ 68,181,331                $ 50,272,733
under (over) distribution
of net investment income of
$(32,493) and  $110,107,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,264,876                   635,560

 Issued in reinvestment of        457,742                     76,682
distributions

 Redeemed                         (754,358)                   (1,416,006)

 Net increase (decrease)          968,260                     (703,764)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.30                          $ 12.03                  $ 12.62   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    .00                              .03                      .04       (.04)

Net realized and unrealized       2.76                             3.50                     (.03)     2.64
gain (loss)

Total from investment             2.76                             3.53                     .01       2.60
operations

Less Distributions

 From net investment income       (.03)                            (.02)                    -         -

 In excess of net investment      (.01)                            -                        -         -
income

From net realized gain            (1.99)                           (.24)                    (.61)     -

Total distributions               (2.03)                           (.26)                    (.61)     -

Redemption fees added to paid     .00                              .00                      .01       .02
in capital

Net asset value, end of period   $ 16.03                          $ 15.30                  $ 12.03   $ 12.62

TOTAL RETURN B, C                 19.36%                           29.80%                   .45%      26.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 68,181                         $ 50,273                 $ 48,003  $ 92,733
(000 omitted)

Ratio of expenses to average      1.08% A                          .89%                     .91%      1.24% A
net assets

Ratio of expenses to average      1.07% A, F                       .86% F                   .88% F    1.24% A
net assets after expense
reductions

Ratio of net investment           .03% A                           .22%                     .35%      (.35)% A
income (loss) to  average
net assets

Portfolio turnover rate           143% A                           128%                     334%      296% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 12, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity TechnoQuant Growth Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. Redemptions on or prior to January 31, 2000 of shares held less than 90 days were subject to a short-term trading fee equal to.75% of the proceeds of the redeemed shares.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $47,313,575 and $40,862,602, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .57% of average net assets after the performance adjustment.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $18,054 on sales of shares of the fund all of which was retained. Effective January 31, 2000, the fund's 3% sales charge was eliminated.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .28% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,298 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $450,762. The fund received cash collateral of $461,500 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,560 under this arrangement.

In addition, through an arrangement with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $1,102 under this arrangement.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on March 15, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF               % OF
               SHARES VOTED       SHARES VOTED
PHYLLIS BURKE DAVIS
Affirmative    6,452,207,010.46   93.387

Withheld      456,902,730.76      6.613

TOTAL          6,909,109,741.22   100.000

RALPH F. COX
Affirmative    6,454,635,392.01   93.422

Withheld       454,474,349.21     6.578

TOTAL          6,909,109,741.22   100.000

ROBERT M. GATES
Affirmative    6,452,253,108.65   93.388

Withheld       456,856,632.57     6.612

TOTAL          6,909,109,741.22   100.000

EDWARD C. JOHNSON 3D
Affirmative    6,456,108,647.32   93.443

Withheld       453,001,093.90     6.557

TOTAL          6,909,109,741.22   100.000

DONALD J. KIRK
Affirmative    6,456,684,925.93   93.452

Withheld       452,424,815.29     6.548

TOTAL          6,909,109,741.22   100.000

NED C. LAUTENBACH
Affirmative    6,460,676,247.62   93.510

Withheld       448,433,493.60     6.490

TOTAL          6,909,109,741.22   100.000

               # OF               % OF
               SHARES VOTED       SHARES VOTED
PETER S. LYNCH
Affirmative    6,459,937,469.58   93.499

Withheld       449,172,271.64     6.501

TOTAL          6,909,109,741.22   100.000

WILLIAM O. MCCOY
Affirmative    6,457,044,561.35   93.457

Withheld       452,065,179.87     6.543

TOTAL          6,909,109,741.22   100.000

GERALD C. MCDONOUGH
Affirmative    6,447,556,799.89   93.320

Withheld       461,552,941.33     6.680

TOTAL          6,909,109,741.22   100.000

MARVIN L. MANN
Affirmative    6,458,028,797.63   93.471

Withheld       451,080,943.59     6.529

TOTAL          6,909,109,741.22   100.000

ROBERT C. POZEN
Affirmative    6,436,313,895.12   93.157

Withheld       472,795,846.10     6.843

TOTAL          6,909,109,741.22   100.000

THOMAS R. WILLIAMS
Affirmative    6,447,589,960.53   93.320

Withheld       461,519,780.69     6.680

TOTAL          6,909,109,741.22   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

               # OF            % OF
               SHARES VOTED    SHARES VOTED
Affirmative    30,184,077.06   95.906

Against        541,347.18      1.720

Abstain        747,000.48      2.374

TOTAL          31,472,424.72   100.000

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF               % OF
                    SHARES VOTED       SHARES VOTED
Affirmative         5,992,780,995.57   86.740

Against             218,788,797.26     3.167

Abstain             697,326,989.54     10.093

TOTAL               6,908,896,782.37   100.000

Broker Non-Votes    212,958.85

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

                    # OF            % OF
                    SHARES VOTED    SHARES VOTED
Affirmative         29,179,517.10   93.346

Against             685,507.55      2.193

Abstain             1,394,441.22    4.461

TOTAL               31,259,465.87   100.000

Broker Non-Votes    212,958.85

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the 1940 Act.

                    # OF            % OF
                    SHARES VOTED    SHARES VOTED
Affirmative         29,061,023.60   92.967

Against             798,230.41      2.554

Abstain             1,400,211.86    4.479

TOTAL               31,259,465.87   100.000

Broker Non-Votes    212,958.85

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the 1940 Act.

                    # OF            % OF
                    SHARES VOTED    SHARES VOTED
Affirmative         29,139,416.42   93.218

Against             832,969.74      2.665

Abstain             1,287,079.71    4.117

TOTAL               31,259,465.87   100.000

Broker Non-Votes    212,958.85

PROPOSAL 7

To approve a Distribution and Service Plan for the fund which describes all material aspects of the proposed financing for the distribution of fund shares.

                    # OF            % OF
                    SHARES VOTED    SHARES VOTED
Affirmative         28,321,611.33   90.602

Against             1,577,316.99    5.046

Abstain             1,360,537.55    4.352

TOTAL               31,259,465.87   100.000

Broker Non-Votes    212,958.85

* DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Tim Krochuk, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

*  INDEPENDENT TRUSTEES

TQG-SANN-0600  103973
1.703563.102

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund (registered trademark)
Contrafund (registered trademark) II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark)  Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY(REGISTERED TRADEMARK)
VALUE
FUND

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  19  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 23  Notes to the financial
                          statements.

PROXY VOTING RESULTS  28

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY VALUE                  1.01%          -8.94%       77.88%        262.54%

S&P 500 (registered trademark)  7.20%          10.13%       208.38%       459.05%

Russell Midcap Value            2.22%          -4.49%       106.55%       308.16%

Capital Appreciation Funds      23.66%         33.58%       194.74%       377.57%
Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. You can also compare the fund's return to the performance of the Russell Midcap Value Index
- a market capitalization-weighted index of value-oriented stocks of U.S. corporations. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 303 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY VALUE                  -8.94%       12.21%        13.75%

S&P 500                         10.13%       25.26%        18.78%

Russell Midcap Value            -4.49%       15.61%        15.10%

Capital Appreciation Funds      33.58%       21.76%        15.06%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Value                       S&P 500
             00039                       SP001
  1990/04/30      10000.00                    10000.00
  1990/05/31      10647.32                    10975.00
  1990/06/30      10323.66                    10900.37
  1990/07/31      10226.93                    10865.49
  1990/08/31       9330.36                     9883.25
  1990/09/30       8984.38                     9401.93
  1990/10/31       8783.48                     9361.51
  1990/11/30       9181.55                     9966.26
  1990/12/31       9402.13                    10244.32
  1991/01/31       9901.49                    10690.97
  1991/02/28      10498.39                    11455.37
  1991/03/31      10705.16                    11732.59
  1991/04/30      10845.61                    11760.75
  1991/05/31      11450.31                    12268.82
  1991/06/30      10919.73                    11706.91
  1991/07/31      11454.21                    12252.45
  1991/08/31      11731.20                    12542.83
  1991/09/30      11641.47                    12333.37
  1991/10/31      11778.02                    12498.63
  1991/11/30      11107.00                    11994.94
  1991/12/31      11865.07                    13367.16
  1992/01/31      12355.77                    13118.53
  1992/02/29      12838.41                    13289.07
  1992/03/31      12729.82                    13029.93
  1992/04/30      13087.78                    13413.01
  1992/05/31      13220.51                    13478.74
  1992/06/30      13047.56                    13277.90
  1992/07/31      13461.83                    13820.97
  1992/08/31      13148.11                    13537.64
  1992/09/30      13381.39                    13697.38
  1992/10/31      13437.70                    13745.33
  1992/11/30      14028.94                    14214.04
  1992/12/31      14374.58                    14388.87
  1993/01/31      14769.02                    14509.74
  1993/02/28      14846.28                    14707.07
  1993/03/31      15574.16                    15017.39
  1993/04/30      15659.55                    14653.97
  1993/05/31      15984.86                    15046.70
  1993/06/30      15984.86                    15090.33
  1993/07/31      16326.44                    15029.97
  1993/08/31      16895.73                    15599.61
  1993/09/30      16887.59                    15479.49
  1993/10/31      17395.89                    15799.92
  1993/11/30      17042.12                    15649.82
  1993/12/31      17671.70                    15839.18
  1994/01/31      18589.76                    16377.71
  1994/02/28      18422.84                    15933.88
  1994/03/31      17698.05                    15239.16
  1994/04/30      18106.57                    15434.22
  1994/05/31      18370.13                    15687.34
  1994/06/30      18352.56                    15303.00
  1994/07/31      18923.61                    15804.94
  1994/08/31      19595.69                    16452.94
  1994/09/30      19310.16                    16049.84
  1994/10/31      19639.61                    16410.97
  1994/11/30      18756.69                    15813.28
  1994/12/31      19019.82                    16047.79
  1995/01/31      18800.77                    16463.91
  1995/02/28      19364.70                    17105.51
  1995/03/31      19928.63                    17610.29
  1995/04/30      20380.71                    18128.91
  1995/05/31      20832.79                    18853.53
  1995/06/30      21075.14                    19291.49
  1995/07/31      21909.38                    19931.20
  1995/08/31      22156.39                    19981.23
  1995/09/30      22897.42                    20824.44
  1995/10/31      22426.70                    20750.09
  1995/11/30      23424.07                    21661.02
  1995/12/31      24180.26                    22078.21
  1996/01/31      24832.99                    22829.75
  1996/02/29      24915.80                    23041.39
  1996/03/31      25539.30                    23263.28
  1996/04/30      26211.52                    23606.18
  1996/05/31      26567.11                    24214.98
  1996/06/30      26338.17                    24307.24
  1996/07/31      24998.61                    23233.34
  1996/08/31      25914.38                    23723.34
  1996/09/30      26576.85                    25058.49
  1996/10/31      26786.31                    25749.60
  1996/11/30      28301.23                    27696.01
  1996/12/31      28254.98                    27147.35
  1997/01/31      28863.50                    28843.52
  1997/02/28      29159.53                    29069.65
  1997/03/31      28836.09                    27875.18
  1997/04/30      29049.89                    29539.33
  1997/05/31      31363.36                    31337.68
  1997/06/30      32777.75                    32741.61
  1997/07/31      34943.20                    35346.86
  1997/08/31      34208.59                    33366.73
  1997/09/30      35699.74                    35194.23
  1997/10/31      33298.56                    34018.74
  1997/11/30      33841.29                    35593.47
  1997/12/31      34210.48                    36204.61
  1998/01/31      34159.84                    36605.03
  1998/02/28      36793.36                    39244.98
  1998/03/31      38154.44                    41254.72
  1998/04/30      38730.52                    41669.74
  1998/05/31      37812.59                    40953.44
  1998/06/30      37363.12                    42616.97
  1998/07/31      35242.37                    42163.10
  1998/08/31      29468.88                    36067.16
  1998/09/30      29867.70                    38377.62
  1998/10/31      32855.74                    41499.25
  1998/11/30      33881.29                    44014.52
  1998/12/31      34273.20                    46550.64
  1999/01/31      33881.29                    48497.39
  1999/02/28      33141.85                    46990.09
  1999/03/31      33481.99                    48870.16
  1999/04/30      39811.63                    50762.90
  1999/05/31      40181.35                    49564.39
  1999/06/30      42052.14                    52315.21
  1999/07/31      40262.69                    50681.93
  1999/08/31      38687.67                    50431.06
  1999/09/30      37349.28                    49048.74
  1999/10/31      35892.58                    52152.55
  1999/11/30      35899.97                    53212.81
  1999/12/31      37204.65                    56347.04
  2000/01/31      34020.05                    53516.17
  2000/02/29      31616.74                    52503.11
  2000/03/31      34954.20                    57639.49
  2000/04/28      36253.52                    55905.11
IMATRL PRASUN   SHR__CHT 20000430 20000518 115112 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Value Fund on April 30, 1990. As the chart shows, by April 30, 2000, the value of the investment would have grown to $36,254 - a 262.54% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $55,905 - a 459.05% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MID-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MID-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF APRIL 30, 2000, THE SIX MONTH, ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE TOTAL RETURNS FOR THE MID-CAP VALUE FUNDS AVERAGE WERE, 13.46%, 11.01%, 103.71%, AND 267.66%, RESPECTIVELY; AND THE ONE YEAR, FIVE YEAR AND 10 YEAR AVERAGE ANNUAL TOTAL RETURNS WERE 11.01%, 14.73% AND 13.19%, RESPECTIVELY. THE SIX MONTH, ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE TOTAL RETURNS FOR THE MID-CAP SUPERGROUP AVERAGE WERE 28.73%, 41.81%, 168.31% AND 392.17%, RESPECTIVELY; AND THE ONE YEAR, FIVE YEAR AND 10 YEAR AVERAGE ANNUAL TOTAL RETURNS WERE 41.81%, 20.85% AND 16.42%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

A prolonged period of market
consistency that fostered seemingly
fixed expectations of rising
technology stocks reversed course
with a sudden change in investor
sentiment during the latter part of the
six-month period ended April 30,
2000. To wit: After rising to a high of
5048 on March 10, the tech-heavy
NASDAQ Composite Index - the
benchmark for new economy stocks
that outperformed most other
domestic equity indexes in 1999 -
experienced a pullback in April.
Shortly after experiencing a
10%-20% correction in March, the
NASDAQ sank a full 25% during a
single week in mid-April, dropping
the index to 3321 and hampering its
30.28% return for the period. At the
same time, investors retreated to the
safety of larger companies, such as
those listed in the Standard & Poor's
500SM Index, which ended the period
with a 7.20% return. Another index
of well-established stocks - the Dow
Jones Industrial Average - surged
higher during the NASDAQ's
plummet, but the brief rally wasn't
enough to significantly offset the
blue-chip benchmark's poor returns
earlier in the period, as the Dow
eked out a 0.78% gain. Interest in
stocks of smaller companies followed
a similar pattern to the NASDAQ, as
the Russell 2000(registered trademark) Index - a barometer of small-cap stocks - returned a robust 18.72%, but also experienced monthly declines of more than 6% in both March and April.

(photograph of Rich Fentin)

An interview with Rich Fentin, Portfolio Manager of Fidelity Value
Fund

Q. RICH, HOW DID THE FUND PERFORM DURING THE SIX MONTHS THAT ENDED
APRIL 30, 2000?

A. During the six-month period, the fund returned 1.01%, compared to 7.20% for the Standard & Poor's 500 Index, 2.22% for the Russell Midcap Value Index and 23.66% for the capital appreciation funds average tracked by Lipper Inc. For the 12 months that ended April 30, 2000, the fund returned -8.94%, while the S&P 500 returned 10.13%, the Russell Midcap Value Index fell 4.49%, and the Lipper capital appreciation funds average gained 33.58%.

Q. WHAT WERE THE MAIN FACTORS THAT DROVE THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. I pursue a value-oriented investment style, and the market environment for most of the past six months was not favorable for value funds. The S&P 500 and the Lipper group include both growth and value stocks, while the fund attempts to beat the S&P 500 by typically investing in value stocks. Generally, I buy the type of stocks found in the Russell Midcap Value Index. That being said, the six-month period could be divided into two parts. From the beginning of November until the middle of March, the market was led almost exclusively by high-growth technology stocks selling at extremely high valuations. During the last six weeks of the period, the market rotated significantly away from these investments and toward more old economy industrial names that had been neglected. While the fund experienced very strong performance in March and April - gaining about 14% for those two months - it was not enough to offset the effects of the run-up in technology stocks during the first four months of the period. The fund trailed the Lipper group, the S&P 500 and the Russell Midcap Value Index because it had very little invested in technology, where I did not find much, if any, value.

Q. WHERE DID YOU FIND INVESTMENT OPPORTUNITIES?

A. As investors herded into high-priced technology stocks, many good companies fell into the value universe. While stock market averages were on the rise, the number of stocks suffering share-price declines significantly outnumbered those enjoying share-price advances. As a result, there were a lot of buying opportunities for the fund. Over the first half of the six-month period, the fund had a significant weighting in commodity companies, including those involved with oil, steel, aluminum and chemicals. Midway through the period, I was attracted to manufacturing companies such as Ingersoll-Rand and Black & Decker. Overall, I found that I could invest in stocks selling at a price-to-earnings ratio of under 10, with solid business franchises, five to eight years of earnings growth, and solid prospects. Food and aerospace were two other areas that caught my eye.

Q. WHICH STOCKS HELPED PERFORMANCE?

A. Sometimes what you don't own is as important as what you do own. During the past six months, the fund benefited from maintaining a very small stake in the financial sector, which was hurt by rising interest rates. The fund's top-performing stock was Quest Diagnostics, a clinical laboratory company. Quest bought its top competitor and became the largest company in an improving industry. The fund's energy and energy service stocks also performed well, including Weatherford, Amerada Hess, Halliburton and Noble Drilling. Capacity utilization in the oil and gas markets has been historically high for a few years and investors became more convinced that OPEC would help keep oil prices at higher, sustainable levels.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. The fund's worst-performing group was the retailers, including Federated Department Stores and Consolidated Stores. This sector fell due to fears that Federal Reserve Board interest-rate hikes would slow consumer spending. Some stocks also fell due to concerns that new dot.com companies would eat into their companies' business.

Q. WHAT IS YOUR OUTLOOK?

A. While significant overvaluation remains in some pockets of the stock market, many sectors experienced a significant bear market. Therefore, there are many quality companies offering particular value. With the Fed maintaining an assertive stance toward raising rates, many stock prices reflect particularly bad news going forward; many have reached 20- to 30-year valuation lows and are priced as if a recession is expected. While there are a lot of opportunities for value-oriented investors, I don't anticipate a turnaround in many stock prices until or unless something happens to indicate that the Fed will stop raising rates or will start lowering them. But even if the U.S. economy does experience a significant slowdown, the backdrop remains positive, with low inflation, budget surpluses and a strong dollar.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks capital
appreciation by investing
primarily in common
stocks of both domestic and
foreign issuers; the fund also
invests in companies that
possess valuable fixed assets
or that are undervalued in
the marketplace

FUND NUMBER: 039

TRADING SYMBOL: FDVLX

START DATE: December 1,
1978

SIZE: as of April 30, 2000,
more than $3.7 billion

MANAGER: Rich Fentin, since
1996; manager, Fidelity
Puritan Fund, 1987-1996;
Fidelity Value Fund, April
1992-
December 1992; Fidelity
Growth Company Fund,
1983-
1987; joined Fidelity in
1980

RICH FENTIN
ON DIVERSIFICATION:

"After watching some technology
company stocks post astronomical
returns through the beginning of
March 2000, we saw many of them
begin to fall to earth. The
relatively strong performance of
value stocks from that point
through the end of April 2000
pointed out to investors why a value
fund could be an important
component of a diversified portfolio.
That's not to say that investors
should invest exclusively in a
mutual fund with a value-oriented
investment style, much the same as
how the past six weeks show the
dangers of investing exclusively in
speculative technology stocks.
Investors may want to hold a
significant stake in growth or
technology stocks for the long
term, but there are a lot of ways to
make money within a balanced
portfolio.

"A traditional investment
philosophy includes diversification.
Own speculative stocks, but
balance your investments. The
value approach offers a
historically proven successful way
to enjoy capital appreciation.
Diversify into international funds
or blue-chip stocks. All of these
investments belong in your
portfolio, because at any given
moment in a market cycle each will
work better than the others. If you
diversify your portfolio, you will be
able to take advantage of rallies in
the market wherever they arise."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF APRIL
30, 2000

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

Deluxe Corp.                      4.0                     3.2

Federated Department Stores,      3.3                     3.4
Inc.

R.R. Donnelley & Sons Co.         2.8                     2.5

American Standard Companies,      2.8                     3.0
Inc.

CNF Transportation, Inc.          2.4                     1.9

Consolidated Stores Corp.         2.4                     2.8

Harsco Corp.                      2.4                     1.7

Snap-On, Inc.                     2.3                     1.9

Republic Services, Inc. Class A   2.2                     1.2

Halliburton Co.                   2.1                     1.4

                                  26.7                    23.0

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

Basic Industries                  12.6                    19.6

Construction & Real Estate        11.9                    9.7

Services                          9.6                     8.2

Industrial Machinery &            8.8                     5.6
Equipment

Energy                            8.5                     12.1



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000 *                                        AS OF OCTOBER 31, 1999 **

Stocks                          92.0%                         Stocks                                89.6%

Convertible  Securities          1.3%                         Convertible Securities                 1.2%

Short-Term  Investments and                                   Short-Term Investments and
Net Other Assets                 6.7%                         Net Other Assets                       9.2%

* FOREIGN INVESTMENTS            2.1%                         ** FOREIGN INVESTMENTS                 1.5%

Row: 1, Col: 1, Value: 92.0                                   Row: 1, Col: 1, Value: 89.59999999999999
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.3                                    Row: 1, Col: 4, Value: 1.2
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.7                                    Row: 1, Col: 8, Value: 9.199999999999999







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets



COMMON STOCKS - 92.0%

                                 SHARES                     VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 3.3%

AEROSPACE & DEFENSE - 3.1%

Boeing Co.                        20,000                    $ 794

GenCorp, Inc. (d)                 2,684,600                  27,014

Harsco Corp. (d)                  2,930,000                  86,984

                                                             114,792

SHIP BUILDING & REPAIR - 0.2%

General Dynamics Corp.            150,000                    8,775

TOTAL AEROSPACE & DEFENSE                                    123,567

BASIC INDUSTRIES - 12.1%

CHEMICALS & PLASTICS - 6.1%

Arch Chemicals, Inc.              307,500                    6,073

Cabot Corp.                       636,000                    17,172

CK Witco Corp.                    2,953,176                  34,700

Dow Chemical Co.                  100,000                    11,300

E.I. du Pont de Nemours and       44,524                     2,112
Co.

Engelhard Corp.                   1,251,100                  21,972

Geon Co. (d)                      1,627,200                  35,595

Hercules, Inc.                    1,218,600                  18,964

Lyondell Chemical Co.             10,000                     184

M.A. Hanna Co.                    618,000                    7,107

Millennium Chemicals, Inc.        670,000                    13,358

Praxair, Inc.                     440,000                    19,553

W.R. Grace & Co. (a)              2,974,800                  38,672

                                                             226,762

IRON & STEEL - 0.7%

Mueller Industries, Inc. (a)      70,000                     2,306

Nucor Corp.                       400,900                    17,239

USX - U.S. Steel Group            200,000                    5,013

                                                             24,558

METALS & MINING - 0.6%

Alcoa, Inc.                       43,300                     2,809

Phelps Dodge Corp.                80,000                     3,700

Ryerson Tull, Inc.                1,113,441                  13,779

                                                             20,288

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - CONTINUED

PACKAGING & CONTAINERS - 1.8%

American National Can Group,      1,190,000                 $ 20,007
Inc.

Bemis Co., Inc.                   1,315,700                  48,434

                                                             68,441

PAPER & FOREST PRODUCTS - 2.9%

Albany International Corp.        1,293,830                  19,650
Class A (a)(d)

Bowater, Inc.                     191,700                    10,544

Chesapeake Corp.                  384,500                    12,016

Fort James Corp.                  1,488,562                  35,632

Pentair, Inc.                     810,000                    30,983

                                                             108,825

TOTAL BASIC INDUSTRIES                                       448,874

CONSTRUCTION & REAL ESTATE -
11.9%

BUILDING MATERIALS - 6.6%

American Standard Companies,      2,499,600                  102,484
Inc. (a)

Crane Co.                         969,500                    26,055

Ferro Corp. (d)                   3,143,400                  71,905

Hussmann International, Inc.      762,900                    10,585

Omnova Solutions, Inc. (d)        3,064,000                  18,384

Sherwin-Williams Co.              580,000                    14,428

                                                             243,841

ENGINEERING - 2.0%

Fluor Corp.                       2,221,200                  74,549

REAL ESTATE - 0.4%

Iron Mountain, Inc. (a)           476,000                    16,660

REAL ESTATE INVESTMENT TRUSTS
- 2.9%

Apartment Investment &            416,800                    16,568
Management Co. Class A

Arden Realty Group, Inc.          524,700                    11,675

Avalonbay Communities, Inc.       339,200                    13,271

BRE Properties, Inc. Class A      341,100                    9,529

Duke-Weeks Realty Corp.           379,200                    8,224

Equity Office Properties Trust    190,000                    5,166

First Industrial Realty           163,900                    4,927
Trust, Inc.

Fortress Investment Corp. (c)     250,000                    3,344

Kimco Realty Corp.                274,000                    10,909

ProLogis Trust                    183,500                    3,613

Public Storage, Inc.              373,800                    8,364

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- CONTINUED

Simon Property Group, Inc.        366,800                   $ 9,308

Spieker Properties, Inc.          84,400                     3,740

                                                             108,638

TOTAL CONSTRUCTION & REAL                                    443,688
ESTATE

DURABLES - 7.7%

AUTOS, TIRES, & ACCESSORIES -
2.3%

AutoNation, Inc. (a)              4,028,400                  36,759

Eaton Corp.                       428,900                    36,028

Goodyear Tire & Rubber Co.        508,800                    14,056

                                                             86,843

CONSUMER DURABLES - 2.3%

Snap-On, Inc. (d)                 3,235,800                  85,546

CONSUMER ELECTRONICS - 0.9%

Black & Decker Corp.              795,500                    33,461

HOME FURNISHINGS - 1.9%

Heilig-Meyers Co.                 735,200                    2,252

Herman Miller, Inc.               1,958,300                  53,608

Hillenbrand Industries, Inc.      534,700                    16,108

                                                             71,968

TEXTILES & APPAREL - 0.3%

Kellwood Co.                      181,700                    3,112

Liz Claiborne, Inc.               8,800                      408

Shaw Industries, Inc.             414,700                    6,557

Unifi, Inc. (a)                   46,500                     474

                                                             10,551

TOTAL DURABLES                                               288,369

ENERGY - 8.5%

ENERGY SERVICES - 2.9%

Halliburton Co.                   1,807,300                  79,860

Helmerich & Payne, Inc.           558,600                    17,491

Weatherford International,        303,674                    12,337
Inc.

                                                             109,688

OIL & GAS - 5.6%

Amerada Hess Corp.                1,198,300                  76,242

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Burlington Resources, Inc.        320,300                   $ 12,592

Conoco, Inc. Class B              725,169                    18,039

Grant Prideco, Inc. (a)           303,674                    5,846

Occidental Petroleum Corp.        1,847,200                  39,599

Ocean Energy, Inc. (a)            733,000                    9,483

Sunoco, Inc.                      502,200                    15,223

Tosco Corp.                       926,800                    29,716

                                                             206,740

TOTAL ENERGY                                                 316,428

FINANCE - 6.7%

BANKS - 1.4%

AmSouth Bancorp.                  610,000                    8,883

Bank One Corp.                    650,000                    19,825

Comerica, Inc.                    321,100                    13,607

Compass Bancshares, Inc.          231,300                    4,279

Hudson United Bancorp             130,000                    2,933

U.S. Bancorp                      50,000                     1,016

                                                             50,543

CREDIT & OTHER FINANCE - 0.4%

Associates First Capital          750,000                    16,641
Corp. Class A

FEDERAL SPONSORED CREDIT - 2.7%

Fannie Mae                        850,000                    51,266

Freddie Mac                       1,100,000                  50,531

                                                             101,797

INSURANCE - 2.2%

Ace Ltd.                          1,325,700                  31,734

Commerce Group, Inc.              237,200                    6,997

MetLife, Inc.                     1,400,000                  23,188

Protective Life Corp.             30,000                     714

Sun Life Financial Services       600,000                    7,152
Canada, Inc.

UnumProvident Corp.               623,900                    10,606

                                                             80,391

TOTAL FINANCE                                                249,372

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

HEALTH - 2.4%

MEDICAL EQUIPMENT & SUPPLIES
- 1.4%

DENTSPLY International, Inc.      1,817,800                 $ 52,830

MEDICAL FACILITIES MANAGEMENT
- 1.0%

Quest Diagnostics, Inc. (a)       635,700                    36,990

TOTAL HEALTH                                                 89,820

HOLDING COMPANIES - 0.2%

PartnerRe Ltd.                    190,800                    7,012

INDUSTRIAL MACHINERY &
EQUIPMENT - 8.8%

ELECTRICAL EQUIPMENT - 1.8%

AMETEK, Inc. (d)                  3,305,000                  67,959

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.8%

Ingersoll-Rand Co.                651,500                    30,580

ITT Industries, Inc.              845,900                    26,699

Kaydon Corp.                      1,252,300                  29,273

Kennametal, Inc.                  551,381                    15,852

                                                             102,404

POLLUTION CONTROL - 4.2%

Ogden Corp.                       2,221,900                  21,802

Republic Services, Inc. Class     6,098,700                  83,476
A (a)

Waste Management, Inc.            3,243,622                  51,492

                                                             156,770

TOTAL INDUSTRIAL MACHINERY &                                 327,133
EQUIPMENT

MEDIA & LEISURE - 1.5%

LEISURE DURABLES & TOYS - 0.1%

Callaway Golf Co.                 336,400                    5,593

LODGING & GAMING - 0.5%

Gtech Holdings Corp. (a)          124,200                    2,577

Harrah's Entertainment, Inc.      200,000                    4,113
(a)

Starwood Hotels & Resorts         388,200                    11,039
Worldwide, Inc. unit

                                                             17,729

PUBLISHING - 0.9%

Banta Corp. (d)                   1,703,500                  33,325

TOTAL MEDIA & LEISURE                                        56,647

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

NONDURABLES - 2.3%

BEVERAGES - 0.4%

Canandaigua Brands, Inc.          279,300                   $ 14,070
Class A (a)

FOODS - 1.6%

Dean Foods Co.                    404,300                    9,905

Earthgrains Co.                   424,100                    5,964

Keebler Foods Co.                 562,100                    17,671

Nabisco Group Holdings Corp.      790,200                    10,174

Nabisco Holdings Corp. Class A    404,100                    15,179

                                                             58,893

TOBACCO - 0.3%

RJ Reynolds Tobacco Holdings,     672,000                    13,944
Inc.

TOTAL NONDURABLES                                            86,907

PRECIOUS METALS - 0.8%

Agnico-Eagle Mines Ltd.           1,184,800                  6,321

Newmont Mining Corp.              1,070,200                  25,083

                                                             31,404

RETAIL & WHOLESALE - 8.5%

APPAREL STORES - 1.9%

Payless ShoeSource, Inc. (a)      726,400                    40,043

The Limited, Inc.                 696,921                    31,492

                                                             71,535

GENERAL MERCHANDISE STORES -
6.2%

Consolidated Stores Corp.         7,070,050                  87,934
(a)(d)

Federated Department Stores,      3,593,800                  122,189
Inc. (a)

Nordstrom, Inc.                   688,240                    19,142

                                                             229,265

GROCERY STORES - 0.4%

Fleming Companies, Inc.           882,172                    14,501

TOTAL RETAIL & WHOLESALE                                     315,301

SERVICES - 9.6%

LEASING & RENTAL - 0.3%

Central Parking Corp.             125,500                    3,216

Ryder System, Inc.                327,300                    7,262

                                                             10,478

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

SERVICES - CONTINUED

PRINTING - 7.7%

Deluxe Corp. (d)                  5,952,300                 $ 149,916

John H. Harland Co. (d)           2,199,700                  33,820

R.R. Donnelley & Sons Co.         4,865,700                  103,396

                                                             287,132

SERVICES - 1.6%

Dun & Bradstreet Corp.            487,600                    14,689

Gartner Group, Inc. Class B       312,467                    3,379
(a)

H&R Block, Inc.                   563,500                    23,561

Pittston Co. - Brinks Group       636,400                    10,421

Regis Corp.                       547,400                    6,398

                                                             58,448

TOTAL SERVICES                                               356,058

TECHNOLOGY - 2.9%

COMPUTER SERVICES & SOFTWARE
- 0.4%

Ceridian Corp. (a)                630,000                    13,663

Unisys Corp. (a)                  100,000                    2,319

                                                             15,982

COMPUTERS & OFFICE EQUIPMENT
- 1.8%

Diebold, Inc.                     293,000                    8,460

UNOVA, Inc. (a)(d)                4,244,400                  59,422

                                                             67,882

ELECTRONIC INSTRUMENTS - 0.3%

Thermo Electron Corp. (a)         450,400                    8,727

PHOTOGRAPHIC EQUIPMENT - 0.4%

Polaroid Corp.                    705,200                    14,236

TOTAL TECHNOLOGY                                             106,827

TRANSPORTATION - 4.1%

RAILROADS - 1.6%

Burlington Northern Santa Fe      674,500                    16,272
Corp.

Canadian National Railway Co.     459,400                    12,828

CSX Corp.                         757,600                    15,862

Norfolk Southern Corp.            719,700                    12,685

                                                             57,647

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TRANSPORTATION - CONTINUED

SHIPPING - 0.1%

Teekay Shipping Corp.             140,500                   $ 4,610

TRUCKING & FREIGHT - 2.4%

CNF Transportation, Inc. (d)      3,214,000                  89,791

TOTAL TRANSPORTATION                                         152,048

UTILITIES - 0.7%

ELECTRIC UTILITY - 0.4%

Citizens Utilities Co. Class      969,400                    15,571
B (a)

TELEPHONE SERVICES - 0.3%

BellSouth Corp.                   214,000                    10,419

TOTAL UTILITIES                                              25,990

TOTAL COMMON STOCKS                                          3,425,445
(Cost $3,896,761)

CONVERTIBLE PREFERRED STOCKS
- 1.3%



BASIC INDUSTRIES - 0.5%

PACKAGING & CONTAINERS - 0.5%

Owens-Illinois, Inc. $2.375       681,200                    16,604

FINANCE - 0.3%

CREDIT & OTHER FINANCE - 0.3%

Union Pacific Capital Trust       268,000                    11,323
$3.125 TIDES (c)

MEDIA & LEISURE - 0.3%

PUBLISHING - 0.3%

Readers Digest Automatic          407,000                    11,752
Common Exchange Securities
Trust $1.93 TRACES

TRANSPORTATION - 0.2%

RAILROADS - 0.2%

Canadian National Railway Co.     175,000                    7,875
$2.62

TOTAL CONVERTIBLE PREFERRED                                  47,554
STOCKS
(Cost $63,335)

CASH EQUIVALENTS - 7.2%

                                 SHARES                     VALUE (NOTE 1) (000S)

Central Cash Collateral Fund,     2,953,800                 $ 2,954
5.94% (b)

Taxable Central Cash Fund,        265,142,943                265,143
5.77% (b)

TOTAL CASH EQUIVALENTS                                       268,097
(Cost $268,097)

TOTAL INVESTMENT PORTFOLIO -                                 3,741,096
100.5%
(Cost $4,228,193)

NET OTHER ASSETS - (0.5)%                                    (19,116)

NET ASSETS - 100%                                           $ 3,721,980


SECURITY TYPE ABBREVIATIONS

TIDES                        -   Term Income Deferred  Equity
                                 Securities

TRACES                       -   Trust Automatic Common
                                 Exchange Securities

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,667,000 or 0.4% of net assets.

(d) Affiliated company

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $4,229,321,000. Net unrealized depreciation aggregated $488,225,000, of which $293,448,000 related to appreciated investment securities and $781,673,000 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                   APRIL 30,
                                    2000 (UNAUDITED)

ASSETS

Investment in securities, at             $ 3,741,096
value (cost $4,228,193) -
See accompanying schedule

Receivable for investments                17,950
sold

Receivable for fund shares                4,068
sold

Dividends receivable                      3,048

Interest receivable                       1,103

Other receivables                         51

 TOTAL ASSETS                             3,767,316

LIABILITIES

Payable for investments        $ 29,429
purchased

Payable for fund shares         11,788
redeemed

Accrued management fee          714

Other payables and accrued      451
expenses

Collateral on securities        2,954
loaned, at value

 TOTAL LIABILITIES                        45,336

NET ASSETS                               $ 3,721,980

Net Assets consist of:

Paid in capital                          $ 4,336,359

Undistributed net investment              29,072
income

Accumulated undistributed net             (156,324)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               (487,127)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 87,194 shares            $ 3,721,980
outstanding

NET ASSET VALUE, offering                 $42.69
price and redemption price
per share ($3,721,980
(divided by) 87,194 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS      SIX
                          MONTHS ENDED APRIL 30, 2000
                                          (UNAUDITED)

INVESTMENT INCOME                            $ 40,300
Dividends (including $11,779
received from  affiliated
issuers)

Interest                                      5,923

Security lending                              67

 TOTAL INCOME                                 46,290

EXPENSES

Management fee Basic fee         $ 11,382

 Performance adjustment           (6,463)

Transfer agent fees               4,440

Accounting and security           355
lending fees

Non-interested trustees'          6
compensation

Custodian fees and expenses       55

Registration fees                 31

Audit                             26

Legal                             103

Reports to shareholders           288

Miscellaneous                     6

 Total expenses before            10,229
reductions

 Expense reductions               (635)       9,594

NET INVESTMENT INCOME                         36,696

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (155,184)
(including realized gain
(loss) of   $44,494 on sales
of investments in affiliated
issuers)

 Foreign currency transactions    10          (155,174)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            116,505

 Assets and liabilities in        (47)        116,458
foreign currencies

NET GAIN (LOSS)                               (38,716)

NET INCREASE (DECREASE) IN                   $ (2,020)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 36,696                    $ 79,542
income

 Net realized gain (loss)         (155,174)                   747,626

 Change in net unrealized         116,458                     (404,132)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (2,020)                     423,036
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (66,630)                    (59,249)
From net investment income

 From net realized gain           (512,953)                   (770,273)

 TOTAL DISTRIBUTIONS              (579,583)                   (829,522)

Share transactions Net            713,041                     2,275,068
proceeds from sales of shares

 Reinvestment of distributions    556,334                     789,967

 Cost of shares redeemed          (1,644,366)                 (3,871,891)

 NET INCREASE (DECREASE) IN       (374,991)                   (806,856)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (956,594)                   (1,213,342)
IN NET ASSETS

NET ASSETS

 Beginning of period              4,678,574                   5,891,916

 End of period (including        $ 3,721,980                 $ 4,678,574
undistributed net investment
income of $29,072 and
$79,692, respectively)

OTHER INFORMATION
Shares

 Sold                             17,044                      43,270

 Issued in reinvestment of        13,008                      17,239
distributions

 Redeemed                         (39,235)                    (77,661)

 Net increase (decrease)          (9,183)                     (17,152)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                 1998      1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 48.54                          $ 51.90              $ 60.74   $ 54.99  $ 48.12  $ 44.71
period

Income from Investment
Operations

Net investment income D           .39                              .76                  .60       .58      .70      .70

Net realized and unrealized       .11 F                            3.58                 (1.01)    11.62    8.38     5.16
gain (loss)

 Total from investment            .50                              4.34                 (.41)     12.20    9.08     5.86
operations

Less Distributions

 From net investment income       (.73)                            (.55)                (.48)     (.53)    (.48)    (.17)

From net realized gain            (5.62)                           (7.15)               (7.95)    (5.92)   (1.73)   (2.28)

Total distributions               (6.35)                           (7.70)               (8.43)    (6.45)   (2.21)   (2.45)

Net asset value, end of period   $ 42.69                          $ 48.54              $ 51.90   $ 60.74  $ 54.99  $ 48.12

TOTAL RETURN B, C                 1.01%                            9.24%                (1.33)%   24.31%   19.44%   14.19%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period       $ 3,722                          $ 4,679              $ 5,892   $ 7,855  $ 6,934  $ 5,063
(in millions)

Ratio of expenses to average      .53% A                           .56%                 .63%      .68%     .89%     .97%
net assets

Ratio of expenses to average      .49% A, E                        .54% E               .61% E    .66% E   .88% E   .96% E
net assets after expense
reductions

Ratio of net investment           1.89% A                          1.50%                1.06%     1.01%    1.34%    1.58%
income to average net assets

Portfolio  turnover rate          49% A                            50%                  36%       56%      112%     125%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Value Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury , Federal Agency or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest) . FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $897,263,000 and $1,636,227,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .25% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .23% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $134,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $2,803,000. The fund received cash collateral of $2,954,000 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $556,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,000 and $76,000, respectively, under these arrangements.

7. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS              PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE
AFFILIATE

Albany International Corp.        $ 165              $ -  4,014      $ -                  $ 19,650
Class A                            -                  -  15,053       -                    -
American Standard Companies,       -  -               -               397  591             67,959
Inc.                               18,843             7,307           597                  33,325
AMETEK, Inc.                       -                  -               386                  89,791
Banta Corp.                        936                -               -                    -
CNF Transportation, Inc.           17,181             18,913          4,323                87,934
Cabot Corp.                        -                  -               314                  149,916
Consolidated Stores Corp.          6,452              3,899           866                  -
Deluxe Corp.                       -                  5,705           -                    71,905
Dole Food Co., Inc.                -                  42              161                  -
Ferro Corp.                        5,167              -               365                  27,014
Filene's Basement Corp.            -                  -               330                  35,595
GenCorp, Inc.                      5,715              26,187          1,377                33,820
Geon Co.                           -                  258             164                  86,984
John H. Harland Co.                -                  -               461                  -             18,384
Harsco Corp.                       8,273              -               1,447                85,546
Heilig-Meyers Co.                  5,252                              -                    59,422
Omnova Solutions, Inc.
Snap-On, Inc.
UNOVA, Inc.

TOTALS                            $ 67,984           $ 81,378        $ 11,779             $ 867,245


PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on March 15, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the 12 nominees presented in proposal 1.*

               # OF               % OF
               VOTES CAST         VOTES CAST
RALPH F. COX
Affirmative    6,454,635,392.01   93.422

Withheld       454,474,349.21     6.578

TOTAL          6,909,109,741.22   100.000

PHYLLIS BURKE DAVIS
Affirmative    6,452,207,010.46   93.387

Withheld       456,902,730.76     6.613

TOTAL          6,909,109,741.22   100.000

ROBERT M. GATES
Affirmative    6,452,253,108.65   93.388

Withheld       456,856,632.57     6.612

TOTAL          6,909,109,741.22   100.000

EDWARD C. JOHNSON 3D
Affirmative    6,456,108,647.32   93.443

Withheld       453,001,093.90     6.557

TOTAL          6,909,109,741.22   100.000

DONALD J. KIRK
Affirmative    6,456,684,925.93   93.452

Withheld       452,424,815.29     6.548

TOTAL          6,909,109,741.22   100.000

NED C. LAUTENBACH
Affirmative    6,460,676,247.62   93.510

Withheld       448,433,493.60     6.490

TOTAL          6,909,109,741.22   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST
PETER S. LYNCH
Affirmative    6,459,937,469.58   93.499

Withheld       449,172,271.64     6.501

TOTAL          6,909,109,741.22   100.000

WILLIAM O. MCCOY
Affirmative    6,457,044,561.35   93.457

Withheld       452,065,179.87     6.543

TOTAL          6,909,109,741.22   100.000

GERALD C. MCDONOUGH
Affirmative    6,447,556,799.89   93.320

Withheld       461,552,941.33     6.680

TOTAL          6,909,109,741.22   100.000

MARVIN L. MANN
Affirmative    6,458,028,797.63   93.471

Withheld       451,080,943.59     6.529

TOTAL          6,909,109,741.22   100.000

ROBERT C. POZEN
Affirmative    6,436,313,895.12   93.157

Withheld       472,795,846.10     6.843

TOTAL          6,909,109,741.22   100.000

THOMAS R. WILLIAMS
Affirmative    6,447,589,960.53   93.320

Withheld       461,519,780.69     6.680

TOTAL          6,909,109,741.22   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accounts of the fund.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    1,866,766,452.30   90.634

Against        31,460,225.89      1.528

Abstain        161,445,834.12     7.838

TOTAL          2,059,672,512.31   100.000

PROPOSAL 3

To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF               % OF
                    VOTES CAST         VOTES CAST
Affirmative         5,992,780.995.57   86.740

Against             218,788,797.26     3.167

Abstain             697,326,989.54     10.093

TOTAL               6,908,896,782.37   100.000

Broker Non-Votes    212,958.85

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act, and would modify the performance adjustment calculation to calculate the fund's investment performance and that of its comparative index to the nearest 0.01%.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    1,780,940,735.15   86.467

Against        58,232,683.02      2.827

Abstain        220,499,094.14     10.706

TOTAL          2,059,672,512.31   100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the 1940 Act.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    1,771,009,298.21   85.985

Against        58,996,226.71      2.864

Abstain        229,666,987.39     11.151

TOTAL          2,059,672,512.31   100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the 1940 Act.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    1,767,280,997.60   85.804

Against        61,283,946.47      2.975

Abstain        231,107,568.24     11.221

TOTAL          2,059,672,512.31   100.000

PROPOSAL 7

To amend the fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    1,749,368,042.65   84.934

Withheld       87,501,618.41      4.249

Abstain        222,802,851.25     10.817

TOTAL          2,059,672,512.31   100.000

PROPOSAL 8

To amend the fundamental investment limitation concerning underwriting.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    1,754,335,782.38   85.175

Against        76,783,788.18      3.728

Abstain        228,552,941.75     11.097

TOTAL          2,059,672,512.31   100.000

* DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Richard B. Fentin, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

*  INDEPENDENT TRUSTEES

VAL-SANN-0600  103971
1.703562.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund (registered trademark)
Contrafund(registered trademark) II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark) Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com